UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07343

The Prudential Investment Portfolios, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 9/30/2008

Date of reporting period: 9/30/2008

Item 1 – Reports to Stockholders –

SEPTEMBER 30, 2008	ANNUAL REPORT

Dryden Active Allocation Fund

FUND TYPE

Balanced/allocation

OBJECTIVE

Income and long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

November 14, 2008

Dear Shareholder:

We hope you find the annual report for the Dryden Active Allocation Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Active Allocation Fund is income and long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.18%; Class B, 1.88%; Class C, 1.88%; Class L, 1.38%; Class M, 1.88%; Class R, 1.63%; Class X, 1.88%; Class Z, 0.88%. Net operating expenses apply to: Class A, 1.16%; Class B, 1.88%; Class C, 1.88%; Class L, 1.38%; Class M, 1.88%; Class R, 1.38%; Class X, 1.88%; Class Z, 0.88%, after contractual reduction through 1/31/2008 for Class A shares and 1/31/2009 for Class R shares.

Cumulative Total Returns as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–16.22%	25.30%	50.37%	—
Class B	–16.86	20.70	39.73	—
Class C	–16.86	20.70	39.73	—
Class L	–16.41	N/A	N/A	–13.51% (3/26/07)
Class M	–16.86	N/A	N/A	–14.21 (3/26/07)
Class R	–16.41	N/A	N/A	3.45 (12/17/04)
Class X	–16.86	N/A	N/A	–14.21 (3/26/07)
Class Z	–16.03	26.85	54.59	—
Customized Blend Index[2]	–11.68	25.85	51.08	**
Barclays Capital U.S. Aggregate Bond Index[3]	3.65	20.40	65.95	***
S&P 500 Index[4]	–21.96	28.65	35.18	****
Lipper Mixed-Asset Target Allocation Growth Funds Avg.[5]	–17.90	24.97	47.00	*****

2	Visit our website at www.jennisondryden.com

Average Annual Total Returns[6] as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–20.83%	3.44%	3.58%	—
Class B	–20.65	3.67	3.40	—
Class C	–17.62	3.83	3.40	—
Class L	–21.21	N/A	N/A	–12.58% (3/26/07)
Class M	–21.41	N/A	N/A	–12.33 (3/26/07)
Class R	–16.41	N/A	N/A	0.90 (12/17/04)
Class X	–21.41	N/A	N/A	–12.33 (3/26/07)
Class Z	–16.03	4.87	4.45	—
Customized Blend Index[2]	–11.68	4.71	4.21	**
Barclays Capital U.S. Aggregate Bond Index[3]	3.65	3.78	5.20	***
S&P 500 Index[4]	–21.96	5.17	3.06	****
Lipper Mixed-Asset Target Allocation Growth Funds Avg.[5]	–17.90	4.49	3.79	*****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 1%, 6%, and 6%, respectively. Class R and Class Z shares are not subject to a sales charge. Class L shares are closed to most new purchasers (with the exception of exchanges from the same class of shares offered by certain other JennisonDryden Funds).

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns. The Since Inception returns for the Customized Blend Index, Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index), S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The Customized Blend Index is made up of the S&P 500 Index (57.5%), the Barclays Capital U.S. Aggregate Bond Index (40.0%), and the T-Bill 3-Month Blend (2.5%).

3The Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index), is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity on the securities. It gives a broad look at how short- and intermediate-term bonds have performed.

4The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

5The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category for the periods

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	3

Your Fund’s Performance (continued)

noted. Funds in the Lipper Average are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%.

6The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Customized Blend Index Closest Month-End to Inception cumulative total returns are 8.81% for Class R; and -6.51% for Class L, Class M, and Class X. Customized Blend Index Closest Month-End to Inception average annual total returns are 2.28% for Class R; and -4.39% for Class L, Class M, and Class X.

***Barclays Capital U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total returns are 15.04% for Class R; and 6.05% for Class L, Class M, and Class X. Barclays Capital U.S. Aggregate Bond Index Closest Month-End to Inception average annual total returns are 3.81% for Class R; and 3.99% for Class L, Class M, and Class X.

****S&P 500 Index Closest Month-End to Inception cumulative total returns are 3.44% for Class R; and -15.38% for Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns are 0.91% for Class R; and -10.54% for Class L, Class M, and Class X.

*****Lipper Average Closest Month-End to Inception cumulative total returns are 4.97% for Class R; and -12.57% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total returns are 1.25% for Class R; and -8.60% for Class L, Class M, and Class X.

Investors cannot invest directly in an index. The returns for the Customized Blend Index, the Barclays Capital U.S. Aggregate Bond Index, and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Equity Holdings expressed as a percentage of net assets as of 9/30/08
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	2.2%
Microsoft Corp., Software	1.6
Procter & Gamble Co., Household Products	1.4
Chevron Corp., Oil, Gas & Consumable Fuels	1.3
General Electric Co., Industrial Conglomerates	1.2

Holdings reflect only long-term equity investments and are subject to change.

Five Largest Equity Industries expressed as a percentage of net assets as of 9/30/08
Oil, Gas & Consumable Fuels	6.5%
Pharmaceuticals	4.7
Computers & Peripherals	3.1
Insurance	2.6
Software	2.5

Industry weightings reflect only long-term equity investments and are subject to change.

4	Visit our website at www.jennisondryden.com

Strategy and Performance Overview

How did the Fund perform?

The Dryden Active Allocation Fund’s Class A shares declined 16.22% for the 12 months ended September 30, 2008, which was more than the 11.68% decline of the Fund’s Customized Blend Index but less than the 17.90% decline of the Lipper Mixed-Asset Target Allocation Growth Funds Average.

How is the Fund managed?

The Fund invests primarily in common stocks and other equity-related securities, corporate bonds and other fixed income securities, short-term obligations of banks and other money market securities. Quantitative Management Associates LLC (QMA) manages the Fund’s equity investments, and Prudential Fixed Income Management manages its fixed-income and money market securities. The two asset managers look to enhance performance in two ways. The first is active asset allocation in which the Fund is tilted toward the asset class that is believed to offer better value at a given point in time. The second is security selection that involves constructing equity and bond portfolios designed to respectively outperform the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index. Both indexes are included in the Customized Blend Index, which also includes a blend of the three-month U.S. Treasury bill.

What were conditions like in the U.S. stock market?

The U.S. equity market endured wild gyrations and precipitous declines as a credit crisis went from bad to worse during the reporting period. The credit crisis began in the United States in 2007 as delinquencies and foreclosures on subprime mortgages began to climb sharply. Banks grew increasingly reluctant to lend money to each other due to potential exposure to risky home loans. To prevent problems in the financial system from spilling over to the broader economy, the Federal Reserve (the Fed) cut short-term interest rates shortly before the reporting period began. During October 2007, the first month of the reporting period, the economy seemed to be in rather good shape, and a strong rally in stock prices pushed the S&P 500 Index to its record high.

It soon became apparent, however, that the worsening financial crisis required more aggressive and inventive measures to ease stresses in the credit markets. Commercial banks, Wall Street firms, and savings and loan institutions continued to take massive write-downs and losses related to subprime mortgages. The U.S. economy began to shed hundreds of thousands of jobs, consumer confidence slid, housing prices continued to fall, and the inventory of houses for sale marched higher.

The Fed and the U.S. Department of the Treasury took unusual steps to aid the nation’s economy and stabilize its financial system. The Fed repeatedly eased

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	5

Strategy and Performance Overview (continued)

monetary policy, pushing down its target for the federal funds rate on overnight loans between banks from 4.75% in October 2007 to 2.00% in April 2008. In addition, the Fed allowed Wall Street investment banks to borrow money from its discount window on much the same terms as commercial banks. It also helped facilitate JP Morgan Chase & Co.’s hurried acquisition of Bear Stearns Cos. at a deep discount as the latter neared bankruptcy in March. Indeed, the era of large, independent investment banks came to an end on Wall Street in September. Bank of America agreed to purchase Merrill Lynch & Co., and Barclays Capital Inc. bought some of Lehman Brothers Holdings Inc.’s North American businesses after the latter declared bankruptcy. Finally, the Fed allowed Morgan Stanley and Goldman Sachs Group Inc. to become traditional bank holding companies.

In that same month, the federal government took over Fannie Mae and Freddie Mac as the two government-sponsored enterprises suffered massive mortgage-related losses. The Treasury Department proposed an emergency rescue plan to buy distressed mortgage-related assets from financial institutions. The U.S. House of Representatives initially voted down the plan, but a revised version of the plan was signed into law in early October.

How did the sectors of the S&P 500 Index perform?

Nine of the 10 sectors in the S&P 500 Index finished the reporting period in negative territory. Not surprisingly, the worst performer was the embattled financials sector, which declined around 39%. Consumer staples, traditionally a defensive sector because it includes businesses such as household and personal products that tend to do well even during tough economic times, posted a marginally positive return.

The remaining eight sectors ended with double-digit losses. Four of them— telecommunication services, consumer discretionary, information technology, and industrials—underperformed the S&P 500 Index. Telecommunication services fell partly because some key companies in the business saw customers increasingly cancel their landline accounts. The consumer discretionary sector slid, as it includes retailing, autos, and other lines of businesses that tend to be less profitable when the economy struggles and consumers tighten their purse strings. Information technology fell hard, and a distressed manufacturing arena pressured the industrials sector.

The other four sectors—energy, materials, utilities, and healthcare—outperformed the S&P 500 Index, but still declined. The profitable glow of the energy sector faded. The price of crude oil soared to more than $140 per barrel in July 2008, then tumbled to end the reporting period at around $100 per barrel as slowing global economic growth hurt demand for oil and the U.S. dollar strengthened versus several currencies.

6	Visit our website at www.jennisondryden.com

A drop in natural gas prices also hurt the energy sector. The materials sector weakened on lower demand in construction. Healthcare and utilities, which are also considered defensive sectors, posted the smallest declines for the period.

What were conditions like in the U.S. bond market?

The U.S. bond market easily outperformed the nation’s stock market for the reporting period. The Barclays Capital U.S. Aggregate Bond Index, a widely watched gauge of investment-grade bond markets, posted a 3.65% total return, which included price changes and coupon payments. The performance of the bond markets was mixed, reflecting a flight to quality that emerged in response to the credit crisis.

Many risk-averse investors sought refuge in U.S. Treasury securities, which easily outperformed the other domestic bond markets by posting an 8.73% total return for the reporting period. The markets for federal agency securities and mortgage-backed securities backed by federal agencies, Fannie Mae, or Freddie Mac also posted positive returns. (The federal government’s takeover of Fannie Mae and Freddie Mac benefited the mortgage-backed market.) In contrast, the investment-grade corporate bond market finished in negative territory, as trading in the outstanding bonds of companies virtually came to a standstill following the collapse of Lehman Brothers. High yield corporate bonds, commonly called “junk” bonds, posted a double-digit loss, as bonds rated below investment grade largely fell out of favor.

Two other markets that ended in the red were commercial mortgage-backed securities and asset-backed securities, which are backed by credit card payments, home equity loans, and other pools of loans. The former was negatively affected by falling commercial property valuations, rising vacancies, and slowing growth in rents. The latter was pressured by rising charge-offs and late payments on credit cards and home equity loans, many of which are of subprime quality.

How did asset allocation decisions affect the Fund’s performance?

QMA believes asset class exposure can have a greater impact on portfolio returns over the long term than selection of individual securities. QMA uses quantitative models to determine which asset classes offer the best investment opportunities. Using corporate earnings expectations and stock prices, QMA compares the expected returns on stocks with interest rates on bonds. It uses a combination of expected returns and its seasoned market judgment to decide when to increase the Fund’s exposure to the asset class that offers the best value at any time, monitoring its allocation daily. Most changes to asset allocation are implemented using stock and bond futures contracts because this method is quicker and less expensive than trading the actual securities. The Fund’s neutral position is 57.5% stocks, 40.0% bonds, and 2.5% cash.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	7

Strategy and Performance Overview (continued)

During the reporting period, the Fund favored stocks over bonds to varying degrees. This detracted from the Fund’s return, as the U.S. stock market declined sharply, according to the S&P 500 Index. In contrast, the investment-grade bond markets posted a positive total return overall, according to the Barclays Capital U.S. Aggregate Bond Index.

What impact did the quantitative stock strategy have on the Fund’s performance?

QMA uses a quantitative investment process that evaluates more than 3000 stocks daily to construct an equity portfolio whose primary objective is to enhance the Fund’s return through modest overweight exposures to securities that QMA likes the most and modest underweight exposures to securities that it likes least relative to the S&P 500 Index. When constructing the equity portfolio, QMA tries to minimize other risks by limiting its deviation from the S&P 500 Index in terms of sector weightings, industry weightings, and other factors. However, if QMA expects international stocks to outperform the U.S. stock market, the Fund may diversify by selectively adding exposure to international equity markets.

The Fund’s equity portfolio underperformed the S&P 500 Index because it had a modest exposure to shares of companies based in other countries, and international stock markets overall declined more than the U.S. stock market for the reporting period. Also, poor security selection within the U.S. stock market detracted from the performance of the Fund’s equity portfolio. The quantitative style of ranking stocks was not a good predictor of how shares would perform under the unusual market conditions fostered by the credit crisis. Some stocks deemed inexpensive based on the QMA quantitative model continued to sell off. Then too, companies viewed as having favorable growth prospects according to the quantitative model reversed course and performed poorly. Because the Fund’s equity portfolio was well diversified, no one stock had a large impact on the performance of the equity portfolio.

What impact did the bond market strategy have on the Fund’s performance?

The Fund’s fixed income portfolio held a diverse mix of debt securities including but not limited to U.S. Treasury securities, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, and investment-grade corporate bonds. Prudential Fixed Income Management looks for fixed income securities that are attractively priced relative to comparable debt securities as well as those whose prices are expected to increase given its outlook for interest rates, the U.S. economy, and specific market sectors. Prudential Fixed Income Management develops an outlook for each major bond market and may emphasize one to a greater or lesser extent than the Barclays Capital U.S. Aggregate Bond Index.

8	Visit our website at www.jennisondryden.com

The Fund’s fixed income portfolio underperformed the Barclays Capital U.S Aggregate Bond Index for the reporting period. This was due primarily to the Fund’s continued investment in the Dryden Core Investment Fund-Short Term Bond Series, which holds asset-backed securities backed by home equity loans that are of subprime quality. The Fund’s fixed income portfolio also lagged the Barclays Capital U.S. Aggregate Bond Index because it had a larger exposure to commercial mortgage-backed securities. However, favorable security selection among commercial mortgage-backed securities partially offset the negative impact of the Fund’s overweight exposure to the market. In the investment-grade corporate bond market, the Fund benefited from having a smaller exposure than the Barclays Capital U.S. Aggregate Bond Index to bonds of banks and finance companies, which were hard hit by the credit crisis.

What is QMA’s outlook for the stock market?

QMA believes the U.S. economy is in the midst of a recession that most likely began in late 2007 and will probably continue until early to mid 2009. The economic problems of the United States have spread to Europe and elsewhere. Indeed, QMA believes most major developed economies are facing recession. On a positive note, inflation fears are receding as a slowdown in global economic growth caused a sharp correction in commodities markets. Most notably, the price of crude oil tumbled from its record high this summer. Also wage gains have remained muted in the United States despite continued healthy gains in worker productivity, helping to dampen inflationary pressures.

Although the global investment environment remains highly unsettled, QMA believes investors are best served by sticking with portfolios that are well diversified across asset classes. Markets that decline sharply are often followed by strong rebounds. Selling in plummeting markets to hide in cash is often a recipe for locking in losses and missing the benefits of recoveries. The bear market in stocks is well advanced by historic yardsticks of depth and duration. The S&P 500 Index was down about 40% in mid-October 2008 from its peak reached in October 2007.

What is Prudential Fixed Income Management’s outlook for the bond markets?

It will take time for financial institutions to recapitalize their balance sheets. This will pave the way for the markets to normalize and the economic outlook to improve. In the short-run, Prudential Fixed Income Management believes the most it can hope for is a restoration of confidence and trust in financial markets. Only then will the bond markets regain normal liquidity and research-based strategies seeking attractive investment opportunities begin to payoff again.

Prudential Fixed Income Management expects bond markets to remain volatile in the near-term. Longer-term, however, it seems equally clear that the sharp sell-offs have

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	9

Strategy and Performance Overview (continued)

already created attractive investment opportunities in the fixed income markets. Of course, in order to take advantage of these situations, painstaking research is more critical than ever, as is favorable security selection and deciding how large a position to take in a particular debt security.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

10	Visit our website at www.jennisondryden.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2008, at the beginning of the period, and held through the six-month period ended September 30, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	11

Fees and Expenses (continued)

Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Active Allocation Fund		Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$910.40	1.20%	$5.73
	Hypothetical	$1,000.00	$1,019.00	1.20%	$6.06

Class B	Actual	$1,000.00	$907.10	1.90%	$9.06
	Hypothetical	$1,000.00	$1,015.50	1.90%	$9.57

Class C	Actual	$1,000.00	$907.10	1.90%	$9.06
	Hypothetical	$1,000.00	$1,015.50	1.90%	$9.57

Class L	Actual	$1,000.00	$909.80	1.40%	$6.68
	Hypothetical	$1,000.00	$1,018.00	1.40%	$7.06

Class M	Actual	$1,000.00	$907.10	1.90%	$9.06
	Hypothetical	$1,000.00	$1,015.50	1.90%	$9.57

Class R	Actual	$1,000.00	$909.80	1.40%	$6.68
	Hypothetical	$1,000.00	$1,018.00	1.40%	$7.06

Class X	Actual	$1,000.00	$907.10	1.90%	$9.06
	Hypothetical	$1,000.00	$1,015.50	1.90%	$9.57

Class Z	Actual	$1,000.00	$911.70	0.90%	$4.30
	Hypothetical	$1,000.00	$1,020.50	0.90%	$4.55

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2008, and divided by the 366 days in the Fund’s fiscal year ended September 30, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of September 30, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.6%
COMMON STOCKS 62.5%

Aerospace & Defense 2.1%
7,992	BAE Systems PLC (United Kingdom)	$58,916
37,554	Boeing Co.	2,153,722
5,606	European Aeronautic Defense and Space Co. (Netherlands)	95,664
25,700	General Dynamics Corp.	1,892,034
37,300	Honeywell International, Inc.	1,549,815
43,500	Northrop Grumman Corp.	2,633,490
32,600	Raytheon Co.	1,744,426
7,200	United Technologies Corp.	432,432

		10,560,499

Air Freight & Logistics 0.2%
32,500	Pacer International, Inc.	535,275
6,100	United Parcel Service, Inc. Class A	383,629

		918,904

Auto Components 0.2%
1,000	Aisin Seiki Co. Ltd. (Japan)	24,490
300	Denso Corp. (Japan)	7,358
24,000	Johnson Controls, Inc.(g)	727,920
1,400	Tachi-S Co. Ltd. (Japan)	12,297
1,700	Teikoku Piston Ring Co. Ltd. (Japan)	8,803
600	Unipres Corp. (Japan)	5,985

		786,853

Automobiles 0.2%
570	Bayerische Motoren Werke AG (Germany)	22,199
1,939	Daimler AG (Germany)	97,908
6,272	Fiat SpA (Italy)	84,283
9,800	Harley-Davidson, Inc.	365,539
1,100	Honda Motor Co. Ltd. (Japan)	33,366
18,000	Isuzu Motors Ltd. (Japan)	50,023
10,000	Mazda Motor Corp. (Japan)	40,725
3,700	Nissan Motor Co. Ltd. (Japan)	25,019
1,793	Peugeot SA (France)	67,482
470	Renault SA (France)	29,953
2,200	Toyota Motor Corp. (Japan)	94,055

		910,552

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	13

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Beverages 1.6%
242	Baron De Ley (Spain)	$15,585
87,420	Coca-Cola Co. (The)	4,622,770
48,000	Coca-Cola Enterprises, Inc.	804,960
2,407	Diageo PLC (United Kingdom)	41,062
740	Heineken Holding NV (Netherlands)	29,051
3,000	Kirin Holdings Co. Ltd. (Japan)	39,417
34,700	PepsiAmericas, Inc.	718,984
24,200	PepsiCo, Inc.	1,724,734

		7,996,563

Biotechnology 0.6%
38,300	Amgen, Inc.(a)	2,270,041
9,600	Biogen Idec, Inc.(a)	482,784
17,000	Cubist Pharmaceuticals, Inc.(a)(g)	377,910
200	Grifols SA (Spain)	5,110
3,800	Martek Biosciences Corp.(a)	119,396

		3,255,241

Building Products
4,000	Asahi Glass Co. Ltd. (Japan)	35,163
582	Cie de Saint-Gobain (France)	30,106
1,300	NCI Buildings Systems, Inc.(a)(g)	41,274
6,000	Nippon Sheet Glass Co. Ltd. (Japan)	31,073

		137,616

Capital Markets 1.5%
1,278	3i Group PLC (United Kingdom)	16,182
12,000	Ares Capital Corp.	125,160
36,500	Bank of New York Mellon Corp. (The)	1,189,170
534	BinckBank NV (Netherlands)	4,143
13,400	Charles Schwab Corp., (The)	348,400
2,417	Credit Suisse Group (Switzerland)	112,879
1,016	Deutsche Bank AG (Germany)	73,775
21,615	Goldman Sachs Group, Inc.	2,766,720
24,500	Hercules Technology Growth Capital, Inc.	237,650
654	Investec PLC (United Kingdom)	3,573
319	Macquarie Group Ltd. (Australia)	9,822
1,517	Man Group PLC (United Kingdom)	9,270
84,962	Morgan Stanley	1,954,126
5	Secured Capital Japan Co. Ltd. (Japan)	4,304
13,600	State Street Corp.	773,568

		7,628,742

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals 1.2%
8,400	Air Products and Chemicals, Inc.	$575,316
11,400	Airgas, Inc.	566,010
517	Akzo Nobel NV (Netherlands)	24,820
2,502	BASF SE (Germany)	120,771
550	Bayer AG (Germany)	40,374
12,501	Celanese Corp., Class A	348,903
4,600	CF Industries Holdings, Inc.	420,716
6,100	Eastman Chemical Co.	335,866
5,660	Incitec Pivot Ltd.	22,677
4,100	Interpid Potash, Inc.(a)(g)	123,574
936	K+S AG (Germany)	66,646
1,734	Koninklijke DSM NV (Netherlands)	82,017
2,000	Mitsubishi Gas Chemical Co., Inc. (Japan)	9,672
16,300	Monsanto Co.	1,613,375
19,100	Mosaic Co. (The)(a)(g)	1,299,183
240	Syngenta AG (Switzerland)	50,612
21,400	Terra Industries, Inc.	629,160
1,790	Yara International ASA (Norway)	63,706

		6,393,398

Commercial Banks 1.8%
11,000	77 Bank Ltd. (The) (Japan)	55,466
1,316	Allied Irish Banks PLC (Ireland)	10,818
250	Amagerbanken A/S (Denmark)	4,054
10,171	Banco Bilbao Vizcaya Argentaria SA (Spain)	164,472
460	Banco Popolare Scarl (Italy)	7,146
10,627	Banco Santander SA (Spain)	159,344
16,570	Barclays PLC (United Kingdom)	98,449
1,721	BNP Paribas (France)	164,282
8,500	BOC Hong Kong Holdings Ltd. (Hong Kong)	15,196
18,000	Chuo Mitsui Trust Holdings, Inc. (Japan)	97,177
2,670	Commerzbank AG (Germany)	41,140
382	Commonwealth Bank of Australia (Australia)	13,463
1,841	Credit Agricole SA (France)	35,457
1,780	Danske Bank A/S (Denmark)	42,858
4,000	DBS Group Holdings Ltd. (Singapore)	47,669
1,866	Dexia SA (Belgium)	20,383
6,800	DnB NOR ASA (Norway)	52,753
473	Erste Group Bank AG (Austria)	23,548
15,046	HBOS PLC (United Kingdom)	34,136

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	15

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
12,463	HSBC Holdings PLC (United Kingdom)	$201,629
13,400	Huntington Bancshares, Inc.	107,066
154	Hypo Real Estate Holding AG (Germany)	878
335	KBC Groep NV (Belgium)	29,142
12,847	Lloyds TSB Group PLC (United Kingdom)	51,623
2,800	MainSource Financial Group, Inc.	54,880
4,000	Mitsubishi UFJ Financial Group, Inc. (Japan)	34,881
18	Mizuho Financial Group, Inc. (Japan)	78,717
3,397	National Australia Bank Ltd. (Australia)	68,560
15,300	Oriental Financial Group (Puerto Rico)	273,258
15,100	PNC Financial Services Group, Inc.	1,127,970
187,600	Regions Financial Corp.(g)	1,800,959
45	Resona Holdings, Inc. (Japan)	60,707
70	Ringkjoebing Landbobank A/S (Denmark)	7,731
36,582	Royal Bank of Scotland Group PLC (United Kingdom)	118,010
1,900	Skandinaviska Enskilda Banken, Class A (Sweden)	29,635
298	Societe Generale (France)	26,769
159	St. George Bank Ltd. (Australia)	3,753
4,300	Swedbank AB, Class A (Sweden)	56,216
16,008	U.S. Bancorp.	576,608
21,224	UniCredit SpA (Italy)	79,364
37,500	Wachovia Corp.(g)	131,250
81,575	Wells Fargo & Co.	3,061,509
2,573	Westpac Banking Corp. (Australia)	45,605

		9,114,531

Commercial Services & Supplies 0.2%
200	AF AB, Class B (Sweden)	4,461
6,461	G4S PLC (United Kingdom)	23,364
8,300	GeoEye, Inc.(a)	183,679
2,014	Hays PLC (United Kingdom)	2,916
330	Matsuda Sangyo Co. Ltd. (Japan)	5,461
8,800	R. R. Donnelley & Sons Co.(g)	215,864
15,567	Waste Management, Inc.	490,206

		925,951

Communications Equipment 1.3%
102,666	Cisco Systems, Inc.(a)	2,316,145
6,516	Nokia OYJ (Finland)	121,532
96,100	QUALCOMM, Inc.	4,129,417

		6,567,094

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Computers & Peripherals 3.1%
13,200	Apple, Inc.(a)	$1,500,312
146,200	Dell, Inc.(a)(g)	2,409,376
123,511	Hewlett-Packard Co.	5,711,150
45,641	International Business Machines Corp.(g)	5,338,171
9,100	Lexmark International, Inc., Class A(a)(g)	296,387
1,400	Mitsumi Electric Co. Ltd. (Japan)	35,550
25,400	QLogic Corp.(a)(g)	390,144
1,300	Seiko Epson Corp. (Japan)	30,232

		15,711,322

Construction & Engineering 0.3%
3,000	Boart Longyear Group (Australia)	2,706
30,200	Fluor Corp.	1,682,140
2,000	JGC Corp. (Japan)	32,087
1,000	Kinden Corp. (Japan)	9,526

		1,726,459

Construction Materials
77	HeidelbergCement AG (Germany)	8,123
311	Holcim Ltd. (Switzerland)	22,794
67	Lafarge SA (France)	7,054

		37,971

Consumer Finance 0.1%
320	Acom Co. Ltd.	10,936
700	Aiful Corp. (Japan)	5,416
900	Capital One Financial Corp.	45,900
4,300	Credit Saison Co. Ltd. (Japan)	70,670
11,700	Discover Financial Services	161,695

		294,617

Containers & Packaging 0.2%
15,400	Greif, Inc., Class A	1,010,548

Distributors
9,949	Pacific Brands Ltd. (Australia)	15,552

Diversified Consumer Services 0.5%
17,000	Apollo Group, Inc., Class A(a)	1,008,100
75,100	H&R Block, Inc.	1,708,525

		2,716,625

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	17

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Financial Services 2.4%
172,103	Bank of America Corp.(g)	$6,023,604
11,698	Challenger Financial Services Group Ltd. (Australia)	23,082
58,000	CIT Group, Inc.	403,680
94,957	Citigroup, Inc.	1,947,568
280	Corporacion Financiera Alba SA (Spain)	11,553
86	Deutsche Boerse AG (Germany)	7,965
3,628	Fortis (Belgium)	22,414
3,474	ING Groep NV (Netherlands)	74,475
2,400	Investor AB, Class B (Sweden)	44,942
83,630	JPMorgan Chase & Co.	3,905,521

		12,464,804

Diversified Telecommunication Services 2.2%
197,610	AT&T, Inc.	5,517,270
382	Belgacom SA (Belgium)	14,392
15,941	BT Group PLC (United Kingdom)	46,214
5,746	France Telecom SA (France)	161,173
18	Nippon Telegraph & Telephone Corp. (NTT) (Japan)	80,342
5,429	Portugal Telecom, SGPS SA (Portugal)	54,595
42,006	Telecom Italia SpA (Italy)	47,616
7,651	Telefonica SA (Spain)	181,922
300	Telenor ASA (Norway)	3,736
11,633	Telstra Corp. Ltd. (Australia)	39,028
111,950	Verizon Communications, Inc.	3,592,475
139,700	Windstream Corp.	1,528,318

		11,267,081

Electric Utilities 1.3%
40,900	American Electric Power Co., Inc.	1,514,527
41,900	Duke Energy Corp.	730,317
4,659	E.On AG (Germany)	236,628
46,300	Edison International	1,847,370
18,204	Enel SpA (Italy)	151,961
7,100	Entergy Corp.	631,971
8,500	HongKong Electric Holdings (Hong Kong)	53,388
2,496	Iberdrola SA (Spain)	25,357
41,800	Pepco Holdings, Inc.	957,638
1,564	Scottish & Southern Energy PLC (United Kingdom)	39,797
40,500	Sierra Pacific Resources	387,990
200	Tokyo Electric Power Co., Inc. (The) (Japan)	4,921
597	Union Fenosa SA (Spain)	14,595

		6,596,460

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electrical Equipment 0.7%
788	ABB Ltd. (Switzerland)	$15,270
12,800	Acuity Brands, Inc.(g)	534,528
882	Alstom SA (France)	66,952
7,000	Daihen Corp. (Japan)	25,025
60,900	Emerson Electric Co.	2,484,112
5,700	Energy Conversion Devices, Inc.(a)(g)	332,025
1,000	Furukawa Electric Co. Ltd. (The) (Japan)	4,416
1,000	Mitsubishi Electric Corp. (Japan)	6,747
995	Prysmian SpA (Italy)	19,572
691	Schneider Electric SA (France)	59,339
1,050	Vestas Wind Systems A/S (Denmark)	91,649

		3,639,635

Electronic Equipment & Instruments 0.2%
27,500	Daktronics, Inc.(g)	458,151
6,000	Hitachi Ltd. (Japan)	40,506
1,000	Mettler Toledo International, Inc.(a)	98,000
9,600	Multi-Fineline Electronix, Inc.(a)	141,984
7,000	Nippon Electric Glass Co. Ltd. (Japan)	63,409
2,000	Osaki Electric Co. Ltd. (Japan)	8,784
1,600	Tyco Electronics Ltd. (Bermuda)	44,256
6,000	Yaskawa Electric Corp. (Japan)	34,165

		889,255

Energy Equipment & Services 1.9%
9,200	Complete Production Services, Inc.(a)	185,196
30,500	ENSCO International, Inc.(g)	1,757,715
45,163	Halliburton Co.	1,462,830
20,200	Nabors Industries Ltd. (Bermuda)(a)	503,384
41,700	Noble Corp.	1,830,630
8,500	Patterson-UTI Energy, Inc.	170,170
1,400	Petroleum Geo-Services ASA (Norway)(a)	18,500
2,700	Pride International, Inc.(a)	79,947
31,600	Schlumberger Ltd.	2,467,644
1,500	SeaDrill Ltd. (Bermuda)	31,077
31,700	Superior Energy Services, Inc.(a)	987,138

		9,494,231

Exchange Traded Fund
400	iShares MSCI EAFE Index Fund	22,520

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	19

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food & Staples Retailing 1.7%
16,286	AWB Ltd. (Austrialia)	$36,380
405	Carrefour SA (France)	19,098
888	Casino Guichard Perrachon SA (France)	79,236
1,300	Cawachi Ltd. (Japan)	24,637
1,300	Circle K Sunkus Co. Ltd. (Japan)	21,549
71,398	Kroger Co. (The)	1,962,017
1,100	Lawson, Inc. (Japan)	50,727
54,878	Safeway, Inc.	1,301,706
11,000	SUPERVALU, Inc.	238,700
18,300	SYSCO Corp.	564,189
8,531	Tesco PLC (United Kingdom)	59,333
74,500	Wal-Mart Stores, Inc.	4,461,804
968	Wesfarmers Ltd. (Australia)	22,512
256	Wesfarmers Ltd., Class P (Australia)	5,893
2,678	Woolworths Ltd. (Australia)	58,991

		8,906,772

Food Products 0.7%
64,800	Archer-Daniels-Midland Co.(g)	1,419,768
17,000	Bunge Ltd.	1,074,060
46,500	ConAgra Foods, Inc.	904,890
28,130	Goodman Fielder Ltd. (Australia)	31,911
9	Lindt & Spruengli AG (Switzerland)	21,944
4,541	Nestle SA (Switzerland)	196,251
2,000	Nippon Meat Packers, Inc. (Japan)	30,328
3,344	Unilever PLC (United Kingdom)	90,926
31,000	Wilmar International Ltd. (Singapore)	54,975

		3,825,053

Gas Utilities
1,392	Gas Natural SDG SA (Spain)	51,669

Health Care Equipment & Supplies 1.9%
4,300	Baxter International, Inc.	282,209
28,323	Becton Dickinson & Co.	2,273,204
5,800	C.R. Bard, Inc.(g)	550,246
36,200	Covidien Ltd.	1,946,112
74,700	Medtronic, Inc.(g)	3,742,471
1,117	Smith & Nephew PLC (United Kingdom)	11,797
15,600	St. Jude Medical, Inc.(a)	678,444

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
20	Straumann Holding AG (Switzerland)	$5,541
828	Synthes, Inc. (Switzerland)	114,547

		9,604,571

Health Care Providers & Services 1.2%
14,400	AmerisourceBergen Corp.	542,160
38,600	Express Scripts, Inc.(a)	2,849,452
148	Fresenius Medical Care AG & Co. KGAA (Germany)	7,647
44,100	Humana, Inc.(a)	1,816,920
600	Suzuken Co. Ltd. (Japan)	18,233
8,400	UnitedHealth Group, Inc.	213,276
18,600	WellPoint, Inc.(a)	869,922

		6,317,610

Hotels, Restaurants & Leisure 0.6%
1,710	Aristocrat Leisure Ltd. (Australia)	8,960
20,000	Carnival Corp.	707,000
8,700	Darden Restaurants, Inc.	249,081
43	Kuoni Reisen Holding AG (Switzerland)	16,612
28,368	McDonald’s Corp.	1,750,305
2,243	OPAP SA (Greece)	68,847
10,539	TABCORP Holdings Ltd. (Australia)	69,238
2,394	Tatts Group Ltd. (Australia)	4,616

		2,874,659

Household Durables
1,700	Makita Corp. (Japan)	34,825
2,000	PanaHome Corp. (Japan)	11,188
8,000	Panasonic Corp. (Japan)	137,917

		183,930

Household Products 2.2%
21,267	Colgate-Palmolive Co.	1,602,468
36,500	Kimberly-Clark Corp.	2,366,660
99,875	Procter & Gamble Co.	6,960,289
2,164	Reckitt Benckiser PLC (United Kingdom)	104,921

		11,034,338

Independent Power Producers & Energy Traders 0.2%
85,900	AES Corp. (The)(a)	1,004,170
553	Drax Group PLC (United Kingdom)	7,446

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	21

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Independent Power Producers & Energy Traders (cont’d.)
2,500	Electric Power Development Co. Ltd. (Japan)	$80,732
1,601	International Power PLC (United Kingdom)	10,360

		1,102,708

Industrial Conglomerates 1.9%
20,300	3M Co.	1,386,693
740	Cookson Group PLC (United Kingdom)	6,230
241,850	General Electric Co.	6,167,176
7,000	Hutchison Whampoa Ltd. (Hong Kong)	53,764
400	Jardine Matheson Holdings Ltd. (Hong Kong)	10,400
3,000	NWS Holdings Ltd. (Hong Kong)	5,383
950	Siemens AG (Germany)	89,354
60,400	Tyco International Ltd. (Bermuda)	2,115,208
963	Wendel (France)	76,807

		9,911,015

Insurance 2.2%
6,881	Aegon NV (Netherlands)	60,878
709	Allianz SE (Germany)	97,687
8,300	Allied World Assurance Co. Holdings Ltd. (Bermuda)	294,816
34,000	Allstate Corp. (The)	1,568,080
18,729	American Financial Group, Inc.	552,506
13,700	American Physicians Capital, Inc.	579,921
7,020	Aviva PLC (United Kingdom)	61,061
1,459	AXA SA (France)	47,759
14,100	Chubb Corp.	774,090
336	CNP Assurances (France)	37,951
15,141	Endurance Specialty Holdings Ltd. (Bermuda)	468,160
3,800	Everest Re Group, Ltd. (Bermuda)	328,814
1,763	Hannover Rueckversicherung AG (Germany)	63,468
37,600	Hartford Financial Services Group, Inc.(g)	1,541,224
20,785	Legal & General Group PLC (United Kingdom)	37,511
9,552	Mapfre SA (Spain)	41,756
700	MetLife, Inc.	39,200
640	Muenchener Rueckversicherungs AG (Germany)	96,849
1,000	Novae Group PLC (United Kingdom)	5,377
30,227	Old Mutual PLC (United Kingdom)	42,309
37,200	Platinum Underwriters Holdings Ltd. (Bermuda)	1,319,856
1,425	Prudential PLC (United Kingdom)	12,993
984	SCOR (France)	19,134

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
11,400	SeaBright Insurance Holdings, Inc.(a)	$148,200
1,234	Swiss Reinsurance (Switzerland)	68,494
200	Tokio Marine Holdings, Inc. (Japan)	7,343
56,500	Travelers Cos., Inc. (The)	2,553,801
23,000	XL Capital Ltd., Class A (Bermuda)	412,620
498	Zurich Financial Services AG (Switzerland)	137,906

		11,419,764

Internet & Catalog Retail 0.1%
1,000	Belluna Co. Ltd. (Japan)	4,509
14,360	Home Retail Group (United Kingdom)	60,517
20,900	Stamps.com, Inc.(a)	243,903

		308,929

Internet Software & Services 0.5%
85,000	EarthLink, Inc.(a)(g)	722,500
19,163	eBay, Inc.(a)(g)	428,868
2,500	Google, Inc., Class A(a)	1,001,300
3,500	Keynote Systems, Inc.(a)	46,375
43,700	Valueclick, Inc.(a)	447,051

		2,646,094

IT Services 0.7%
50,966	Accenture Ltd., Class A (Bermuda)	1,936,707
19,200	Automatic Data Processing, Inc.(g)	820,800
2,931	Computershare Ltd. (Australia)	22,158
800	Information Services International-Dentsu Ltd. (Japan)	5,144
2,000	Logica PLC (United Kingdom)	3,913
16,100	Visa, Inc., Class A	988,379

		3,777,101

Leisure Equipment & Products
2,000	Mizuno Corp. (Japan)	9,472
1,000	Nikon Corp. (Japan)	23,989
200	Sankyo Co. Ltd. (Japan)	10,152

		43,613

Life Sciences Tools & Services 0.1%
1,700	Dionex Corp.(a)	108,035
125	Lonza Group AG (Switzerland)	15,684

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	23

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Life Sciences Tools & Services (cont’d.)
2,600	Techne Corp.(a)	$187,512
4,300	Thermo Fisher Scientific, Inc.(a)	236,500

		547,731

Machinery 0.7%
1,400	Alfa Laval AB (Sweden)	14,487
151	Andritz AG (Austria)	6,518
1,600	Atlas Copco AB, Class A	18,178
3,100	Bucyrus International, Inc. (Sweden)	138,508
17,300	Caterpillar, Inc.(g)	1,031,080
2,303	Charter PLC (United Kingdom)	25,671
42,000	Cummins, Inc.	1,836,241
13,911	Invensys PLC (United Kingdom)	51,688
500	Komatsu Ltd. (Japan)	8,186
986	MAN AG (Germany)	67,071
19,000	Mitsubishi Heavy Industries Ltd. (Japan)	82,526
1,700	Scania AB, Class B (Sweden)	20,937
11,600	Titan International, Inc.	247,312
125	Vallourec (France)	26,972
2,132	Volvo AB, Class B (Sweden)	19,262

		3,594,637

Marine
6,000	Mitsui O.S.K. Lines Ltd. (Japan)	52,130
7,000	Neptune Orient Lines Ltd. (Singapore)	8,927
12,000	Nippon Yusen KK (Japan)	78,223
1,500	Orient Overseas International Ltd. (Hong Kong)	3,843
4,000	Pacific Basin Shipping Ltd. (Hong Kong)	3,326

		146,449

Media 1.7%
19,800	A.H. Belo Corp., Class A	118,008
57,350	CBS Corp., Class B	836,163
500	Daiichikosho Co. Ltd. (Japan)	5,149
105,500	DIRECTV Group, Inc. (The)(a)	2,760,935
800	Euromoney Institutional Investor PLC (United Kingdom)	4,654
28	Fuji Media Holdings, Inc. (Japan)	36,116
106,900	Gannett Co., Inc.(g)	1,807,679
3,534	Macquarie Media Group Ltd. (Australia)	7,527
7,368	Trinity Mirror PLC (United Kingdom)	11,197

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Media (cont’d.)
49,600	Viacom, Inc., Class B(a)	$1,232,064
1,600	Vivendi (France)	50,161
64,575	Walt Disney Co. (The)	1,981,807
1,436	Yell Group PLC (United Kingdom)	1,987

		8,853,447

Metals & Mining 0.8%
445	Anglo American PLC (United Kingdom)	15,032
1,707	Arcelor (Luxembourg)	85,946
6,814	BHP Billiton Ltd. (Australia)	176,283
1,787	BHP Billiton PLC (United Kingdom)	40,483
375	Eurasian Natural Resources Corp. (United Kingdom)	3,415
18,400	Freeport-McMoRan Copper & Gold, Inc.(g)	1,046,039
2,200	JFE Holdings, Inc. (Japan)	68,236
200	Maruichi Steel Tube Ltd. (Japan)	5,493
10,000	Nippon Steel Corp. (Japan)	37,752
2,807	Nucor Corp.	110,877
1,260	OneSteel Ltd. (Australia)	4,661
5,500	Reliance Steel & Aluminum Co.	208,835
749	Rio Tinto Ltd. (Australia)	50,469
1,970	Rio Tinto PLC (United Kingdom)	123,635
693	Salzgitter AG (Germany)	71,407
900	Ssab Svenskt Stal AB, Class B (Sweden)	12,435
945	ThyssenKrupp AG (Germany)	28,831
21,700	United States Steel Corp.	1,684,136
1,095	Voestalpine AG (Austria)	34,217
1,400	Yamato Kogyo Co. Ltd. (Japan)	48,919

		3,857,101

Multi-line Retail 0.1%
8,400	Big Lots, Inc.(a)(g)	233,772
4,700	Isetan Mitsukoshi Holdings Ltd. (Japan)	55,146
8,200	Macy’s, Inc.	147,436
99	PPR (France)	8,858

		445,212

Multi-Utilities 0.4%
975	GDF Suez (France)	50,726
6,658	National Grid PLC (United Kingdom)	84,510
59,400	NiSource, Inc.	876,744

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	25

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Multi-Utilities (cont’d.)
26,400	Public Service Enterprise Group, Inc.	$865,656
457	RWE AG (Germany)	43,859

		1,921,495

Office Electronics 0.4%
2,000	Ricoh Co. Ltd. (Japan)	28,122
500	Riso Kagaku Corp. (Japan)	5,815
154,400	Xerox Corp.	1,780,232

		1,814,169

Oil, Gas & Consumable Fuels 6.5%
13,300	Anadarko Petroleum Corp.	645,183
16,700	Apache Corp.	1,741,476
34,896	BP PLC (United Kingdom)	290,623
77,392	Chevron Corp.	6,383,291
72,600	ConocoPhillips(g)	5,317,949
9,600	Devon Energy Corp.	875,520
2,758	ENI SpA (Italy)	73,104
144,054	Exxon Mobil Corp.	11,187,233
4	INPEX Corp. (Japan)	33,994
200	Japan Petroleum Exploration Co. (Japan)	10,267
48,556	Marathon Oil Corp.	1,935,928
4,100	Massey Energy Co.	146,247
11,000	Murphy Oil Corp.(g)	705,540
8,000	Nippon Oil Corp. (Japan)	40,286
5,400	Noble Energy, Inc.	300,186
25,300	Occidental Petroleum Corp.	1,782,385
725	OMV AG (Austria)	30,559
8,000	Overseas Shipholding Group, Inc.	466,480
2,063	Repsol YPF SA (Spain)	61,139
5,114	Royal Dutch Shell PLC, Class A (Netherlands)	147,694
5,326	Royal Dutch Shell PLC, Class B (Netherlands)	149,622
5,600	Showa Shell Sekiyu K.K. (Japan)	54,542
24,700	Southwestern Energy Co.(a)	754,338
1,250	StatoilHydro ASA (Norway)	29,704
3,806	Total SA (France)	231,214
1,222	Woodside Petroleum Ltd. (Australia)	49,309

		33,443,813

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals 4.7%
10,500	Abbott Laboratories	$604,590
600	Allergan, Inc.(g)	30,900
1,800	Astellas Pharma, Inc. (Japan)	75,635
4,009	AstraZeneca PLC (United Kingdom)	175,431
153,700	Bristol-Myers Squibb Co.	3,204,645
67,300	Eli Lilly & Co.	2,963,219
8,900	Forest Laboratories, Inc.(a)	251,692
6,773	GlaxoSmithKline PLC (United Kingdom)	146,721
61,600	Johnson & Johnson	4,267,647
64,700	King Pharmaceuticals, Inc.(a)(g)	619,826
20,600	Medicines Co. (The)(a)	478,332
108,793	Merck & Co., Inc.	3,433,507
1,000	Mitsubishi Tanabe Pharma Corp. (Japan)	13,898
4,381	Novartis AG (Switzerland)	230,658
825	Novo Nordisk A/S, Class B (Denmark)	42,770
208,368	Pfizer, Inc.	3,842,305
562	Roche Holding AG (Switzerland)	87,977
2,799	Sanofi-Aventis (France)	184,021
3,716	Shire Ltd. (United Kingdom)	58,761
1,000	Takeda Pharmaceutical Co. Ltd. (Japan)	50,351
39,700	Warner Chilcott Ltd., Class A (Bermuda)(a)	600,264
65,900	Wyeth	2,434,346

		23,797,496

Real Estate Investment Trusts 1.0%
6,200	Annaly Capital Management, Inc.(g)	83,390
112,500	Brandywine Realty Trust(g)	1,803,375
1,695	British Land Co. PLC (United Kingdom)	22,863
9,900	CBL & Associates Properties, Inc.(g)	198,792
15,700	General Growth Properties, Inc.(g)	237,070
5,863	Goodman Group (Australia)	11,831
24,900	Host Hotels & Resorts, Inc.(g)	330,921
24,513	ING Industrial Fund (Australia)	31,059
33,900	Lexington Realty Trust(g)	583,758
7,754	Mirvac Group (Australia)	15,805
28,400	Pennsylvania Real Estate Investment Trust	535,340
1,200	Resource Capital Corp.	7,272
104,500	Sunstone Hotel Investors, Inc.	1,410,750
75	Unibail-Rodamco (France)	15,175

		5,287,401

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	27

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Management & Development 0.3%
3,190	Atrium European Real Estate Ltd. (Jersey)(a)	$24,034
97,700	CB Richard Ellis Group, Inc.(a)	1,306,248
1,000	Cheung Kong Holdings Ltd. (Hong Kong)	11,329
4,000	Chinese Estates Holdings Ltd. (Hong Kong)	4,957
2,000	Henderson Land Development Co. Ltd. (Hong Kong)	8,916
1,497	IMMOFINANZ AG (Austria)	5,296
41	KK daVinci Advisors (Japan)	9,522
1,700	Leopalace21 Corp. (Japan)	13,145
3,800	Nomura Real Estate Holdings, Inc. (Japan)	90,514
1,342	Patrizia Immobilien AG (Germany)	3,888
3,000	Wharf Holdings Ltd. (Hong Kong)	8,571
16,000	Wheelock & Co. Ltd. (Hong Kong)	29,021

		1,515,441

Road & Rail 1.1%
3	Central Japan Railway Co. (Japan)	28,289
13,700	CSX Corp.	747,609
35,900	Norfolk Southern Corp.	2,376,938
12,000	Ryder System, Inc.(g)	744,000
800	Sixt AG (Germany)	17,602
25,900	Union Pacific Corp.	1,843,044

		5,757,482

Semiconductors & Semiconductor Equipment 1.6%
30,700	Amkor Technology, Inc.(a)	195,559
90,600	Broadcom Corp., Class A(a)	1,687,878
161,200	Intel Corp.	3,019,276
104,700	LSI Corp.(a)(g)	561,192
36,900	National Semiconductor Corp.(g)	635,049
29,300	Silicon Laboratories, Inc.(a)	899,510
32,500	Texas Instruments, Inc.	698,750
28,500	Volterra Semiconductor Corp.(a)	362,805

		8,060,019

Software 2.5%
35,700	Adobe Systems, Inc.(a)	1,409,079
200	Konami Corp. (Japan)	5,033
299,713	Microsoft Corp.	7,999,339
300	Nintendo Co. Ltd. (Japan)	127,252
38,400	Oracle Corp.(a)	779,904

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software (cont’d.)
1,492	SAP AG (Germany)	$79,399
132,700	Symantec Corp.(a)	2,598,266

		12,998,272

Specialty Retail 1.0%
950	Bilia AB, Class A (Sweden)	4,610
10,500	Christopher & Banks Corp.	80,535
900	DCM Japan Holdings Co. Ltd. (Japan)	6,341
1,200	EDION Corp. (Japan)	8,098
1,100	Fast Retailing Co. Ltd. (Japan)	112,171
42,905	Gymboree Corp.(a)(g)	1,523,127
300	Hennes & Mauritz AB (H&M), Class B (Sweden)	12,284
50,300	Home Depot, Inc.(g)	1,302,267
8,500	Ross Stores, Inc.	312,885
37,700	TJX Cos, Inc.(g)	1,150,604
17,200	Urban Outfitters, Inc.(a)(g)	548,164

		5,061,086

Textiles, Apparel & Luxury Goods 0.6%
77,700	Coach, Inc.(a)(g)	1,945,608
3,300	FGX International Holdings Ltd. (British Virgin Islands)(a)	36,531
18,800	Jones Apparel Group, Inc.	347,988
2,000	Onward Holdings Co. Ltd. (Japan)	20,917
12,900	Polo Ralph Lauren Corp.	859,656
795	Swatch Group AG (Switzerland)	26,638

		3,237,338

Thrifts & Mortgage Finance 0.1%
3,600	Imperial Capital Bancorp, Inc.	31,212
107,500	Sovereign Bancorp, Inc.(g)	424,625
2,519	Tree.com, Inc.(a)	12,142

		467,979

Tobacco 1.1%
100,200	Altria Group, Inc.	1,987,968
2,964	British American Tobacco PLC (United Kingdom)	96,766
3,123	Imperial Tobacco Group PLC (United Kingdom)	100,250
32,000	Philip Morris International, Inc.	1,539,200
35,100	Reynolds American, Inc.(g)	1,706,562

		5,430,746

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	29

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Trading Companies & Distributors
9,000	ITOCHU Corp. (Japan)	$54,217
11,000	Marubeni Corp. (Japan)	49,863
3,100	Mitsubishi Corp. (Japan)	64,667
3,000	Mitsui & Co. Ltd. (Japan)	37,243
4,000	Noble Group Ltd. (Hong Kong)	3,807
2,200	Sumitomo Corp. (Japan)	20,512

		230,309

Transportation Infrastructure
42,940	Macquarie Infrastructure Group (Australia)	81,422

Wireless Telecommunication Services 0.1%
15	KDDI Corp. (Japan)	84,970
375	Millicom International Cellular SA (Luxembourg)	25,894
4	NTT DoCoMo, Inc. (Japan)	6,403
94,126	Vodafone Group PLC (United Kingdom)	207,870

		325,137

	Total common stocks (cost $328,536,741)	319,965,032

PREFERRED STOCK

Automobiles
71	Volkswagen AG (Germany)	8,853

Banking
8,000	JPMorgan Chase Capital XXVI	193,440

Diversified Financial Services
2,736	Istituto Finanziario Industriale SpA (Italy)(a)	30,222

	Total preferred stock (cost $287,655)	232,515

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS 9.8%

Aerospace/Defense 0.1%
Baa2	$370	BAE Systems Holdings, Inc., Notes, 144A, 4.75%, 8/15/10	$375,411
Baa2	202	Goodrich Corp., Notes, 6.80%, 7/01/36	197,055
A2	90	United Technologies Corp., Notes, 6.125%, 7/15/38	86,955

			659,421

Airlines 0.1%
B1	560	American Airlines, Inc., Pass-Thru Certs., Ser. 01-1, 6.817%, 5/23/11	436,801
Baa2	41	Continental Airlines, Inc., Pass-Thru Certs., Ser. 01-1, 6.703%, 6/15/21(m)	34,629
Baa1	103	Delta Air Lines, Inc., Pass-Thru Certs., 6.821%, 8/10/22	84,845
Baa1	200	Southwest Airlines Co., Notes, 6.50%, 3/01/12	198,005

			754,280

Automotive
A3	55	Johnson Controls, Inc., Sr. Notes, 5.50%, 1/15/16	52,421

Banking 1.0%
A2	430	Banco Bradesco (Cayman Islands), Notes, 8.75%, 10/24/13	471,388
A1	500	Bank of America Corp., Jr. Sub. Notes, 8.00%, 12/29/49(h)	395,934
Aa3	355	Bank of America Corp., Sub. Notes, 5.75%, 8/15/16	295,257
Aa3	400	Bank One Corp., Sub. Notes, 7.875%, 8/01/10	410,154
Aa2	90	Bear Stearns Cos., Inc, (The), Sr. Unsec. Notes 6.40%, 10/02/17	84,051
Aa2	220	7.25%, 2/01/18	211,723
Aa2	100	Bear Stearns Cos., Inc. (The), Unsec. Notes, 5.30%, 10/30/15	88,662
A2	360	Citigroup, Inc., Jr. Sub. Notes, 8.40%, 4/30/49(h)	245,038

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	31

Portfolio of Investments

as of September 30, 2008 continued

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
Aa3	$125	Citigroup, Inc., Sr. Unsec. Notes, 6.875%, 3/05/38	$102,246
A1	82	Citigroup, Inc., Sub. Notes, 5.00%, 9/15/14	62,870
A1	400	5.625%, 8/27/12	344,775
A1	165	6.125%, 8/25/36	107,177
Aaa	290	Depfa ACS Bank (Ireland), 144A, 5.125%, 3/16/37	274,920
Baa2	495	ICICI Bank Ltd. (India), Bonds, 144A, 3.3281%, 1/12/10(h)	480,743
Baa2	380	ICICI Bank Ltd. (Singapore), Notes, 144A, 5.75%, 11/16/10	366,622
A1	300	JPMorgan Chase & Co., Jr. Sub. Notes, 7.90%, 4/29/49(h)	252,564
A2	150	MUFG Capital Finance 1 Ltd. (Cayman Islands), Gtd. Notes, 6.346%, 7/25/49(h)	113,521
Aa2	140	Santander Central Hispano Issuances (Cayman Islands), Gtd. Notes, 7.625%, 9/14/10	148,552
Aa3	450	Wachovia Bank NA., Sub. Notes, 7.80%, 8/18/10	374,782
Aa1	140	Wells Fargo & Co., Sr. Unsec. Notes, 4.625%, 8/09/10	139,420
Aa2	200	Wells Fargo Capital XIII, Notes, 7.70%, 12/29/49(h)	174,402

			5,144,801

Brokerage 0.3%
A1	10	Goldman Sachs Group, Inc. Sub. Notes, 5.625%, 1/15/17	7,098
A1	385	6.45%, 5/01/36	251,291
A1	52	6.75%, 10/01/37	34,715
Aa3	5	Goldman Sachs Group, Inc., Notes, 5.125%, 1/15/15	4,127
Aa3	140	Goldman Sachs Group, Inc., Sr. Notes, 5.45%, 11/01/12	118,677
B3	345	Lehman Brothers Holdings, Inc., Sr. Notes, 5.25%, 2/06/12	43,125

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Brokerage (cont’d.)
B3	$100	Lehman Brothers Holdings, Inc., Sr. Unsec. Notes, 6.875%, 5/02/18	$12,500
Caa2	155	Lehman Brothers Holdings, Inc., Sub. Notes, 6.50%, 7/19/17	194
A2	60	Merrill Lynch & Co., Inc., Notes, 4.79%, 8/04/10	56,740
A2	340	Merrill Lynch & Co., Inc., Notes, MTN, 4.25%, 2/08/10	323,094
A2	125	5.00%, 1/15/15	102,278
A2	170	5.77%, 7/25/11	162,097
A2	125	6.875%, 4/25/18	110,594
A1	150	Morgan Stanley, Notes, 4.25%, 5/15/10	121,886
A1	460	Morgan Stanley, Sr. Unsec. Notes, MTN, 5.75%, 10/18/16	285,255

			1,633,671

Building Materials & Construction 0.1%
Baa3	160	American Standard, Inc., Gtd. Notes, 7.625%, 2/15/10	163,496
Baa3	170	Hanson PLC (United Kingdom), Sr. Unsub. Notes, 7.875%, 9/27/10	178,352
Baa2	200	Lafarge SA (France), Notes, 6.15%, 7/15/11	196,352

			538,200

Cable 0.2%
Baa2	55	Comcast Cable Communications Holdings, Inc., Gtd. Notes, 9.455%, 11/15/22	60,468
Baa2	20	Comcast Corp., Bonds, 6.95%, 8/15/37	16,847
Baa2	40	Comcast Corp., Gtd. Notes, 6.45%, 3/15/37	32,263
Baa2	110	Comcast Corp., Sr. Unsec. Notes, 6.50%, 11/15/35	91,842
Baa3	185	Cox Communications, Inc., Notes, 6.75%, 3/15/11	187,919
Baa3	270	7.875%, 8/15/09	270,595

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	33

Portfolio of Investments

as of September 30, 2008 continued

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Cable (cont’d.)
Baa2	$590	Time Warner Cable, Inc., Gtd. Notes, 5.40%, 7/02/12	$561,217

			1,221,151

Capital Goods 0.1%
A2	50	Caterpillar Financial Services Corp., Notes, MTN, 5.50%, 3/15/16	46,430
Baa2	110	Erac USA Finance Co., Gtd. Notes, 144A, 5.80%, 10/15/12	99,976
Baa2	296	6.375%, 10/15/17	235,268
Baa2	20	7.00%, 10/15/37	14,086
Baa2	75	FedEx Corp., Gtd. Notes, 7.25%, 2/15/11	77,671

			473,431

Chemicals 0.4%
A3	60	Dow Chemical Co. (The), Debs., 5.97%, 1/15/09	60,131
A3	135	Dow Chemical Co. (The), Notes, 6.125%, 2/01/11	137,949
Ba1	400	Huntsman International LLC, Gtd. Notes, 11.625%, 10/15/10	408,000
A3	75	ICI Wilmington, Inc., Gtd. Notes, 5.625%, 12/01/13	76,386
Baa2	170	Lubrizol Corp. (The), Sr. Notes, 4.625%, 10/01/09	169,191
A3	1,000	PPG Industries, Inc., Sr. Unsec. Notes, 5.75%, 3/15/13	991,091
Ba2	100	Union Carbide Corp., Debs., 7.50%, 6/01/25	89,769

			1,932,517

Consumer 0.1%
A2	300	Avon Products, Inc., Sr. Unsec. Notes, 5.75%, 3/01/18	285,741
Baa2	300	Newell Rubbermaid, Inc., Sr. Unsec. Notes, 6.25%, 4/15/18	267,605

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Consumer (cont’d.)
Baa2	$195	Whirlpool Corp., Notes, 6.125%, 6/15/11	$199,569

			752,915

Electric 0.9%
Baa2	125	Appalachian Power Co., Sr. Notes, 4.40%, 6/01/10	123,646
Baa2	320	Arizona Public Services Co., Sr. Unsec. Notes, 6.375%, 10/15/11	319,546
Baa2	35	Arizona Public Services Co., Unsec. Notes, 6.25%, 8/01/16	32,391
Baa2	115	Baltimore Gas & Electric Co., Sr. Unsec. Notes, 6.35%, 10/01/36	91,290
A2	105	Carolina Power & Light Co., First Mtge. Bonds, 5.25%, 12/15/15	101,302
Baa2	160	CenterPoint Energy Houston Electric LLC, Gen. Refi. Mtge., 5.70%, 3/15/13	155,558
Baa2	120	6.95%, 3/15/33	108,954
A1	145	Consolidated Edison Co of New York, Inc., Sr. Unsec. Notes, 5.375%, 12/15/15	138,324
A1	30	6.75%, 4/01/38	28,365
Baa1	65	Consumers Energy Co., First Mtge. Bonds, Ser. B, 5.375%, 4/15/13	62,843
Baa2	70	Dominion Resources, Inc., Sr. Notes, 4.75%, 12/15/10	69,658
Baa2	190	Dominion Resources, Inc., Sr. Notes, Ser. D, 5.125%, 12/15/09	191,615
A2	55	Duke Energy Carolinas LLC, First. Mtge., 6.05%, 4/15/38	49,787
A3	225	Duke Energy Carolinas LLC, Sr. Unsub. Notes, 6.10%, 6/01/37	198,866
A2	170	E.ON International Finance BV (Netherlands), Bonds, 144A 6.65%, 4/30/38	165,115
Baa2	135	El Paso Electric Co., Sr. Unsec. Notes, 6.00%, 5/15/35	110,495

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	35

Portfolio of Investments

as of September 30, 2008 continued

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Electric (cont’d.)
Baa3	$220	Empresa Nacional de Electricidad SA (Chile), Bonds, Ser. B, 8.50%, 4/01/09	$223,114
Baa3	310	Empresa Nacional de Electricidad SA (Chile), Notes, 8.625%, 8/01/15	338,399
Baa2	30	Energy East Corp., Notes, 6.75%, 9/15/33	26,714
Baa1	30	Exelon Corp., Notes, 4.90%, 6/15/15	26,416
Aa3	60	Florida Power & Light Co., First Mtge. Bonds, 5.95%, 10/01/33	55,963
A2	170	Georgia Power Co., Unsub. Notes, Ser. B, 5.70%, 6/01/17	165,739
Baa2	90	Indiana Michigan Power Co., Sr. Notes, Ser. INDF, 5.05%, 11/15/14	82,323
Baa1	75	Midamerican Energy Holdings Co., Sr. Notes, 5.75%, 4/01/18	69,187
Baa1	115	Midamerican Energy Holdings Co., Sr. Unsec. Notes, 5.95%, 5/15/37	94,136
A2	35	National Rural Utilities Cooperative Finance Corp., Notes, 7.25%, 3/01/12	36,333
Baa3	280	Nevada Power Co., Mortgage Backed Notes, 6.50%, 5/15/18	264,223
Baa3	55	NiSource Finance Corp., Gtd. Notes, 5.25%, 9/15/17	45,527
Baa3	70	5.45%, 9/15/20	55,779
A1	110	NSTAR Electric Co., Debs., 4.875%, 4/15/14	105,868
Baa3	120	Oncor Electric Delivery Co., Debs., 7.00%, 9/01/22	100,756
A3	395	Pacific Gas & Electric Co., First Mtge. Bonds, 6.05%, 3/01/34	348,659
A3	400	PPL Electric Utilities Corp., Sec. Notes, 6.25%, 8/15/09	405,912
Baa3	55	Public Service Co. of New Mexico, Sr. Unsec. Notes, 7.95%, 5/15/18	51,915

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Electric (cont’d.)
A3	$125	Public Service Electric & Gas Co., First Mtge. Bonds, MTN, 5.80%, 5/01/37	$110,067
A2	100	Southern California Edison Co., First Mtge. Bonds, 4.65%, 4/01/15	94,756
Baa1	95	Xcel Energy, Inc., Sr. Notes, 6.50%, 7/01/36	85,503
Baa1	36	Xcel Energy, Inc., Sr. Unsec. Notes, 5.613%, 4/01/17	33,005

			4,768,049

Energy - Integrated 0.1%
A1	36	ConocoPhillips Holding Co., Sr. Notes, 6.95%, 4/15/29	36,195
Baa2	130	Lukoil International Finance BV (Netherlands), Gtd. Notes, 144A, 6.356%, 6/07/17	98,800
Baa2	295	TNK-BP Finance SA (Luxembourg), Gtd. Private Placement, Notes, 144A, 7.50%, 7/18/16	206,500

			341,495

Energy - Other 0.2%
Baa1	71	Devon Financing Corp., ULC, Gtd. Notes, 7.875%, 9/30/31	72,098
A2	30	Halliburton Co., Notes, 5.50%, 10/15/10	30,879
Baa2	25	Nexen, Inc. (Canada), Sr. Unsec. Notes, 6.40%, 5/15/37	19,792
Ba1	330	Pioneer Natural Resource Co., Bonds, 6.875%, 5/01/18	293,820
Baa3	160	Valero Energy Corp., Sr. Notes, 6.625%, 6/15/37	138,069
Baa1	230	Weatherford International, Inc., Gtd. Notes, 6.35%, 6/15/17	212,872
Baa1	55	Western Oil Sands, Inc. (Canada), Sec. Notes, 8.375%, 5/01/12	58,022
Baa1	265	Woodside Petroleum Ltd. (Australia), Gtd. Notes, 144A, 5.00%, 11/15/13	258,922

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	37

Portfolio of Investments

as of September 30, 2008 continued

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Energy - Other (cont’d.)
Baa2	$135	XTO Energy, Inc., Sr. Unsec. Notes, 6.25%, 8/01/17	$127,383

			1,211,857

Foods 0.7%
Baa2	215	Bunge Ltd., Notes, 5.35%, 4/15/14	201,227
NR	250	Cadbury Schweppes US Finance LLC, Notes, 144A, 3.875%, 10/01/08	249,998
A2	375	Cargill, Inc., Notes, 144A, 3.625%, 3/04/09	370,784
A2	150	Cargill, Inc., Sr. Unsec. Notes, 144A, 6.00%, 11/27/17	141,130
Baa2	81	ConAgra Foods, Inc., Notes, 7.875%, 9/15/10	85,479
Baa3	110	Delhaize Group (Belgium), Sr. Unsub. Notes, 6.50%, 6/15/17	104,187
Baa3	100	Dr Pepper Snapple Group, Inc., Sr. Notes, 144A 6.82%, 5/01/18	96,526
Baa1	400	General Mills, Inc., Sr. Unsec. Notes, 6.00%, 2/15/12	407,722
Baa2	260	HJ Heinz Co., Notes, 144A, 6.428%, 12/01/08	260,455
A3	375	Kellogg Co., Notes, Ser. B, 6.60%, 4/01/11	389,263
Baa2	545	Kraft Foods, Inc., Notes, 6.125%, 8/23/18	508,891
Baa2	185	Kraft Foods, Inc., Sr. Unsec. Notes, 5.625%, 11/01/11	185,690
Baa2	220	6.125%, 2/01/18	206,091
Baa2	35	Kroger Co. (The), Gtd. Notes, 6.80%, 4/01/11	36,039
A3	225	McDonald’s Corp., Sr. Unsec. Notes, MTN, 6.30%, 3/01/38	216,835
Baa3	35	Tricon Global Restaurants, Inc., Sr. Notes, 8.875%, 4/15/11	37,712
Ba1	150	Tyson Foods, Inc., Sr. Unsec. Notes, 7.35%, 4/01/16	123,750

			3,621,779

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Foreign Government 0.2%
A1	$390	DP World Ltd., Bonds, 144A, 6.85%, 7/02/37	$288,740
Baa1	110	Pemex Project Funding Master Trust, Gtd. Notes, (Mexico), 6.625%, 6/15/35	100,737
Baa1	280	Petrobras International Finance Co. (Cayman Islands), Bonds, 8.375%, 12/10/18	302,400
Baa1	10	Petrobras International Finance Co. (Cayman Islands), Gtd. Notes, 5.875%, 3/01/18	9,089
A3	460	RSHB Capital SA for OJSC Russian Agricultural Bank (Luxembourg), Bonds, 144A, 6.299%, 5/15/17	328,394

			1,029,360

Gaming
Caa2	150	Harrah’s Operating Co., Inc., Gtd. Notes, 5.50%, 7/01/10	112,500

Health Care & Pharmaceutical 0.6%
Baa3	200	AmerisourceBergen Corp., Gtd. Notes, 5.625%, 9/15/12	193,680
A1	110	AstraZeneca PLC (United Kingdom), Sr. Unsub. Notes, 6.45%, 9/15/37	105,177
A3	60	Baxter International, Inc., Sr. Unsec. Notes, 5.90%, 9/01/16	60,227
A2	55	Bristol-Myers Squibb Co., Unsub. Notes, 5.875%, 11/15/36	48,469
Baa2	110	Cardinal Health, Inc., Sr. Unsec’d. Notes, 5.50%, 6/15/13	105,249
Baa1	260	Covidien International Finance SA (Luxembourg), Gtd. Notes, 6.00%, 10/15/17	256,878
A1	60	Genentech, Inc., Sr. Notes, 4.75%, 7/15/15	55,731
A1	150	GlaxoSmithKline Capital, Inc., Gtd. Notes, 5.65%, 5/15/18	142,413
A1	320	6.375%, 5/15/38	300,413

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	39

Portfolio of Investments

as of September 30, 2008 continued

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Health Care & Pharmaceutical (cont’d.)
B2	$500	HCA, Inc., Sec. Notes, 9.25%, 11/15/16	$486,250
Baa3	250	Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 5.625%, 12/15/15	229,896
Aa3	30	Merck & Co., Inc., Bonds, 5.75%, 11/15/36	27,836
Aa3	30	Merck & Co., Inc., Debs., 5.95%, 12/01/28	29,759
Baa1	155	Schering-Plough Corp., Sr. Notes, 5.55%, 12/01/13	149,891
Baa1	194	Schering-Plough Corp., Sr. Unsec. Notes, 6.00%, 9/15/17	188,985
Baa1	70	6.55%, 9/15/37	64,114
Baa2	30	Teva Pharmaceutical Finance LLC, Bonds, 6.15%, 2/01/36	26,261
A3	415	Wyeth, Notes, 5.95%, 4/01/37	374,194
A3	225	Wyeth, Unsub. Notes, 5.50%, 3/15/13	227,377
A3	35	5.50%, 2/01/14	34,694
A3	10	6.45%, 2/01/24	9,898

			3,117,392

Health Care Insurance 0.3%
A3	80	Aetna, Inc., Sr. Unsub. Notes, 5.75%, 6/15/11	81,292
A3	110	6.625%, 6/15/36	101,316
Baa2	140	Cigna Corp., Sr. Unsec. Notes, 6.15%, 11/15/36	117,947
Ba1	540	Coventry Health Care, Inc., Sr. Notes, 6.125%, 1/15/15	483,819
Baa1	65	UnitedHealth Group, Inc., Bonds, 6.875%, 2/15/38	57,225
Baa1	290	UnitedHealth Group, Inc., Sr. Unsec. Notes, 5.25%, 3/15/11	288,315
Baa1	60	6.00%, 6/15/17	55,070
Baa1	100	6.50%, 6/15/37	83,016
Baa1	80	6.625%, 11/15/37	67,252

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Health Care Insurance (cont’d.)
Baa1	$170	WellPoint, Inc., Notes, 5.00%, 12/15/14	$155,388

			1,490,640

Insurance 0.4%
A1	200	Allstate Corp. (The), Sr. Notes, 7.20%, 12/01/09	203,107
A3	160	American International Group, Inc., Jr. Sub. Notes, 144A, 8.175%, 5/15/58(h)	25,631
A2	260	American International Group, Inc., Notes, 4.25%, 5/15/13	148,649
A2	540	American International Group, Inc., Sr. Unsec. Notes, MTN, 5.85%, 1/16/18	271,051
A3	35	AXA SA (France), Sub. Notes, 8.60%, 12/15/30	33,990
Aaa	95	Berkshire Hathaway Finance Corp., Gtd. Notes, 4.75%, 5/15/12	95,890
A2	310	Chubb Corp., Sr. Unsec. Notes, 6.00%, 11/15/11	314,456
A2	295	Hartford Financial Services Group, Inc., Sr. Unsec. Notes 6.00%, 1/15/19	258,070
Baa2	180	Liberty Mutual Group, Inc., Bonds, 144A, 7.00%, 3/15/34	139,874
A3	110	Lincoln National Corp., Sr. Unsec. Notes, 6.30%, 10/09/37	92,231
Baa2	50	Marsh & Mclennan Cos., Inc., Sr. Unsec. Notes, 5.15%, 9/15/10	48,758
A2	205	MetLife, Inc., Sr. Notes, 5.70%, 6/15/35	161,276
A2	70	6.125%, 12/01/11	70,679
A2	15	6.375%, 6/15/34	13,116
A2	140	St. Paul Travelers Cos., Inc., (The), Sr. Unsec. Notes, 6.75%, 6/20/36	129,409
Baa2	110	W.R. Berkley Corp., Sr. Notes, 5.60%, 5/15/15	100,978
Baa2	90	6.15%, 8/15/19	82,244

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	41

Portfolio of Investments

as of September 30, 2008 continued

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Baa1	$15	XL Capital Ltd. (Cayman Islands), Sr. Notes, 5.25%, 9/15/14	$12,975

			2,202,384

Lodging 0.2%
Baa3	500	Starwood Hotels & Resorts Worldwide, Inc., Notes, 6.75%, 5/15/18	446,997
Baa3	300	Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec. Notes, 6.25%, 2/15/13	282,759

			729,756

Media & Entertainment 0.2%
Baa1	125	News America, Inc., Gtd. Notes, 7.625%, 11/30/28	119,445
Baa2	100	Time Warner, Inc., Debs., 9.15%, 2/01/23	103,640
Baa2	225	Time Warner, Inc., Gtd. Notes, 6.75%, 4/15/11(b)	224,498
Baa2	160	7.25%, 10/15/17	146,849
Baa3	205	Viacom, Inc., Sr. Notes, 6.875%, 4/30/36	164,344

			758,776

Metals 0.3%
A3	70	Alcan, Inc. (Canada), Notes, 4.50%, 5/15/13	65,281
A3	115	5.00%, 6/01/15	105,958
Baa1	20	Alcoa, Inc., Sr. Notes, 5.90%, 2/01/27	16,076
Baa2	385	ArcelorMittal (Luxembourg), Notes, 144A 5.375%, 6/01/13	363,709
A1	280	Nucor Corp., Sr. Unsec. Notes, 5.00%, 6/01/13	274,292
A3	400	Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes 5.875%, 7/15/13	392,123
Baa2	95	Southern Copper Corp., Sr. Notes, 7.50%, 7/27/35	87,833

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Metals (cont’d.)
Baa3	$250	United States Steel Corp., Sr. Unsub. Notes, 5.65%, 6/01/13	$223,630
Baa2	70	Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A, 5.50%, 11/16/11	68,246

			1,597,148

Non Captive Finance 0.5%
A3	5	Capital One Bank, Sub. Notes, 6.50%, 6/13/13	4,258
A3	125	Capital One Financial Corp., Sr. Notes, MTN, 5.70%, 9/15/11	110,693
Baa1	135	CIT Group Funding Co. of Canada (Canada), Gtd. Notes, 5.20%, 6/01/15	66,297
Aa2	280	Countrywide Financial Corp., Gtd. Notes, MTN, 5.80%, 6/07/12	236,533
Aaa	440	General Electric Capital Corp., Notes, 5.55%, 5/04/20	366,724
Aaa	90	General Electric Capital Corp., Notes, MTN, 6.125%, 2/22/11	89,433
Aaa	90	General Electric Capital Corp., Sr. Unsec. Notes, MTN, 5.875%, 1/14/38	66,353
B3	160	GMAC LLC, Unsub. Notes, 4.0544%, 5/15/09(h)	115,783
Aa3	130	Household Finance Corp., Notes, 4.75%, 5/15/09	128,053
Aa3	100	HSBC Finance Corp., Sr. Notes, 5.70%, 6/01/11	99,521
A3	120	International Lease Finance Corp., Unsub. Notes, 3.50%, 4/01/09	107,903
A3	400	6.375%, 3/25/13	252,604
Ca	160	Residential Capital LLC, Sec’d Notes, 144A, 9.625%, 5/15/15	38,400
Baa2	860	SLM Corp., Sr. Unsec. Notes, MTN, 8.45%, 6/15/18	584,800

			2,267,355

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	43

Portfolio of Investments

as of September 30, 2008 continued

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Paper
Baa3	$120	Plum Creek Timberlands LP, Gtd. Notes, 5.875%, 11/15/15	$111,858

Pipelines & Other 0.4%
Baa3	330	Atmos Energy Corp., Notes, 4.00%, 10/15/09	326,113
Baa3	90	CenterPoint Energy Resources Corp., Sr. Unsec. Notes, 6.25%, 2/01/37	71,205
Baa2	365	Duke Energy Field Services LLC, Notes, 7.875%, 8/16/10	373,760
Baa3	145	Enterprise Products Operating LP, Gtd. Notes, 4.625%, 10/15/09	141,906
Baa3	35	Enterprise Products Operating LP, Gtd. Notes, Ser. B, 6.875%, 3/01/33	30,766
Baa3	190	Enterprise Products Operating LP, Sr. Notes, 4.95%, 6/01/10	188,417
Baa2	85	ONEOK Partners LP, Notes, 6.65%, 10/01/36	74,388
Baa1	15	Sempra Energy, Sr. Unsec. Notes, 6.00%, 2/01/13	15,040
Baa1	500	Spectra Energy Capital LLC, Gtd. Notes, 6.20%, 4/15/18	461,955
Baa1	45	Spectra Energy Capital LLC, Sr. Unsub. Notes, 6.25%, 2/15/13	44,682
A3	80	Transcanada Pipelines Ltd. (Canada), Sr. Notes, 7.25%, 8/15/38	76,902

			1,805,134

Railroads 0.2%
Baa1	135	Burlington Northern Santa Fe Corp., Debs., 6.70%, 8/01/28	130,535
Baa3	75	CSX Corp., Sr. Notes, 6.25%, 3/15/18	67,882
Baa3	170	CSX Corp., Sr. Unsub. Notes, 6.15%, 5/01/37	131,762
Baa1	4	Norfolk Southern Corp., Sr. Notes, 7.80%, 5/15/27	4,369
Baa1	105	Norfolk Southern Corp., Sr. Unsec. Notes, 5.59%, 5/17/25	91,302

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Railroads (cont’d.)
Baa2	$275	Union Pacific Corp., Notes, 3.625%, 6/01/10	$271,119
Baa2	152	6.65%, 1/15/11	156,609

			853,578

Real Estate Investment Trusts 0.3%
Baa3	265	Brandywine Operating Partnership, Notes, 5.75%, 4/01/12	247,270
Baa2	250	Mack-Cali Realty LP, Notes, 7.25%, 3/15/09	250,914
Baa3	135	Post Apartment Homes LP, Notes, 6.30%, 6/01/13	131,349
Baa3	90	Post Apartment Homes LP, Sr. Notes, 5.45%, 6/01/12	86,376
A3	500	Simon Property Group LP, Sr. Notes, 6.125%, 5/30/18	442,901
A3	280	Simon Property Group LP, Unsec. Notes, 5.75%, 5/01/12	272,057

			1,430,867

Retail 0.4%
Baa2	260	CVS Caremark Corp., Sr. Unsec. Notes, 5.75%, 8/15/11	263,838
Baa3	175	Federated Retail Holdings, Inc., Gtd. Notes, 5.35%, 3/15/12	161,156
Baa3	20	5.90%, 12/01/16	16,487
Baa1	80	Home Depot, Inc., Sr. Unsec. Notes, 5.875%, 12/16/36	56,238
Baa3	30	May Department Stores Co. (The), Notes, 6.65%, 7/15/24	23,655
Baa1	1,000	Nordstrom, Inc., Sr. Notes, 6.25%, 1/15/18	931,227
A2	300	Target Corp., Sr. Unsec. Notes, 7.00%, 1/15/38	282,268
Aa2	60	Wal-Mart Stores, Inc., Bonds, 5.25%, 9/01/35	47,960

			1,782,829

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	45

Portfolio of Investments

as of September 30, 2008 continued

Moody’s Rating* (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Structured Notes 0.1%
B3	$500		CDX North America High Yield, Pass-thru Certs., 10T1, 144A, 8.875%, 6/29/13	$447,500

Technology 0.3%
Baa1	300		Computer Sciences Corp., Sr. Unsec. Notes, 144A, 6.50%, 3/15/18	288,143
A2	300		Dell, Inc., Sr. Unsec’d. Notes, 144A, 4.70%, 4/15/13	288,967
Baa3	25		Electronic Data System Corp., Notes, 7.45%, 10/15/29	25,671
Baa2	220		Fiserv, Inc., Gtd. Notes, 6.125%, 11/20/12	213,327
Baa2	125		Intuit, Inc., Sr. Unsec. Notes, 5.40%, 3/15/12	117,420
Ba1	390		Jabil Circuit, Inc., Sr. Notes, 5.875%, 7/15/10	374,400
Baa2	20		Motorola, Inc., Notes, 8.00%, 11/01/11	20,119
A2	210		Oracle Corp., Sr. Unsec. Notes, 5.75%, 4/15/18	194,986

				1,523,033

Telecommunications 1.0%
A3	115		America Movil SA de CV (Mexico), Unsec. Notes, 6.375%, 3/01/35	101,784
NR	200	(i)	AT&T Corp., Notes, 6.00%, 3/15/09	201
A2	225		AT&T Corp., Sr. Notes, 8.00%, 11/15/31	234,720
A2	115		AT&T Corp., Sr. Unsec. Notes, 7.30%, 11/15/11	119,426
A2	220		AT&T, Inc., Notes, 4.125%, 9/15/09	218,262
A2	120		AT&T, Inc., Sr. Unsec. Notes, 5.60%, 5/15/18	107,405
Baa1	350		British Telecommunications PLC (United Kingdom), Bonds, 9.125%, 12/15/30	349,155

See Notes to Financial Statements.

46	Visit our website at www.jennisondryden.com

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
A2	$100	Cingular Wireless LLC, Sr. Notes, 7.125%, 12/15/31	$94,344
A2	120	Cingular Wireless Services, Inc., Notes, 8.125%, 5/01/12	127,990
Baa1	60	Deutsche Telekom International Finance BV(Netherlands), Gtd. Notes, 8.75%, 6/15/30	58,024
Baa3	80	Embarq Corp., Notes, 7.082%, 6/01/16	64,835
Baa3	400	7.995%, 6/01/36	286,044
A3	75	France Telecom SA (France), Notes, 8.50%, 3/01/31	81,367
Baa2	105	Koninklijke (Royal) KPN NV (Netherlands), Sr. Unsub. Notes, 8.00%, 10/01/10	110,027
A2	380	New Cingular Wireless Services, Inc., Sr. Notes, 8.75%, 3/01/31(b)	420,151
Baa2	555	PCCW HKT Capital Ltd. (British Virgin Islands), Gtd. Notes, 144A, 8.00%, 11/15/11	567,965
B1	400	Qwest Capital Funding, Inc., Gtd. Notes, 7.00%, 8/03/09	393,000
Ba1	400	Qwest Corp., Notes, 8.875%, 3/15/12	392,000
Baa3	210	Rogers Communications, Inc., (Canada), Gtd. Notes, 6.80%, 8/15/18(g)	198,666
Baa2	45	Telecom Italia Capital SA (Luxembourg), Gtd. Notes, 4.00%, 1/15/10	43,695
Baa2	90	5.25%, 11/15/13	79,847
Baa2	225	6.999%, 6/04/18	201,971
Baa1	250	TELUS Corp. (Canada), Notes, 8.00%, 6/01/11	264,768
Baa2	50	U.S. Cellular Corp., Sr. Notes, 6.70%, 12/15/33	37,435
A3	600	Verizon Communications, Inc., Sr. Unsec. Notes, 6.10%, 4/15/18	554,046
Baa1	200	Vodafone Group PLC (United Kingdom), Sr. Notes, 7.75%, 2/15/10	206,136

			5,313,264

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	47

Portfolio of Investments

as of September 30, 2008 continued

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Tobacco 0.1%
A2	$310	Philip Morris International, Inc., Sr. Unsec. Notes, 4.875%, 5/16/13	$305,518
A2	65	6.375%, 5/16/38	57,176
Baa3	220	Reynolds American, Inc., Bonds, 6.75%, 6/15/17	205,570
Baa3	40	7.25%, 6/15/37	38,278

			606,542

		Total corporate bonds (cost $56,581,712)	50,285,904

ASSET BACKED SECURITIES 1.1%
Aaa	19	Accredited Mortgage Loan Trust Ser. 2006-2, Class A1, 3.2469%, 9/25/36(h)	18,528
Baa1	230	American Express Credit Account Master Trust, Ser. 2004-4, Class C, 144A, 2.9575%, 3/15/12(h)	221,519
Baa1	12	Ser. 2004-C, Class C, 144A, 2.9875%, 2/15/12(h)	11,629
BB(d)	21	Amortizing Residential Collateral Trust, Ser. 2002-BC7, Class M2, 4.5569%, 10/25/32(h)	7,091
A1	462	Ser. 2002-BC9, Class M1, 4.8569%, 12/25/32(h)	358,742
A1	130	CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M1, 4.8569%, 3/25/33(h)	102,241
Aa2	360	Centex Home Equity, Ser. 2005-A, Class M2, 3.7069%, 1/25/35(h)	278,937
Baa2	300	Citibank Credit Card Issuance Trust, Ser. 2006-C1, Class C1, 3.5875%, 2/20/15(h)	233,151
Aaa	194	Credit-Based Asset Servicing and Securitization, Ser. 2005-CB6, Class A3, 5.12%, 7/25/35	183,607
Aa2	260	Equity One ABS, Inc., Ser. 2004-3, Class M1, 5.70%, 7/25/34	204,423

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

ASSET BACKED SECURITIES (Continued)
Aa2	$300	First Franklin Mortgage Loan Asset Backed Certs., Ser. 2005-FFH1, Class M2, 3.7269%, 6/25/36(h)	$216,639
Aa1	93	HFC Home Equity Loan Asset Backed Certs., Ser. 2005-2, Class M2, 3.678%, 1/20/35(h)	66,301
Aaa	48	Long Beach Mortgage Loan Trust, Ser. 2006-6, Class 2A1, 3.2469%, 7/25/36(h)	47,048
Aaa	2,400	MBNA Master Credit Card Trust, Ser. 1999-J, Class A, 7.00%, 2/15/12	2,450,561
A2	119	Morgan Stanley ABS Capital I, Ser. 2004-NC3, Class M2, 4.8569%, 3/25/34(h)	93,936
Aa2	275	Morgan Stanley Dean Witter Capital I, Ser. 2002-HE1, Class M1, 4.1069%, 7/25/32(h)	187,092
Aaa	194	Ser. 2002-NC4, Class M1, 4.4819%, 9/25/32(h)	159,250
Aaa	2	Nomura Home Equity Loan, Inc., Ser. 2006-HE2, Class A1, 3.2669%, 3/25/36(h)	2,369
Aa2	46	Residential Asset Securities Corp., Ser. 2004-KS2, Class MI1, 4.71%, 3/25/34(h)	33,853
Aa2	240	Saxon Asset Securities Trust, Ser. 2005-2, Class M2, 3.6469%, 10/25/35(h)	187,294
Aa2	300	Securitized Asset Backed Receivables LLC Trust, Ser. 2006-FR3, Class A3, 3.4569%, 5/25/36(h)	166,735
Aa2	265	Ser. 2004-OP1, Class M1, 3.7169%, 2/25/34(h)	204,340

		Total asset backed securities (cost $6,424,162)	5,435,286

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	49

Portfolio of Investments

as of September 30, 2008 continued

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

COLLATERALIZED MORTGAGE OBLIGATIONS 0.6%
Aaa	$178	Banc of America Mortgage Securities, Inc., Ser. 2005-A, Class 2A1, 4.4519%, 2/25/35(h)	$156,844
Aaa	176	Ser. 2005-B, Class 2A1, 4.3766%, 3/25/35(h)	155,789
Aaa	270	Banc of America Alternative Loan Trust, Ser. 2006-5, Class 3A1, 6.00%, 6/25/46	234,912
Aaa	715	Ser. 2005-12, Class 3CB1, 6.00%, 1/25/36	580,846
Aaa	762	Chase Mortgage Finance Corp., Ser. 2007-A1, Class 1A5, 4.63%, 2/25/37(h)	731,693
Aaa	255	Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1, 5.25%, 9/25/19	230,633
Aaa	519	JP Morgan Mortgage Trust, Ser. 2007-A1, Class 4A1, 4.068%, 7/25/35(h)	474,937
Aaa	329	Master Alternative Loan Trust, Ser. 2004-4, Class 4A1, 5.00%, 4/25/19	293,447
AAA(d)	20	Ser. 2003-8, Class 4A1, 7.00%, 12/25/33	17,078
Aaa	203	Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A-3, 4.17%, 2/25/34(h)	183,736
AAA(d)	121	Washington Mutual Alternative Mortgage Pass-Through Certs., Ser. 2005-1, Class 3A, 5.00%, 3/25/20	116,438

		Total collateralized mortgage obligations (cost $3,547,270)	3,176,353

COMMERCIAL MORTGAGE BACKED SECURITIES 4.3%
AAA(d)	400	Banc of America Commercial Mortgage, Inc, Ser. 2003-2, Class A3, 4.873%, 3/11/41(h)	379,865
AAA(d)	1,633	Ser. 2004-1, Class XP, .801%, 11/10/39(h)	24,264

See Notes to Financial Statements.

50	Visit our website at www.jennisondryden.com

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Aaa	$200	Ser. 2004-2, Class A3, 4.05%, 11/10/38	$193,270
Aaa	560	Ser. 2004-2, Class A4, 4.153%, 11/10/38	530,838
A3	430	Bear Stearns Commercial Mortgage Securities, Ser. 2001-TOP4, Class E, 144A, 6.47%, 11/15/33(h)	365,314
AAA(d)	3,595	Ser. 2004-T16, Class X2, PAC IO .724%, 2/13/46(h)	81,267
Aaa	350	Ser. 2005-T18, Class AAB, 4.823%, 2/13/42(h)	324,063
Aaa	500	Ser. 2005-T20, Class AAB, 5.2841%, 10/12/42(h)	472,735
Aaa	141	Ser. 2006-BBA7, Class A1, 144A, 2.5975%, 3/15/19(h)	131,613
AAA(d)	500	C.W. Capital Cobalt Ltd., Ser. 2007-C3, Class A3, 6.0151%, 5/15/46(h)	448,952
Aaa	740	Citigroup Commercial Mortgage Trust, Ser. 2006-C5, Class ASB, 5.413%, 10/15/49	671,166
AAA(d)	968	Commercial Mortgage Acceptance Corporation, Ser. 1998-C2, Class X, IO .8122%, 9/15/30(h)	55,807
AAA(d)	1,805	Commercial Mortgage Pass-Through Certs., Ser. 2004-LB2A, Class X2, 144A, PAC IO .812%, 3/10/39(h)	32,948
Aaa	300	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-C4, Class A4, 4.283%, 10/15/39	283,577
AAA(d)	1,200	Credit Suisse Mortgage Securities Corp Ser. 2005-C5, Class A4, 5.10%, 8/15/38(h)	1,084,756
AAA(d)	800	Ser. 2006-C1, Class A4, 5.609%, 2/15/39(h)	717,803
AAA(d)	576	DLJ Commercial Mortgage Corp., Ser. 2000-CF1, Class A1B, 7.62%, 6/10/33	586,338
Aaa	3,996	GE Commercial Mortgage Corp., Ser. 2004-C2, Class X2, 144A, PAC IO .556%, 3/10/40(h)	46,502

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	51

Portfolio of Investments

as of September 30, 2008 continued

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
AAA(d)	$486	GMAC Commercial Mortgage Securities, Inc., Ser. 2005-C1, Class A2, 4.471%, 5/10/43	$476,939
AAA(d)	645	Ser. 2005-C1, Class A5, 4.697%, 5/10/43	574,262
Aaa	1,300	Greenwich Capital Commercial Funding Corp Ser. 2003-C1, Class A4, 4.111%, 7/05/35	1,174,477
Aaa	2,060	Ser. 2005-GG5, Class A5 5.224%, 4/10/37(h)	1,872,014
AAA(d)	1,300	GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class AAB, 5.587%, 4/10/38(h)	1,201,260
Aaa	500	J.P. Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-CB12, Class A4, 4.895%, 9/12/37	444,775
Aaa	1,000	Ser. 2005-LDP2, Class ASB, 4.659%, 7/15/42	931,004
Aaa	700	Ser. 2005-LDP5, Class A4, 5.3445%, 12/15/44(h)	634,022
Aaa	700	Ser. 2006-CB16. Class ASB, 5.523%, 5/12/45	641,566
Aaa	26,129	Ser. 2006-LDP6, Class X2, .066%, 4/15/43	105,605
Aaa	500	Ser. 2006-LDP8, Class ASB, 5.37%, 5/15/45	455,618
Aaa	1,459	KeyCorp, Ser. 2000-C1, Class A2, 7.727%, 5/17/32(h)	1,479,170
AAA(d)	11	LB-UBS Commercial Mortgage Trust, , Ser. 2003-C5, Class A2, 3.478%, 7/15/27	11,299
AAA(d)	800	Ser. 2004-C6, Class A5, 4.826%, 8/15/29(h)	753,571
Aaa	500	Ser. 2005-C3, Class A3 4.647%, 7/15/30	475,545
Aaa	23	Lehman Brothers Floating Rate Commercial Mortgage Trust, Ser. 2006-LLFA, Class A1, 144A, 2.5675%, 9/15/21(h)	20,735

See Notes to Financial Statements.

52	Visit our website at www.jennisondryden.com

Moody’s Rating* (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Aaa	$400	Merrill Lynch Mortgage Trust, Ser. 2004-Key2, Class A3, 4.615%, 8/12/39	$375,162
Aaa	430	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2 Class A4, 6.1044%, 6/12/46(h)	392,550
Aaa	1,500	Ser. 2007-7, Class ASB, 5.745%, 6/12/50(h)	1,333,761
Aaa	225	Morgan Stanley Capital I, Ser. 2004-HQ3, Class A2, 4.05%, 1/13/41	220,223
Aaa	1,000	Ser. 2007-HQ11, Class AAB, 5.444%, 2/12/44	880,239
AAA(d)	260	Ser. 2007-T27, Class AAB, 5.8031%, 6/11/42(h)	234,523
AAA(d)	1,100	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C3, Class A-2, 4.867%, 2/15/35	1,028,933

		Total commercial mortgage backed securities (cost $24,034,461)	22,148,331

MORTGAGE BACKED SECURITIES 15.6%
	2,349	Federal Home Loan Mortgage Corp., 4.50%, 1/1/19 - 7/1/20	2,302,954
	2,477	5.00%, 7/1/18 - 5/1/34	2,461,525
	514	5.222%, 12/1/35(h)	519,492
	2,685	5.50%, 12/1/33 - 10/1/37	2,675,290
	500	5.50%, TBA 30 YR	499,180
	10,500	5.50%, TBA 30 YR(c)	10,424,526
	634	6.00%, 1/1/34	644,052
	514	7.00%, 6/1/14 - 11/1/33	540,365
	294	Federal National Mortgage Association, 4.00%, 5/1/19	281,691
	488	4.377%, 11/1/35	495,663
	3,886	4.50%, 11/1/18 - 3/1/34	3,793,050
	2,313	5.00%, 10/1/18 - 2/1/36	2,271,855
	10,000	5.00%, TBA 30 YR(c)	9,728,120
	1,500	5.00%, TBA 30 YR	1,461,563
	9,173	5.50%, 12/1/16 - 6/1/38	9,182,752
	2,244	5.965%, 7/1/37	2,287,757
	4,260	6.00%, 9/1/13 - 2/1/35	4,335,813
	11,000	6.00%, TBA 30 YR(c)	11,120,318

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	53

Portfolio of Investments

as of September 30, 2008 continued

Principal Amount (000)	Description	Value (Note 1)

MORTGAGE BACKED SECURITIES (Continued)
$1,500	6.00%, TBA 30 YR	$1,519,218
5,281	6.50%, 5/1/13 - 10/1/37	5,428,585
94	7.00%, 6/1/32	98,480
8	7.50%, 9/1/30	8,288
19	8.00%, 12/1/23	20,132
14	8.50%, 2/1/28	15,820
3,559	Government National Mortgage Association, 5.50%, 12/15/33 - 2/15/36	3,570,167
3,000	6.00%, TBA 30 YR(c)	3,037,500
718	6.50%, 12/15/23 - 7/15/32	739,317
147	7.00%, 6/15/24 - 5/15/31	155,024
22	7.50%, 4/15/29 - 5/15/31	23,621
149	8.00%, 8/15/22 - 6/15/25	163,698

	Total mortgage backed securities (cost $80,096,806)	79,805,816

U.S. GOVERNMENT AGENCY OBLIGATIONS 2.5%
475	Federal Farm Credit Bank 3.875%, 10/7/13	467,547
1,215	Federal Home Loan Bank, 4.375%, 10/3/08	1,215,144
775	4.500%, 5/13/11	793,521
130	5.000%, 11/17/17(g)	131,023
435	5.625%, 6/11/21(g)	461,095
545	5.750%, 5/15/12	579,302
280	Federal Home Loan Mortgage Corp., 3.750%, 6/28/13(g)	277,824
975	4.125%, 9/27/13	982,607
560	4.750%, 1/18/11 - 1/19/16	569,261
255	4.875%, 6/13/18	258,447
1,285	Federal National Mortgage Association, 2.750%, 4/11/11(g)	1,269,254
605	3.625%, 8/15/11(g)	609,188
3,571	3.875%, 7/12/13(g)	3,562,130
605	5.000%, 2/16/12	631,238
95	5.375%, 6/12/17	99,605
265	6.125%, 3/15/12	285,974
280	Tennessee Valley Authority, Notes, 4.500%, 4/1/18	273,759

	Total U.S. government agency obligations (cost $12,331,371)	12,466,919

See Notes to Financial Statements.

54	Visit our website at www.jennisondryden.com

Principal Amount (000)	Description	Value (Note 1)

U.S. GOVERNMENT TREASURY SECURITIES 1.2%
$995	United States Treasury Bonds, 4.375%, 2/15/38(g)	$1,007,670
35	8.750%, 8/15/20	49,681
1,306	United States Treasury Inflation Index, .625%, 4/15/13	1,232,375
497	1.875%, 7/15/13	495,545
1,200	2.375%, 1/15/17	1,209,727
360	United States Treasury Notes, 3.125%, 8/31/13 - 9/30/13	362,670
175	4.00%, 9/30/09 - 8/15/18(g)	177,582
5	4.50%, 9/30/11	5,316
275	United States Treasury Strips, 4.16%, 2/15/20(l)	165,343
1,195	4.997%, 5/15/20(g)(l)	707,922
545	5.067%, 2/15/19(l)	347,822

	Total U.S. government treasury securities (cost $5,707,628)	5,761,653

	Total long-term investments (cost $517,522,903)	499,277,809

SHORT-TERM INVESTMENTS 20.4%

U.S. GOVERNMENT TREASURY SECURITIES 0.2%
800	United States Treasury Bill, .805%, 12/18/08(j) (cost $798,624)	799,514

Shares
AFFILATED MUTUAL FUNDS 20.2%
3,408,660	Dryden Core Investment Fund—Short Term Bond Series (cost $33,863,115)(f)	28,939,520
74,813,564	Dryden Core Investment Fund—Taxable Money Market Series (cost $74,813,564; includes $55,175,058 of cash collateral for securities on loan)(Note3)(e)(f)	74,813,564

	Total affiliated mutual funds (cost $108,676,679)	103,753,084

	Total short-term investments (cost $109,475,303)	104,552,598

	Total Investments, Before Securities Sold Short 118.08% (cost $626,998,206; Note 5)	603,830,407

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	55

Portfolio of Investments

as of September 30, 2008 continued

Principal Amount (000)	Description	Value (Note 1)

SECURITY SOLD SHORT (0.6%)

MORTGAGE BACKED SECURITY
$3,000	Federal National Mortgage Association, 5.50%, TBA 30 YR (proceeds $3,005,391)	$(2,991,564)

	Total Investments, Net of Securities Sold Short 117.4% (cost $623,992,815; Note 5)(k)	600,838,843
	Liabilities in excess of other assets(n) (17.4%)	(89,156,281)

	Net Assets 100.0%	$511,682,562

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to liquid.

IO—Interest Only

MTN— Medium Term Notes

NA—National Association

PAC—Planned Amortization Coupon

ULC—Unlimited Liability Corporation

*	The ratings reflected are as of September 30, 2008. Ratings of certain bonds may have changed subsequent to that date.
(a)	Non-income producing security.
(b)	All or partial amount of security is segregated as initial margin for financial futures transactions.
(c)	Principal amount of $34,500,000 represents a to-be announced (“TBA”) mortgage dollar roll.
(d)	Standard and Poor’s Rating.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series and the Dryden Core Investment Fund—Dryden Short-Term Bond Series.
(g)	All or a portion of security is on loan. The aggregate market value of such securities is $53,679,641; cash collateral of $55,175,058 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(h)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2008.
(i)	Amount is actual; not rounded to thousands.
(j)	Rate quoted represents yield-to-maturity as of purchase date.
(k)	As of September 30, 2008, 303 securities representing $14,167,175 and 2.8% of the net assets were fair valued in accordance with the policies adopted by the Board of Directors.
(l)	Represents a zero coupon bond. Rate shown reflects the effective yield at the time of purchase.
(m)	Indicates a security that has been deemed illiquid.

See Notes to Financial Statements.

56	Visit our website at www.jennisondryden.com

(n)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts, interest rate swaps and credit default swaps as follows:

Open future contracts outstanding at September 30, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at September 30, 2008	Unrealized Appreciation (Depreciation)
	Long Positions:
24	2-Yr. U.S. T-Notes	Dec-08	$5,097,795	$5,122,500	$24,705
15	S&P 500 Index	Dec-08	4,603,547	4,383,750	(219,797)
55	U.S. Long Bond	Dec-08	6,484,429	6,444,453	(39,976)
33	10-Yr. U.S. T-Notes	Dec-08	3,802,239	3,782,625	(19,614)
1	5-Yr. U.S. T-Notes	Dec-08	112,228	112,234	6

					$(254,676)

Interest rate swap agreements outstanding at September 30, 2008:

Counterparty(a)	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation/ Depreciation
Deutsche Bank AG	8/15/2015	$235	3.712%	3 month LIBOR	$5,983
Merrill Lynch Capital Services, Inc.	5/15/2016	465	4.397	3 month LIBOR	(5,040)
Deutsche Bank AG	5/15/2016	330	4.490	3 month LIBOR	(5,497)

					$(4,554)

(a)	Portfolio pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	57

Portfolio of Investments

as of September 30, 2008 continued

Credit default swap agreements outstanding at September 30, 2008:

Buy Protection:

Counterparty(b)	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation/ (Depreciation)
Citibank, NA	9/20/2012	$700	0.32%	Altria Group, Inc. 7.00%, due 11/04/13	$11,968
Barclays Bank PLC	9/20/2012	700	0.60%	Fortune Brands, Inc. 5.375%, due 01/15/16	15,304
JPMorgan Chase Bank	9/20/2012	260	1.52%	Residential Capital LLC 6.50%, due 04/17/13	200,361
Deutsche Bank AG	6/20/2013	400	2.00%	International Lease Finance Corp. 4.15%, due 01/20/15	85,158
Goldman Sachs International, Inc.	9/20/2013	300	1.02%	Anheusher-Busch Cos., Inc. 5.625%, due 10/01/10	280
JPMorgan Chase Bank	6/20/2014	240	0.65%	Bunge Ltd. Finance Corp. 5.35%, due 04/15/14	18,563
Merrill Lynch Capital Services, Inc.	9/20/2016	150	1.73%	Tyson Foods, Inc. 6.85%, due 04/01/16	13,167
Morgan Stanley Capital Services, Inc.	3/20/2018	300	0.70%	Avon Products, Inc. 7.15%, due 11/15/09	(5,783)
Deutsche Bank AG	3/20/2018	1,000	0.99%	Nordstrom, Inc. 6.95%, due 03/15/28	40,701
Barclays Bank, PLC	3/20/2018	300	1.22%	Computer Sciences Corp. 5.00%, due 02/15/13	(11,449)
Credit Suisse International	6/20/2018	600	0.97%	Verizon Communications, Inc. 4.90%, due 09/15/15	(6,557)
Morgan Stanley Capital Services, Inc.	6/20/2018	500	0.97%	Simon Property Group L.P. 5.25%, due 12/01/18	22,267
Morgan Stanley Capital Services, Inc.	6/20/2018	300	1.00%	Newell Rubbermaid, Inc. 6.35%, due 07/15/28	1,192
Merrill Lynch Capital Services, Inc.	6/20/2018	500	1.13%	Spectra Energy Capital LLC 6.25%, due 02/15/13	8,943
Merrill Lynch Capital Services, Inc.	6/20/2018	500	1.45%	Starwood Hotel & Resorts Worldwide, Inc. 6.75%, due 05/15/18	47,266
Merrill Lynch Capital Services, Inc.	6/20/2018	300	3.05%	SLM Corp. 5.125%, due 08/27/12	104,920

					$546,301

(b)	The Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

See Notes to Financial Statements.

58	Visit our website at www.jennisondryden.com

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2008 were as follows:

Affiliated Mutual Funds (including 10.8% of collateral received for securities on loan)	20.2%
Mortgage Backed Securities	15.6
Oil, Gas & Consumable Fuels	6.5
Pharmaceuticals	4.7
Commercial Mortgage Backed Securities	4.3
Computers & Peripherals	3.1
Insurance	2.6
Software	2.5
U.S. Government Agency Obligations	2.5
Diversified Financial Services	2.4
Aerospace & Defense	2.2
Diversified Telecommunication Services	2.2
Household Products	2.2
Energy Equipment & Services	1.9
Health Care Equipment & Supplies	1.9
Industrial Conglomerates	1.9
Commercial Banks	1.8
Food & Staples Retailing	1.7
Media	1.7
Beverages	1.6
Chemicals	1.6
Semiconductors & Semiconductor Equipment	1.6
Capital Markets	1.5
U.S. Government Treasury Securities	1.4
Communications Equipment	1.3
Electric Utilities	1.3
Real Estate Investment Trusts	1.3
Health Care Providers & Services	1.2
Tobacco	1.2
Asset Backed Securities	1.1
Road & Rail	1.1
Banking	1.0
Specialty Retail	1.0
Telecommunications	1.0
Electric	0.9
Metals & Mining	0.8
Electrical Equipment	0.7
Food Products	0.7
Foods	0.7
IT Services	0.7
Machinery	0.7
Biotechnology	0.6
Collateralized Mortgage Obligations	0.6
Health Care & Pharmaceutical	0.6
Hotels, Restaurants & Leisure	0.6

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	59

Portfolio of Investments

as of September 30, 2008 continued

Textiles, Apparel & Luxury Goods	0.6%
Diversified Consumer Services	0.5
Internet Software & Services	0.5
Non-Captive Finance	0.5
Multi-Utilities	0.4
Office Electronics	0.4
Pipelines & Other	0.4
Retail	0.4
Brokerage	0.3
Construction & Engineering	0.3
Health Care Insurance	0.3
Metals	0.3
Real Estate Management & Development	0.3
Technology	0.3
Air Freight & Logistics	0.2
Auto Componets	0.2
Automobiles	0.2
Cable	0.2
Commercial Services & Supplies	0.2
Containers & Packaging	0.2
Electronic Equipment & Instruments	0.2
Energy - Other	0.2
Foreign Government	0.2
Independent Power Producers & Energy Traders	0.2
Lodging	0.2
Media & Entertainment	0.2
Railroads	0.2
Airlines	0.1
Building Materials & Construction	0.1
Capital Goods	0.1
Consumer	0.1
Consumer Finance	0.1
Energy - Integrated	0.1
Internet & Catalog Retail	0.1
Life Sciences, Tools & Services	0.1
Multi-line Retail	0.1
Structured Notes	0.1
Thrifts & Mortgage Finance	0.1
Wireless Telecommunication Services	0.1

118.0
Security Sold Short	(0.6)
Liabilities in excess of other assets	(17.4)

100.0%

See Notes to Financial Statements.

60	Visit our website at www.jennisondryden.com

Financial Statements

SEPTEMBER 30, 2008	ANNUAL REPORT

Dryden Active Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2008

Assets
Investments at value, including securities on loan of $53,679,641
Unaffiliated Investments (cost $518,321,527)	$500,077,323
Affiliated Investments (cost $108,676,679)	103,753,084
Foreign currency, at value (cost $27,156)	27,102
Receivable for investments sold	45,749,430
Dividends and interest receivable	2,270,675
Unrealized appreciation on swaps	576,073
Receivable for Series shares sold	157,204
Foreign tax reclaim receivable	41,556
Prepaid expenses	9,503

Total assets	652,661,950

Liabilities
Payable for investments purchased	78,096,814
Payable to broker for collateral for securities on loan	55,175,058
Security sold short, at value (proceeds $3,005,391)	2,991,564
Payable to custodian	2,288,301
Payable for Series shares reacquired	1,395,212
Management fee payable	279,471
Accrued expenses and other liabilities	250,570
Payable to broker	191,983
Distribution fee payable	138,697
Transfer agent fee payable	99,620
Unrealized depreciation on swaps	34,326
Due to broker—variation margin	33,345
Deferred directors’ fees	4,427

Total liabilities	140,979,388

Net Assets	$511,682,562

Net assets were comprised of:
Common stock, at par	$46,141
Paid-in capital in excess of par	549,903,561

549,949,702
Undistributed net investment income	9,988,033
Accumulated net realized loss on investments and foreign currency transactions	(25,387,842)
Net unrealized depreciation on investments and foreign currencies	(22,867,331)

Net assets, September 30, 2008	$511,682,562

See Notes to Financial Statements.

62	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($328,706,106 ÷ 29,675,959 shares of common stock issued and outstanding)	$11.08
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price to public	$11.72

Class B
Net asset value, offering price and redemption price per share ($26,977,295 ÷ 2,443,875 shares of common stock issued and outstanding)	$11.04

Class C
Net asset value, offering price and redemption price per share ($16,393,172 ÷ 1,484,891 shares of common stock issued and outstanding)	$11.04

Class L
Net asset value, offering price and redemption price per share ($8,159,575 ÷ 736,007 shares of common stock issued and outstanding)	$11.09

Class M
Net asset value, offering price and redemption price per share ($8,812,345 ÷ 798,243 shares of common stock issued and outstanding)	$11.04

Class R
Net asset value, offering price and redemption price per share ($893,243 ÷ 80,566 shares of common stock issued and outstanding)	$11.09

Class X
Net asset value, offering price and redemption price per share ($4,191,970 ÷ 379,717 shares of common stock issued and outstanding)	$11.04

Class Z
Net asset value, offering price and redemption price per share ($117,548,856 ÷ 10,541,848 shares of common stock issued and outstanding)	$11.15

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	63

Statement of Operations

Year Ended September 30, 2008

Net Investment Income
Income
Unaffiliated interest income (net of foreign withholding taxes of $535)	$8,979,641
Unaffiliated dividend income (net of foreign withholding taxes of $84,840)	8,960,421
Affiliated dividend income	2,370,809
Affiliated income from securities loaned, net	389,454

Total income	20,700,325

Expenses
Management fee	4,049,232
Distribution fee—Class A	1,100,729
Distribution fee—Class B	377,534
Distribution fee—Class C	211,042
Distribution fee—Class L	51,005
Distribution fee—Class M	158,380
Distribution fee—Class R	5,038
Distribution fee—Class X	58,385
Transfer agent’s fees and expenses (including affiliated expense of $502,600)	1,061,000
Custodian’s fees and expenses	204,000
Reports to shareholders	89,000
Registration fees	85,000
Audit fee	28,000
Directors’ fees	25,000
Legal fees and expenses	22,000
Insurance	13,000
Interest expense (Note 7)	9,353
Miscellaneous	36,069

Total expenses	7,583,767
Less: Expense waiver (Note 2)	(124,592)

Net expenses	7,459,175

Net investment income	13,241,150

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions (including affiliated: $(813,272))	(20,515,567)
Foreign currency transactions	(8,627)
Financial futures transactions	823,147
Short sale transactions	(126,543)
Swap transactions	477,192

(19,350,398)

Net change in unrealized appreciation (depreciation) on:
Investments	(100,047,106)
Foreign currencies	(4,848)
Financial futures contracts	(396,740)
Short sales	15,194
Swaps	405,865

(100,027,635)

Net loss on investments and foreign currencies	(119,378,033)

Net Decrease In Net Assets Resulting From Operations	$(106,136,883)

See Notes to Financial Statements.

64	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$13,241,150	$13,487,590
Net realized gain (loss) on investments and foreign currency transactions	(19,350,398)	49,454,411
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(100,027,635)	9,613,437

Net increase (decrease) in net assets resulting from operations	(106,136,883)	72,555,438

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(8,785,932)	(8,672,700)
Class B	(597,330)	(714,612)
Class C	(328,173)	(185,286)
Class L	(201,963)	—
Class M	(286,234)	—
Class R	(18,596)	(19,394)
Class X	(92,198)	—
Class Z	(3,565,022)	(3,750,124)

	(13,875,448)	(13,342,116)

Distributions from net realized gains
Class A	(31,079,987)	(22,380,205)
Class B	(3,217,556)	(2,894,977)
Class C	(1,767,727)	(750,616)
Class L	(827,042)	—
Class M	(1,541,821)	—
Class R	(76,149)	(56,985)
Class X	(496,629)	—
Class Z	(11,226,392)	(8,627,020)

	(50,233,303)	(34,709,803)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	36,363,704	53,584,520
Net asset value of shares issued in connection with merger (Note 8)	—	84,406,026
Net asset value of shares issued in reinvestment of dividends	61,446,648	45,972,274
Cost of shares reacquired	(126,172,631)	(145,214,237)

Net increase (decrease) in net assets from Series share transactions	(28,362,279)	38,748,583

Total increase (decrease)	(198,607,913)	63,252,102

Net Assets
Beginning of year	710,290,475	647,038,373

End of year(a)	$511,682,562	$710,290,475

(a) Includes undistributed net investment income of:	$9,988,033	$10,681,177

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	65

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Dryden Active Allocation Fund (the “Series”), Jennison Growth Fund, and Jennison Equity Opportunity Fund which are diversified funds and JennisonDryden Growth Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Dryden Active Allocation Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

The Series’ investment objective is to seek income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series, in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at their last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean

66	Visit our website at www.jennisondryden.com

between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Director’s approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market-value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rate of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series does not isolate that portion of

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	67

Notes to Financial Statements

continued

the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal year end. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest

68	Visit our website at www.jennisondryden.com

rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the trade date and settlement value. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Short Sales: The Series may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Series may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Series makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Series may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities.

A gain, limited to the price at which the Series sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Swap Agreements: The Series may enter into interest rate swap agreements, forward spread lock swap agreements, and credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	69

Notes to Financial Statements

continued

receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap.

The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or “credit event”). In addition to bearing the risk that the credit event will occur, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on it’s obligation to perform. The swaps are valued daily at current market value and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities. Payments received or paid by the Fund are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Risk: Forward currency contracts, written options, financial futures contracts, and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Lower rated or unrated securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Series to meet their obligations may be affected by economic developments in a specific industry or region.

As noted in the Portfolio of Investments, the Series held securities issued by Federal Housing Finance Agency and American International Group (AIG). On September 7, 2008, the Federal Housing Finance Agency has placed Fannie Mae and Freddie Mac into conservatorship. With respect to securities issued by AIG or for which AIG is counterparty, the Federal Reserve Board, with the full support of the Treasury Department, authorized the Federal Reserve Bank of New York to lend funds to AIG.

70	Visit our website at www.jennisondryden.com

The secured loan has terms and conditions designed to protect the interests of the U.S. government and taxpayers. The value of these positions held by the Series has been adversely impacted since the date of these financial statements; however, the impact on the net assets of the Series is not material.

Dollar Rolls: The Series may enter into mortgage dollar rolls in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

During the roll period, the Series forgoes principal and interest paid on the securities. The Series’ policy is to record the components of dollar rolls as purchase and sale transactions. The Series had dollar rolls outstanding as of September 30, 2008, which are included in Receivable for Investments Sold and Payable for Investments Purchased in the Statement of Assets and Liabilities. The Series maintains a segregated account of U.S. government securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to dollar rolls.

The Series is subject to the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	71

Notes to Financial Statements

continued

calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis. Net Investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep

72	Visit our website at www.jennisondryden.com

certain books and records of the Series. PI pays for the services of PIM, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .65 of 1% of the Series’ daily average net assets up to $1 billion and .60 of 1% of the average net assets of the Series in excess of $1 billion. The effective management fee rate was .65 of 1% for the year ended September 30, 2008.

PI has contractually agreed to waive up to .02% of the Series’ management fee on an annualized basis until January 31, 2010, to the extent the Series’ net operating expenses, exclusive of taxes, interest, distribution (12b-1) fees and certain extraordinary expenses, exceed .86%.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C, Class L, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M, R and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C, L, M, R and X Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50 of 1%, 1%, .75 of 1% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. For the year ended September 30, 2008, PIMS contractually agreed to limit such fees to .50% of 1% of the average daily net assets of the Class R shares. For the period ended January 31, 2008, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Series that it received approximately $108,100 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2008. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2008, it received approximately $200, $59,000, $2,200, $36,500 and $7,000 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	73

Notes to Financial Statements

continued

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing, LLC (“First Clearing”), affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2008, the Series incurred approximately $112,400 in total networking fees, of which approximately $55,600 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

PIM is the securities lending agent for the Series. For the year ended September 30, 2008, PIM has been compensated by the Series for approximately $138,900 for these services.

As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Fund’s Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Fund’s Securities Lending Agent utilized collateral held on behalf of the Fund for securities out on loan to compensate the Fund for the failure of Lehman to return the securities.

The Series invests in the Taxable Money Market Series and Short-Term Bond Series (the “Portfolios”), portfolios of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolios are a money market mutual fund and short term bond fund, respectively, registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments and U.S. Government Securities, for the year ended September 30, 2008 were $1,543,365,346 and $1,591,978,910 respectively.

74	Visit our website at www.jennisondryden.com

The amount of dollar rolls outstanding at September 30, 2008 was $34,310,464 (principal $34,500,000), which was 6.7% of total net assets.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date.

In order to present undistributed net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the year ended September 30, 2008, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investments and foreign currency transactions by $58,846 due to differences in the treatment for books and tax purposes of certain transactions involving Passive Foreign Investment Companies and foreign currencies, reclass of paydown gain/(loss) and swap income. Net investment income, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Series’ investments and the net unrealized depreciation as of September 30, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustment	Total Net Unrealized Depreciation
$629,140,033	$33,789,473	$(59,099,099)	$(25,309,626)	$555,025	$(24,754,601)

The difference between book basis and tax basis was attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, appreciation on swaps and short sales and mark to market of receivables and payables.

For the year ended September 30, 2008, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets were $33,128,944 from ordinary income and $30,979,807 from long-term capital gains. The respective amount for the year ended September 30, 2007 were $30,710,263 of ordinary income and $17,341,656 of long-term capital gains. As of September 30, 2008, the accumulated undistributed ordinary income on a tax basis was $9,994,227.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	75

Notes to Financial Statements

continued

The Series elected to treat post-October capital losses and post-October currency losses of approximately $23,496,000 and $9,100, respectively, as having been incurred in the following fiscal year (September 30, 2009).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Series’ financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% if they sell these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class M and Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the shares are held. Class C shares have a CDSC of 1% during the first 12 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class L shares are closed to most new purchases (with the exception of reinvested dividends). Class L and Class M shares are only exchangeable with Class L and Class M shares, respectively, offered by certain other Strategic Partners Funds. Class X shares are closed to new purchases. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of $.001 par value common stock of the Series, designated Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z, each of which consists of 200 million, 125 million, 125 million, 125 million, 125 million,

76	Visit our website at www.jennisondryden.com

75 million, 150 million, and 75 million authorized shares, respectively. As of September 30, 2008, Prudential owned 233 Class R shares of the Series.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2008:
Shares sold	900,513	$11,463,241
Shares issued in reinvestment of dividends	2,938,292	37,933,548
Shares reacquired	(5,205,802)	(65,804,341)

Net increase (decrease) in shares outstanding before conversion	(1,366,997)	(16,407,552)
Shares issued upon conversion from Class B, M and X	1,206,226	15,305,502

Net increase (decrease) in shares outstanding	(160,771)	$(1,102,050)

Year ended September 30, 2007:
Shares sold	1,245,776	$17,764,033
Shares issued in connection with the merger	1,063,641	15,019,303
Shares issued in reinvestment of dividends	2,129,540	29,366,366
Shares reacquired	(5,115,160)	(73,023,265)

Net increase (decrease) in shares outstanding before conversion	(676,203)	(10,873,563)
Shares issued upon conversion from Class B, M and X	1,181,554	16,700,744

Net increase (decrease) in shares outstanding	505,351	$5,827,181

Class B
Year ended September 30, 2008:
Shares sold	192,768	$2,473,043
Shares issued in reinvestment of dividends	285,016	3,688,110
Shares reacquired	(617,752)	(7,770,139)

Net increase (decrease) in shares outstanding before conversion	(139,968)	(1,608,986)
Shares reacquired upon conversion into Class A	(606,293)	(7,542,688)

Net increase (decrease) in shares outstanding	(746,261)	$(9,151,674)

Year ended September 30, 2007:
Shares sold	346,520	$4,931,401
Shares issued in connection with the merger	218,100	3,080,504
Shares issued in reinvestment of dividends	251,856	3,480,652
Shares reacquired	(571,249)	(8,132,177)

Net increase (decrease) in shares outstanding before conversion	245,227	3,360,380
Shares reacquired upon conversion into Class A	(782,582)	(10,952,974)

Net increase (decrease) in shares outstanding	(537,355)	$(7,592,594)

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	77

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2008:
Shares sold	133,656	$1,739,511
Shares issued in reinvestment of dividends	131,171	1,697,357
Shares reacquired	(521,575)	(6,629,884)

Net increase (decrease) in shares outstanding	(256,748)	$(3,193,016)

Year ended September 30, 2007:
Shares sold	274,666	$3,920,922
Shares issued in connection with the merger	806,919	11,388,083
Shares issued in reinvestment of dividends	50,106	692,464
Shares reacquired	(331,559)	(4,718,615)

Net increase (decrease) in shares outstanding	800,132	$11,282,854

Class L
Year ended September 30, 2008:
Shares sold	3,725	$45,489
Shares issued in reinvestment of dividends	76,763	993,316
Shares reacquired	(156,448)	(1,978,472)

Net increase (decrease) in shares outstanding	(75,960)	$(939,667)

Period ended September 30, 2007*:
Shares sold	87,100	$1,272,439
Shares issued in connection with the merger	819,224	11,575,641
Shares reacquired	(94,357)	(1,355,511)

Net increase (decrease) in shares outstanding	811,967	$11,492,569

Class M
Year ended September 30, 2008:
Shares sold	29,267	$385,599
Shares issued in reinvestment of dividends	131,756	1,704,923
Shares reacquired	(506,923)	(6,481,091)

Net increase (decrease) in shares outstanding before conversion	(345,900)	(4,390,569)
Shares reacquired upon conversion into Class A	(590,801)	(7,634,123)

Net increase (decrease) in shares outstanding	(936,701)	$(12,024,692)

Period ended September 30, 2007*:
Shares sold	38,282	$541,260
Shares issued in connection with the merger	2,471,235	34,896,956
Shares reacquired	(376,754)	(5,419,115)

Net increase (decrease) in shares outstanding before conversion	2,132,763	30,019,101
Shares reacquired upon conversion into Class A	(397,819)	(5,722,680)

Net increase (decrease) in shares outstanding	1,734,944	$24,296,421

78	Visit our website at www.jennisondryden.com

	Shares	Amount
Class R
Year ended September 30, 2008:
Shares sold	10,099	$129,276
Shares issued in reinvestment of dividends	5,265	68,131
Shares reacquired	(15,535)	(211,985)

Net increase (decrease) in shares outstanding	(171)	$(14,578)

Year ended September 30, 2007:
Shares sold	9,046	$128,533
Shares issued in reinvestment of dividends	4,142	57,199
Shares reacquired	(4,148)	(59,261)

Net increase (decrease) in shares outstanding	9,040	$126,471

Class X
Year ended September 30, 2008:
Shares sold	14,671	$200,148
Shares issued in reinvestment of dividends	44,094	570,578
Shares reacquired	(159,409)	(2,022,331)

Net increase (decrease) in shares outstanding before conversion	(100,644)	(1,251,605)
Shares reacquired upon conversion into Class A	(10,820)	(128,691)

Net increase (decrease) in shares outstanding	(111,464)	$(1,380,296)

Period ended September 30, 2007*:
Shares sold	17,955	$245,612
Shares issued in connection with the merger	597,423	8,445,539
Shares reacquired	(122,456)	(1,755,458)

Net increase (decrease) in shares outstanding before conversion	492,922	6,935,693
Shares reacquired upon conversion into Class A	(1,741)	(25,090)

Net increase (decrease) in shares outstanding	491,181	$6,910,603

Class Z
Year ended September 30, 2008:
Shares sold	1,566,118	$19,927,397
Shares issued in reinvestment of dividends	1,140,377	14,790,685
Shares reacquired	(2,808,413)	(35,274,388)

Net increase (decrease) in shares outstanding	(101,918)	$(556,306)

Year ended September 30, 2007:
Shares sold	1,725,843	$24,780,320
Shares issued in reinvestment of dividends	894,190	12,375,593
Shares reacquired	(3,533,153)	(50,750,835)

Net increase (decrease) in shares outstanding	(913,120)	$(13,594,922)

*	Commenced operations on March 26, 2007.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	79

Notes to Financial Statements

continued

Note 7. Borrowing

The Fund along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008 the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for cap share redemptions.

The Series did not borrow any amounts pursuant to the SCA during the year ended September 30, 2008.

During the year ended September 30, 2008, the Fund paid interest to the custodian for temporary overdrawn balances. The average outstanding balance was approximately $627,376 for 123 days at a weighted average interest rate of 4.90%.

Note 8. Reorganization

On March 23, 2007, Dryden Active Allocation Fund acquired all of the net assets of Strategic Partners Balanced Fund pursuant to a plan of reorganization approved by the Strategic Partners Balanced Fund shareholders on November 16, 2006. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C, Class L, Class M and Class X shares for corresponding classes of Strategic Partners Balanced Fund.

Merged Fund		Acquiring Fund
Strategic Partners Balanced Fund		Dryden Active Allocation
Class	Shares	Class	Shares	Value
A	1,049,504	A	1,063,641	$15,019,303
B	215,205	B	218,100	3,080,504
C	796,206	C	806,919	11,388,083
L	808,920	L	819,224	11,575,641
M	2,440,128	M	2,471,235	34,896,956
X	590,316	X	597,423	8,445,539

80	Visit our website at www.jennisondryden.com

The aggregate net assets and unrealized appreciation of Strategic Partners Balanced Fund immediately before the acquisition was $84,406,026 and $10,293,457, respectively. The aggregate net assets of Dryden Active Allocation Fund immediately before the acquisition were $649,344,791.

Note 9. New Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	81

Financial Highlights

	Class A
	Year Ended September 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$14.62

Income (loss) from investment operations
Net investment income	.28
Net realized and unrealized gain (loss) on investment transactions	(2.46)

Total from investment operations	(2.18)

Less Distributions
Dividends from net investment income	(.30)
Distributions from net realized gains	(1.06)

Total distributions	(1.36)

Net asset value, end of year	$11.08

Total Return(b):	(16.22)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$328,706
Average net assets (000)	$390,410
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.16	%(e)
Expenses, excluding distribution and service (12b-1) fees	.88	%(e)
Net investment income	2.16	%(e)
For Class A, B, C, L, M, R, X and Z shares:
Portfolio turnover rate	298%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	Prior to January 31, 2008, the distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.
(e)	As of March 23, 2007, the Manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 0.86% of the average daily net assets of Class A. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment income ratios would be 1.18%, 0.90% and 2.14%, respectively, for the year ended September 30, 2008.

See Notes to Financial Statements.

82	Visit our website at www.jennisondryden.com

Class A
Year Ended September 30,
2007(a)	2006(a)	2005(a)	2004(a)

$14.17	$14.00	$12.83	$11.47

.29	.28	.21	.14
1.25	.79	1.12	1.31

1.54	1.07	1.33	1.45

(.30)	(.22)	(.16)	(.09)
(.79)	(.68)	—	—

(1.09)	(.90)	(.16)	(.09)

$14.62	$14.17	$14.00	$12.83

11.34%	7.98%	10.41%	12.68%

$436,337	$415,486	$424,341	$425,614
$430,168	$415,508	$428,897	$429,046

1.10%	1.08%	1.09%	1.07%
.85%	.83%	.84%	.82%
2.00%	2.05%	1.52%	1.13%

226%	152%	119%	170%

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	83

Financial Highlights

continued

	Class B
	Year Ended September 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.57

Income (loss) from investment operations
Net investment income	.18
Net realized and unrealized gain (loss) on investment transactions	(2.45)

Total from investment operations	(2.27)

Less Distributions
Dividends from net investment income	(.20)
Distributions from net realized gains	(1.06)

Total distributions	(1.26)

Net asset value, end of year	$11.04

Total Return(b):	(16.86)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$26,977
Average net assets (000)	$37,753
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.88	%(d)
Expenses, excluding distribution and service (12b-1) fees	.88	%(d)
Net investment income	1.44	%(d)

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	As of March 23, 2007, the Manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 0.86% of the average daily net assets of Class B. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment income ratios would be 1.90%, 0.90% and 1.42%, respectively, for the year ended September 30, 2008.

See Notes to Financial Statements.

84	Visit our website at www.jennisondryden.com

Class B
Year Ended September 30,
2007(a)	2006(a)	2005(a)	2004(a)

$14.11	$13.94	$12.78	$11.42

.18	.18	.11	.05
1.26	.78	1.10	1.31

1.44	.96	1.21	1.36

(.19)	(.11)	(.05)	—
(.79)	(.68)	—	—

(.98)	(.79)	(.05)	—

$14.57	$14.11	$13.94	$12.78

10.58%	7.14%	9.50%	11.91%

$46,486	$52,601	$73,983	$94,667
$50,122	$64,048	$88,854	$104,847

1.85%	1.83%	1.84%	1.82%
.85%	.83%	.84%	.82%
1.25%	1.29%	.77%	.38%

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	85

Financial Highlights

continued

	Class C
	Year Ended September 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.57

Income (loss) from investment operations
Net investment income	.18
Net realized and unrealized gain (loss) on investment transactions	(2.45)

Total from investment operations	(2.27)

Less Distributions
Dividends from net investment income	(.20)
Distributions from net realized gains	(1.06)

Total distributions	(1.26)

Net asset value, end of year	$11.04

Total Return(b):	(16.86)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$16,393
Average net assets (000)	$21,104
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.88	%(d)
Expenses, excluding distribution and service (12b-1) fees	.88	%(d)
Net investment income	1.44	%(d)

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	As of March 23, 2007, the Manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 0.86% of the average daily net assets of Class C. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment income ratios would be 1.90%, 0.90% and 1.42%, respectively, for the year ended September 30, 2008.

See Notes to Financial Statements.

86	Visit our website at www.jennisondryden.com

Class C
Year Ended September 30,
2007(a)	2006(a)	2005(a)	2004(a)

$14.11	$13.95	$12.78	$11.42

.17	.18	.11	.05
1.27	.77	1.11	1.31

1.44	.95	1.22	1.36

(.19)	(.11)	(.05)	—
(.79)	(.68)	—	—

(.98)	(.79)	(.05)	—

$14.57	$14.11	$13.95	$12.78

10.58%	7.14%	9.50%	11.91%

$25,379	$13,287	$13,500	$14,357
$19,954	$13,413	$14,221	$13,380

1.85%	1.83%	1.84%	1.82%
.85%	.83%	.84%	.82%
1.21%	1.30%	.78%	.38%

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	87

Financial Highlights

continued

	Class L
	Year Ended September 30, 2008(b)		March 26, 2007(a) through September 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$14.62		$14.13

Income (loss) from investment operations
Net investment income	.25		.12
Net realized and unrealized gain (loss) on investment transactions	(2.46)		.37

Total from investment operations	(2.21)		.49

Less Distributions
Dividends from net investment income	(.26)		—
Distributions from net realized gains	(1.06)		—

Total distributions	(1.32)		—

Net asset value, end of period	$11.09		$14.62

Total Return(c):	(16.41)%		3.47%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,160		$11,874
Average net assets (000)	$10,201		$11,940
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.38	%(e)	1.35	%(f)
Expenses, excluding distribution and service (12b-1) fees	.88	%(e)	.85	%(f)
Net investment income	1.94	%(e)	1.62	%(f)

(a)	Commencement of operations.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.
(e)	As of March 23, 2007, the Manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 0.86% of the average daily net assets of Class L. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment income ratios would be 1.40%, 0.90% and 1.92%, respectively, for the year ended September 30, 2008.
(f)	Annualized.

See Notes to Financial Statements.

88	Visit our website at www.jennisondryden.com

	Class M
	Year Ended September 30, 2008(b)		March 26, 2007(a) Through September 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.57		$14.12

Income (loss) from investment operations
Net investment income	.18		.08
Net realized and unrealized gain (loss) on investment transactions	(2.45)		.37

Total from investment operations	(2.27)		.45

Less Distributions
Dividends from net investment income	(.20)		—
Distributions from net realized gains	(1.06)		—

Total distributions	(1.26)		—

Net asset value, end of period	$11.04		$14.57

Total Return(c):	(16.86)%		3.19%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,812		$25,279
Average net assets (000)	$15,838		$29,898
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.88	%(e)	1.85	%(f)
Expenses, excluding distribution and service (12b-1) fees	.88	%(e)	.85	%(f)
Net investment income	1.42	%(e)	1.08	%(f)

(a)	Commencement of operations.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.
(e)	As of March 23, 2007, the Manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 0.86% of the average daily net assets of Class M. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment income ratios would be 1.90%, 0.90% and 1.40%, respectively, for the year ended September 30, 2008.
(f)	Annualized.

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	89

Financial Highlights

continued

	Class R

	Year Ended September 30, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.62

Income (loss) from investment operations
Net investment income	.25
Net realized and unrealized gain (loss) on investment transactions	(2.46)

Total from investment operations	(2.21)

Less Distributions
Dividends from net investment income	(.26)
Distributions from net realized gains	(1.06)

Total distributions	(1.32)

Net asset value, end of period	$11.09

Total Return(c):	(16.41)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$893
Average net assets (000)	$1,008
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.38	%(f)
Expenses, excluding distribution and service (12b-1) fees	.88	%(f)
Net investment income	1.94	%(f)

(a)	Commencement of operations.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.
(e)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% on the average daily net assets of the Class R shares.
(f)	As of March 23, 2007, the Manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 0.86% of the average daily net assets of Class R. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment income ratios would be 1.40%, 0.90% and 1.92%, respectively, for the year ended September 30, 2008.
(g)	Annualized.

See Notes to Financial Statements.

90	Visit our website at www.jennisondryden.com

Class R
Year Ended September 30,		December 17, 2004(a) Through September 30, 2005(b)
2007(b)	2006(b)

$14.16	$14.00	$13.53

.25	.24	.12
1.27	.78	.35

1.52	1.02	.47

(.27)	(.18)	—
(.79)	(.68)	—

(1.06)	(.86)	—

$14.62	$14.16	$14.00

11.13%	7.70%	3.40%

$1,181	$1,015	$3
$1,105	$293	$2

1.35%	1.33%	1.34	%(g)
.85%	.83%	.84	%(g)
1.76%	1.94%	1.48	%(g)

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	91

Financial Highlights

continued

	Class X
	Year Ended September 30, 2008(b)		March 26, 2007(a) through September 30, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$14.57		$14.12

Income (loss) from investment operations
Net investment income	.18		.08
Net realized and unrealized gain (loss) on investment transactions	(2.45)		.37

Total from investment operations	(2.27)		.45

Less Distributions
Dividends from net investment income	(.20)		—
Distributions from net realized gains	(1.06)		—

Total distributions	(1.26)		—

Net asset value, end of period	$11.04		$14.57

Total Return(c):	(16.86)%		3.19%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,192		$7,157
Average net assets (000)	$5,838		$7,694
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.88	%(e)	1.85	%(f)
Expenses, excluding distribution and service (12b-1) fees	.88	%(e)	.85	%(f)
Net investment income	1.43	%(e)	1.09	%(f)

(a)	Commencement of operations.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.
(e)	As of March 23, 2007, the Manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 0.86% of the average daily net assets of Class X. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment income ratios would be 1.90%, 0.90% and 1.41%, respectively, for the year ended September 30, 2008.
(f)	Annualized.

See Notes to Financial Statements.

92	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

Financial Highlights

continued

	Class Z
	Year Ended September 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.71

Income (loss) from investment operations
Net investment income	.31
Net realized and unrealized gain (loss) on investment transactions	(2.47)

Total from investment operations	(2.16)

Less Distributions
Dividends from net investment income	(.34)
Distributions from net realized gains	(1.06)

Total distributions	(1.40)

Net asset value, end of year	$11.15

Total Return(b):	(16.03)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$117,549
Average net assets (000)	$140,799
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.88	%(d)
Expenses, excluding distribution and service (12b-1) fees	.88	%(d)
Net investment income	2.44	%(d)

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	As of March 23, 2007, the Manager of the Series has agreed to reimburse up to .02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) to 0.86% of the average daily net assets of Class Z. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment income ratios would be 0.90%, 0.90% and 2.42%, respectively, for the year ended September 30, 2008.

See Notes to Financial Statements.

94	Visit our website at www.jennisondryden.com

Class Z
Year Ended September 30,
2007(a)	2006(a)	2005(a)	2004(a)

$14.25	$14.08	$12.90	$11.53

.32	.32	.24	.17
1.27	.78	1.13	1.32

1.59	1.10	1.37	1.49

(.34)	(.25)	(.19)	(.12)
(.79)	(.68)	—	—

(1.13)	(.93)	(.19)	(.12)

$14.71	$14.25	$14.08	$12.90

11.64%	8.29%	10.63%	12.96%

$156,599	$164,649	$173,188	$169,725
$163,110	$168,165	$176,256	$171,470

.85%	.83%	.84%	.82%
.85%	.83%	.84%	.82%
2.25%	2.30%	1.76%	1.38%

See Notes to Financial Statements.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	95

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden Active Allocation Fund (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 24, 2008

96	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end September 30, 2008, as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. We are advising you that during its fiscal year ended September 30, 2008, the Series paid ordinary dividends for Class A shares of $0.300 per share, for Class B, C, M and X shares of $0.197 per share, for Class L and Class R shares of $0.259 per share, and for Class Z $0.337 per share, respectively, which are taxable as ordinary income. Additionally, the Series paid short-term and long-term capital gain distributions for Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of $0.407 and $0.654 per share, respectively. Short-term capital gain distributions are taxable as ordinary income and long-term capital gain distributions are taxable as such.

As required by the Internal Revenue Code, the following percentages of ordinary income dividends paid for the year ended September 30, 2008 have been designated as 1) Qualified for the reduced tax rate (QDI) under The Job and Growth Tax Relief Reconciliation Act of 2003 2) dividends received deduction (DRD) eligible for corporate shareholders 3) interest related (QII) dividends under The American Job Creation Act of 2004 and 4) short-term gain (QSTG) dividends under The American Job Creation Act of 2004:

QDI (1)	DRD (2)	QII (3)	QSTG (4)
39.47%	30.25%	46.80%	39.28%

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 20.47% of the dividends paid from ordinary income in the fiscal year ended September 30, 2008 qualify for each of these states’ tax exclusion.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2008.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund	97

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008)
Linda W. Bynoe (56) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co (broker- dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 63	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People's Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 63	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Visit our website at www.jennisondryden.com

Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 63	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 63

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund

Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 147

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]	The year in which each individual joined the Fund's Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

Visit our website at www.jennisondryden.com

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).
Andrew R. French (45) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

The Prudential Investment Portfolios, Inc./Dryden Active Allocation Fund

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.jennisondryden.com

Approval of Advisory Agreements

The Board of Directors (the “Board”) of The Prudential Investment Portfolios, Inc. oversees the management of the Dryden Active Allocation Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”) and Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of QMA and PIM, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI, QMA and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA and PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA and PIM, and also reviewed the qualifications, backgrounds and responsibilities of the QMA and PIM portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, QMA’s and PIM’s organizational structures, senior management, investment operations, and other relevant information pertaining to PI, QMA and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI, QMA and PIM. The Board noted that both QMA and PIM are affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each of QMA and PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, QMA and PIM under the management and subadvisory agreements.

Performance of Dryden Active Allocation Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to

Visit our website at www.jennisondryden.com

its Peer Universe (the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe) was in the second quartile for the five- and 10-year periods, though it was in the third quartile over the one- and three-year periods. The Board also noted that the Fund outperformed its benchmark index for the three-, five- and 10-year periods, though it underperformed the index for the one-year period. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s third quartile and that the Fund’s total expenses ranked in the Expense Group’s first quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadvisers, affiliates of PI, as their profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI, QMA and PIM

The Board considered potential ancillary benefits that might be received by PI, QMA and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA and PIM included their ability to use soft dollar credits, brokerage commissions received by affiliates of QMA and PIM, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI, QMA and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–20.83%	3.44%	3.58%	—
Class B	–20.65	3.67	3.40	—
Class C	–17.62	3.83	3.40	—
Class L	–21.21	N/A	N/A	–12.58% (3/26/07)
Class M	–21.41	N/A	N/A	–12.33 (3/26/07)
Class R	–16.41	N/A	N/A	0.90 (12/17/04)
Class X	–21.41	N/A	N/A	–12.33 (3/26/07)
Class Z	–16.03	4.87	4.45	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–16.22%	4.61%	4.16%	—
Class B	–16.86	3.83	3.40	—
Class C	–16.86	3.83	3.40	—
Class L	–16.41	N/A	N/A	–9.11% (3/26/07)
Class M	–16.86	N/A	N/A	–9.60 (3/26/07)
Class R	–16.41	N/A	N/A	0.90 (12/17/04)
Class X	–16.86	N/A	N/A	–9.60 (3/26/07)
Class Z	–16.03	4.87	4.45	—

Visit our website at www.jennisondryden.com

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.18%; Class B, 1.88%; Class C, 1.88%; Class L, 1.38%; Class M, 1.88%; Class R, 1.63%; Class X, 1.88%; Class Z, 0.88%. Net operating expenses apply to: Class A, 1.16%; Class B, 1.88%; Class C, 1.88%; Class L, 1.38%; Class M, 1.88%; Class R, 1.38%; Class X, 1.88%; Class Z, 0.88%, after contractual reduction through 1/31/2008 for Class A shares and 1/31/2009 for Class R shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Active Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the Barclays Capital U.S. Aggregate Bond Index, and the Customized Blend Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 1998) and the account values at the end of the current fiscal year (September 30, 2008) as measured on a quarterly basis. The S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index, and the Customized Blend Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. The Customized Blend Index is made up of the S&P 500 Index (57.5%), the Barclays Capital U.S. Aggregate Bond Index (40.0%), and the T-Bill 3-Month Blend (2.5%). The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and an annual 12b-1 fee of up to 0.30% and 0.50%, respectively. Investors who purchase Class A and Class L

The Prudential Investment Portfolios, lnc./Dryden Active Allocation Fund

Growth of a $10,000 Investment (continued)

shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% from the date of purchase and an annual 12b-1 fee of up to 1%. Class L shares are generally closed to most new purchases (with the exception of reinvested dividends). Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year, a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class X shares are generally closed to new purchases. Class X shares automatically convert to Class A shares on a quarterly basis approximately 10 years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Prudential Investment Management, Inc. Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102 Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Active Allocation Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under The Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Active Allocation Fund
Share Class	A	B	C	L	M	R	X	Z
NASDAQ	PIBAX	PBFBX	PABCX	DAACL	DAACM	PALRX	DAACX	PABFX
CUSIP	74437E883	74437E875	74437E867	74437E586	74437E578	74437E636	74437E560	74437E859

MF185E     IFS-A158555    Ed. 11/2008

SEPTEMBER 30, 2008	ANNUAL REPORT

Jennison Growth Fund

FUND TYPE

Medium- to large- capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

November 14, 2008

Dear Shareholder:

We hope you find the annual report for the Jennison Growth Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Growth Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.10%; Class B, 1.80%; Class C, 1.80%; Class R, 1.55%; Class Z, 0.80%. Net operating expenses apply to: Class A, 1.08%; Class B, 1.80%; Class C, 1.80%; Class R, 1.30%; Class Z, 0.80%, after contractual reduction through 1/31/2008 for Class A shares and 1/31/2010 for Class R shares.

Cumulative Total Returns as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–20.78%	22.63%	21.46%	—
Class B	–21.36	18.18	12.81	—
Class C	–21.36	18.18	12.81	—
Class R	–20.89	N/A	N/A	2.47% (12/17/04)
Class Z	–20.51	24.23	24.71	—
Russell 1000® Growth Index[2]	–20.88	20.14	6.07	**
S&P 500 Index[3]	–21.96	28.65	35.18	***
Lipper Large-Cap Growth Funds Avg.[4]	–22.95	17.74	20.90	****

Average Annual Total Returns[5] as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–25.14%	2.99%	1.39%	—
Class B	–25.29	3.22	1.21	—
Class C	–22.14	3.40	1.21	—
Class R	–20.89	N/A	N/A	0.65% (12/17/04)
Class Z	–20.51	4.43	2.23	—
Russell 1000® Growth Index[2]	–20.88	3.74	0.59	**
S&P 500 Index[3]	–21.96	5.17	3.06	***
Lipper Large-Cap Growth Funds Avg.[4]	–22.95	3.25	1.72	****

2	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit relatively high price-to-book ratios, price-to-earnings ratios, forecasted growth rates, and relatively low dividend yields.

3The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

4The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Russell 1000 Growth Index Closest Month-End to Inception cumulative total return is 2.36% for Class R. Russell 1000 Growth Index Closest Month-End to Inception average annual total return is 0.62% for Class R.

***S&P 500 Index Closest Month-End to Inception cumulative total return is 3.44% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 0.91% for Class R.

****Lipper Average Closest Month-End to Inception cumulative total return is -0.68% for Class R. Lipper Average Closest Month-End to Inception average annual total return is -0.25% for Class R.

Investors cannot invest directly in an index. The returns for the Russell 1000 Growth Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 9/30/08 (excluding short-term investments)
Gilead Sciences, Inc., Biotechnology	4.7%
Google, Inc. (Class A Stock), Internet Software & Services	4.0
Cisco Systems, Inc., Communications Equipment	3.4
Schlumberger Ltd., Energy Equipment & Services	3.4
Monsanto Co., Chemicals	3.4

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/08 (excluding short-term investments)
Biotechnology	9.7%
Pharmaceuticals	8.4
Communications Equipment	7.9
Food & Staples Retailing	7.3
Healthcare Equipment & Supplies	6.0

Industry weightings are subject to change.

4	Visit our website at www.jennisondryden.com

Strategy and Performance Overview

How did the Fund perform?

Jennison Growth Fund’s Class A shares declined 20.78% in the 12 months ended September 30, 2008, which was less than the 20.88% drop in the benchmark Russell 1000® Growth Index (the Growth Index), the 21.96% decline of the style neutral S&P 500 Index, and the 22.95% loss of the Lipper Large-Cap Growth Funds Average.

With the exception of consumer staples, which advanced nominally, every sector in the Growth Index posted double-digit declines, with losses greatest in telecommunication services, utilities, and financials. The Fund’s materials positions managed a double-digit gain, but all other Fund sectors lost ground, especially industrials and information technology. The Fund’s positive relative performance largely reflected strong stock selection in healthcare, materials, financials, energy, and consumer discretionary. Security selection in industrials, information technology, and consumer staples hurt relative performance.

How is the Fund managed?

In pursuing the Fund’s objective, Jennison Associates normally invests at least 65% of the Fund’s total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that the manager believes have above-average growth prospects. These companies are generally medium-to large-capitalization companies. Jennison Associates follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Fund invests have historically been more volatile than the S&P 500 Index.

What were conditions like in the market for growth stocks?

The year ended September 30, 2008, was a difficult time for virtually all equity categories. Problems in the subprime mortgage market spread throughout the financial system, creating a full-blown liquidity/credit crisis that roiled global markets. At the end of the 12 months, the turmoil resulted in an extraordinary and alarming series of events: the U.S. government’s takeover of Fannie Mae, Freddie Mac, and AIG; the failure of Lehman Brothers; the distressed sales of the commercial banking franchises of Washington Mutual and Wachovia; Bank of America’s agreement to acquire Merrill Lynch; and the conversion of investment banks Goldman Sachs and Morgan Stanley to commercial banks.

The ongoing tumult prompted an unprecedented level of coordination and cooperation between the U.S. Treasury Department and the Federal Reserve in their

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	5

Strategy and Performance Overview (continued)

efforts to resuscitate credit markets and stabilize the financial system, as evidenced by the $700 billion Troubled Asset Relief Program (TARP). But long-term credit market recovery hinged on the provision of permanent new capital to lenders’ balance sheets.

Concerns about inflation, persistent through much of the year, largely abated as the 12-month period came to a close, as lower U.S. demand and the weakening global economy hit oil and other commodities prices. The ongoing correction in the housing market, debt deflation, rising unemployment, and sluggish production and consumption patterns increasingly pointed to recession, as the effects of the credit crisis worked through the economy. Liquidity-constrained and risk-averse corporations proceeded cautiously.

Which holdings made the largest positive contributions to the Fund’s return?

The Fund’s healthcare holdings performed well, led by significant gains in Baxter International, Alcon, and Genentech. Baxter’s core medical products and services business benefited from sharper execution, better returns, and favorable competitive dynamics. Alcon climbed after Swiss pharmaceutical company Novartis announced plans to buy a stake in the optical care company in a first step toward majority ownership. Genentech’s best-selling drug Avastin was approved by the Food and Drug Administration to treat breast cancer. Shares of the biotechnology leader got an additional boost when its majority shareholder, Roche Holding, offered to acquire the remaining portion of the company it doesn’t already own at a premium to the prevailing market price.

In the materials sector, Monsanto advanced. The agricultural-seed and biotechnology company’s leading market share position, brand strength, operational performance, and technological innovation helped Monsanto benefit from a bullish agriculture cycle.

Charles Schwab and Lazard were notable performers in the financials sector. Investors viewed Schwab as a safe haven in the midst of the financial turmoil. Its business model proved its resilience, with monthly flows remaining positive despite the market’s weakness. Merger and acquisition activity and greater flows into its asset management business fueled Lazard’s strong results.

Nike was a key contributor to return in the consumer discretionary sector. One of the world’s leading shoemakers, Nike gained market share and executed well, as product and geographic diversification, a strong balance sheet, and healthy cash flow drove earnings growth.

6	Visit our website at www.jennisondryden.com

Which holdings detracted most from the Fund’s return?

Industrials holdings, including McDermott International and General Electric detracted from performance. Global engineering and construction company, McDermott, fell on weak oil and gas drilling results. General Electric declined after missing earnings expectations and lowering earnings guidance, partly due to disruptions in its financial business. The Fund exited General Electric in June.

In information technology, Google fell as investors worried that a slowing economy could curtail spending on online advertising. While the company’s domestic growth has held up relatively well, there are signs that growth outside the U.S., particularly in the UK and Europe, has decelerated. Apple came under pressure on signs that personal computer sales are slowing and on concerns that the market’s upper-end, which Apple’s Mac computers dominates, is not immune from the slowdown.

In consumer staples, organic foods retailer Whole Foods Market fell on weaker-than-expected earnings and slower growth in new stores, as the economic downturn eroded the retail backdrop, and affected even Whole Foods’ more resilient upper-middle-class customers. The Fund exited Whole Foods in May.

Were there significant changes to the Fund?

Jennison builds the portfolio from the bottom up, selecting stocks one at a time, based on the fundamentals of individual companies. In the 12 months ended September 30, 2008, Jennison increased the portfolio’s weight in consumer staples and decreased its weights in consumer discretionary and information technology. New positions were established in Wal-Mart, Amazon.com, Visa, CVS Caremark, and Celgene. Positions in other securities, such as General Electric, Roche Holding, and Boeing, were eliminated.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	7

Comments on Largest Holdings

4.7%	Gilead Sciences, Inc., Biotechnology

Biopharmaceutical company Gilead’s products include antiviral treatments Atripla, Emtriva, Truvada, Viread, Vistide, and Hepsera; cardiovascular drugs Flolan and Letairis; and antifungal agent AmBisome. The company also receives royalties from other products, including flu treatment Tamiflu and macular degeneration drug Macugen. Gilead’s strong franchise in AIDS therapeutics and its Tamiflu royalty stream are funding the development of promising new products.

4.0%	Google, Inc., Internet Software & Services

Google operates the world’s leading Internet search engine. The site, which ranks results based on a proprietary algorithm, offers search results in more than 35 languages and attracts an audience of hundreds of millions of people worldwide. The company generates revenue through ads that are targeted by keywords. Jennison believes Google will remain in an exceptional, if slower, phase of revenue and earnings growth and that its long-term valuation will be driven by significant growth in revenues, earnings, and cash flows. Its continued investment in facilities and research and development should, the manager believes, lead to new streams of revenue through product innovation, new formats, and new technologies.

3.4%	Cisco Systems, Inc., Communications Equipment

Dominating the market for Internet protocol-based networking equipment, Cisco Systems provides routers and switches used to direct data, voice, and video traffic, among a wide range of other products. Jennison believes Cisco has demonstrated its ability to deliver solid results in difficult environments, and the manager expects the company to continue to benefit as telecommunications companies upgrade their networks to handle next-generation services.

3.4%	Schlumberger Ltd., Energy Equipment & Services

Jennison believes the significant number of exploration licenses awarded in the past three years, an expanding rig fleet, and increased spending budgets supports Schlumberger’s future growth prospects. The manager considers Schlumberger best in class and believes its long-term fundamentals remain strong.

3.4%	Monsanto Co., Chemicals

Genetically modified seed company Monsanto is benefiting from higher corn prices, market share gains, and higher profit margins. The manager believes the company is well positioned to benefit from a bullish agriculture cycle based on its leading market share position, brand strength, operational performance, and technological innovation.

8	Visit our website at www.jennisondryden.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2008, at the beginning of the period, and held through the six-month period ended September 30, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Growth Fund		Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$887.60	1.10%	$5.19
	Hypothetical	$1,000.00	$1,019.50	1.10%	$5.55

Class B	Actual	$1,000.00	$885.00	1.80%	$8.48
	Hypothetical	$1,000.00	$1,016.00	1.80%	$9.07

Class C	Actual	$1,000.00	$885.00	1.80%	$8.48
	Hypothetical	$1,000.00	$1,016.00	1.80%	$9.07

Class R	Actual	$1,000.00	$887.20	1.30%	$6.13
	Hypothetical	$1,000.00	$1,018.50	1.30%	$6.56

Class Z	Actual	$1,000.00	$889.30	0.80%	$3.78
	Hypothetical	$1,000.00	$1,021.00	0.80%	$4.04

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2008, and divided by the 366 days in the Fund’s fiscal year ended September 30, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

10	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of September 30, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 100.0%
COMMON STOCKS

Aerospace & Defense 5.0%
249,700	Lockheed Martin Corp.(b)	$27,384,599
626,700	Raytheon Co.	33,534,717
714,000	United Technologies Corp.	42,882,840

		103,802,156

Beverages 4.2%
422,100	Coca-Cola Co. (The)	22,320,648
920,800	PepsiCo, Inc.	65,625,416

		87,946,064

Biotechnology 9.7%
685,900	Celgene Corp.(a)	43,403,752
695,300	Genentech, Inc.(a)	61,659,204
2,145,200	Gilead Sciences, Inc.(a)	97,778,216

		202,841,172

Capital Markets 5.0%
2,334,800	Charles Schwab Corp. (The)(b)	60,704,800
252,700	Goldman Sachs Group, Inc. (The)(b)	32,345,600
288,100	Lazard Ltd. (Class A Stock)	12,319,156

		105,369,556

Chemicals 3.4%
717,400	Monsanto Co.	71,008,252

Communications Equipment 7.9%
3,199,700	Cisco Systems, Inc.(a)	72,185,232
319,800	Nokia Oyj, ADR (Finland)(b)	5,964,270
1,435,100	QUALCOMM, Inc.(b)	61,666,247
374,300	Research In Motion Ltd.(a)	25,564,690

		165,380,439

Computers & Peripherals 5.2%
337,100	Apple, Inc.(a)	38,314,786
1,534,300	Hewlett-Packard Co.(b)	70,946,032

		109,260,818

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	11

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Financial Services 0.8%
364,300	JPMorgan Chase & Co.	$17,012,810

Electrical Equipment 1.3%
1,369,300	ABB Ltd., ADR (Switzerland)	26,564,420

Energy Equipment & Services 5.9%
118,100	First Solar, Inc.(a)	22,310,271
943,000	Halliburton Co.	30,543,770
913,100	Schlumberger Ltd.	71,303,979

		124,158,020

Food & Staples Retailing 7.3%
661,200	Costco Wholesale Corp.	42,931,716
1,316,700	CVS/Caremark Corp.	44,320,122
1,109,000	Wal-Mart Stores, Inc.	66,418,010

		153,669,848

Healthcare Equipment & Supplies 6.0%
380,700	Alcon, Inc.	61,486,857
992,300	Baxter International, Inc.	65,124,649

		126,611,506

Healthcare Providers & Services 1.7%
771,600	Medco Health Solutions, Inc.(a)	34,722,000

Hotels, Restaurants & Leisure 0.5%
422,700	Marriott International, Inc. (Class A Stock)(b)	11,028,243

Household Products 2.6%
729,700	Colgate-Palmolive Co.	54,982,895

Industrial Conglomerates 0.8%
626,000	McDermott International, Inc.(a)	15,994,300

Internet & Catalog Retail 2.9%
841,200	Amazon.com, Inc.(a)(b)	61,205,712

Internet Software & Services 4.0%
210,900	Google, Inc. (Class A Stock)(a)	84,469,668

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

IT Services 4.2%
1,100,100	Infosys Technologies Ltd., ADR (India)(b)	$36,644,331
840,500	Visa, Inc. (Class A Stock)(b)	51,598,295

		88,242,626

Life Sciences, Tools & Services 2.2%
837,300	Thermo Fisher Scientific, Inc.(a)	46,051,500

Media 1.7%
1,170,100	Walt Disney Co. (The)(b)	35,910,369

Oil, Gas & Consumable Fuels 2.7%
359,800	Occidental Petroleum Corp.(b)	25,347,910
1,000,900	Southwestern Energy Co.(a)	30,567,486

		55,915,396

Pharmaceuticals 8.4%
1,106,900	Abbott Laboratories	63,735,302
1,181,500	Mylan, Inc.(a)(b)	13,492,730
257,900	Shire Pharmaceuticals PLC, ADR (United Kingdom)	12,314,725
1,148,100	Teva Pharmaceutical Industries Ltd., ADR (Israel)(b)	52,571,499
889,100	Wyeth	32,843,354

		174,957,610

Semiconductors & Semiconductor Equipment 0.7%
1,451,200	NVIDIA Corp.(a)	15,542,352

Software 4.2%
1,274,400	Adobe Systems, Inc.(a)	50,300,568
1,394,100	Microsoft Corp.	37,208,529

		87,509,097

Textiles, Apparel & Luxury Goods 1.7%
523,500	Nike, Inc. (Class B Stock)(b)	35,022,150

	TOTAL LONG-TERM INVESTMENTS (cost $1,755,309,953)	2,095,178,979

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	13

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENT 14.2%

AFFILIATED MONEY MARKET MUTUAL FUND
298,508,585	Dryden Core Investment Fund - Taxable Money Market Series (cost $298,508,585; includes $295,359,742 of cash collateral received from securities on loan) (Note 3)(c)(d)	$298,508,585

	TOTAL INVESTMENTS 114.2% (cost $2,053,818,538; Note 5)	2,393,687,564
	Liabilities in excess of other assets (14.2%)	(298,436,524)

	NET ASSETS 100.0%	$2,095,251,040

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $304,702,097; cash collateral of $295,359,742 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on September 30, 2008. Collateral was subsequently received on October 1, 2008 and the Fund remained in compliance.
(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

The Industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2008 were as follows:

Affiliated Money Market Mutual Fund (including 14.1% of collateral received for securities on loan)	14.2%
Biotechnology	9.7
Pharmaceuticals	8.4
Communications Equipment	7.9
Food & Staples Retailing	7.3
Healthcare Equipment & Supplies	6.0
Energy Equipment & Services	5.9
Computers & Peripherals	5.2
Capital Markets	5.0
Aerospace & Defense	5.0
IT Services	4.2
Beverages	4.2
Software	4.2
Internet Software & Services	4.0
Chemicals	3.4
Internet & Catalog Retail	2.9
Oil, Gas & Consumable Fuels	2.7
Household Products	2.6
Life Sciences, Tools & Services	2.2

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Industry (continued)
Media	1.7%
Textiles, Apparel & Luxury Goods	1.7
Healthcare Providers & Services	1.7
Electrical Equipment	1.3
Diversified Financial Services	0.8
Industrial Conglomerates	0.8
Semiconductors & Semiconductor Equipment	0.7
Hotels, Restaurants & Leisure	0.5

114.2
Liabilities in excess of other assets	(14.2)

100.0%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	15

Statement of Assets and Liabilities

as of September 30, 2008

Assets
Investments at value, including securities on loan of $304,702,097:
Unaffiliated investments (cost $1,755,309,953)	$2,095,178,979
Affiliated investments (cost $298,508,585)	298,508,585
Receivable for investments sold	7,726,361
Receivable for Series shares sold	1,486,821
Dividends receivable	1,109,834
Foreign tax reclaim receivable	536,967
Prepaid expenses	40,858

Total assets	2,404,588,405

Liabilities
Payable to broker for collateral for securities on loan	295,359,742
Payable for Series shares reacquired	6,015,550
Payable for investments purchased	4,915,614
Management fee payable	1,059,952
Accrued expenses	681,738
Transfer agent fee payable	483,572
Distribution fee payable	412,126
Payable to Broker	389,157
Payable to custodian	11,391
Deferred directors’ fees	8,523

Total liabilities	309,337,365

Net Assets	$2,095,251,040

Net assets were comprised of:
Common stock, at par	$144,343
Paid-in capital in excess of par	3,168,618,022

3,168,762,365
Undistributed net investment income	197,369
Accumulated net realized loss on investments and foreign currency transactions	(1,413,577,720)
Net unrealized appreciation on investments and foreign currencies	339,869,026

Net assets, September 30, 2008	$2,095,251,040

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($1,081,147,721 ÷ 74,901,588 shares of common stock issued and outstanding)	$14.43
Maximum sales charge (5.50% of offering price)	.84

Maximum offering price to public	$15.27

Class B
Net asset value, offering price and redemption price per share ($85,640,613 ÷ 6,587,165 shares of common stock issued and outstanding)	$13.00

Class C
Net asset value, offering price and redemption price per share ($56,527,248 ÷ 4,347,639 shares of common stock issued and outstanding)	$13.00

Class R
Net asset value, offering price and redemption price per share ($3,066,552 ÷ 230,751 shares of common stock issued and outstanding)	$13.29

Class Z
Net asset value, offering price and redemption price per share ($868,868,906 ÷ 58,275,737 shares of common stock issued and outstanding)	$14.91

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	17

Statement of Operations

Year Ended September 30, 2008

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $697,413)	$23,475,485
Affiliated dividend income	1,271,603
Affiliated income from securities loaned, net	2,286,160

Total income	27,033,248

Expenses
Management fee	15,043,317
Distribution fee—Class A	3,865,305
Distribution fee—Class B	1,279,767
Distribution fee—Class C	709,891
Distribution fee—Class R	15,827
Transfer agent’s fee and expenses (including affiliated expense of $2,687,000)	4,909,000
Custodian’s fees and expenses	275,000
Reports to shareholders	248,000
Registration fees	78,000
Directors’ fees	76,000
Insurance	51,000
Legal fees and expenses	34,000
Audit fee	21,000
Interest Expense (Note 7)	14,245
Loan interest expense (Note 7)	9,164
Commitment fees	6,000
Miscellaneous	17,361

Total expenses	26,652,877

Net investment income	380,371

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	(29,263,281)
Foreign currency transactions	(105,867)

(29,369,148)

Net change in unrealized appreciation (depreciation) on:
Investments	(541,488,647)
Foreign currencies	(685)

(541,489,332)

Net loss on investments and foreign currencies	(570,858,480)

Net Decrease In Net Assets Resulting From Operations	$(570,478,109)

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$380,371	$598,765
Net realized gain (loss) on investments and foreign currency transactions	(29,369,148)	246,503,341
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(541,489,332)	176,660,577

Net increase (decrease) in net assets resulting from operations	(570,478,109)	423,762,683

Dividends (Note 1)
Dividends from net investment income:
Class A	(272,891)	—
Class Z	(2,532,568)	—

	(2,805,459)

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	436,822,323	446,836,180
Net asset value of shares issued in reinvestment of dividends	2,759,956	—
Cost of shares reacquired	(683,310,192)	(949,542,407)

Net decrease in net assets from Series share transactions	(243,727,913)	(502,706,227)

Total decrease	(817,011,481)	(78,943,544)

Net Assets
Beginning of year	2,912,262,521	2,991,206,065

End of year(a)	$2,095,251,040	$2,912,262,521

(a) Includes undistributed net investment income of:	$197,369	$508,794

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	19

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Jennison Growth Fund (the “Series”), Jennison Equity Opportunity Fund and Dryden Active Allocation Fund which are diversified funds and JennisonDryden Growth Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Conservative Allocation Fund which are non-diversified funds. These financial statements relate to the Jennison Growth Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 2, 1995.

The Series’ investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the

20	Visit our website at www.jennisondryden.com

securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of September 30, 2008, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Directors.

Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotations.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	21

Notes to Financial Statements

continued

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class), realized and unrealized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. The Company’s expenses are allocated to the respective Series on the basis of relative net assets except for expenses that are charged directly to the Series level.

22	Visit our website at www.jennisondryden.com

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually. Distributions of net realized capital and currency gains, if any, annually. Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Company is treated as a separate tax-paying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .600 of 1% of the Series’ average daily net assets up to $300 million, .575 of 1% of the next $2.7 billion and .550 of 1% of the Series’ average daily net assets in excess of $3 billion. The effective management fee rate was .58 of 1% of the Series’ average daily net assets for the year ended September 30, 2008.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	23

Notes to Financial Statements

continued

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares through January 31, 2008 and .50 of 1% of the average daily net assets of the Class R shares.

PIMS has advised the Series that it received approximately $336,800 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2008. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2008, it received approximately $2,800, $176,300 and $4,400 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing, LLC (“First Clearing”) and Wachovia

24	Visit our website at www.jennisondryden.com

Securities, LLC (“Wachovia”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2008, the Series incurred approximately $1,261,400 in total networking fees, of which $345,000 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2008, PIM has been compensated approximately $979,800 for these services.

As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Series’ Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Series’ Securities Lending Agent utilized collateral held on behalf of the Series for securities out on loan to compensate the Series for the failure of Lehman to return the securities.

The Series invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2008 were $2,129,313,824 and $2,351,145,672, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the fiscal year ended

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	25

Notes to Financial Statements

continued

September 30, 2008, the adjustments were to decrease overdistribution of net investment income by $2,113,663, decrease accumulated net realized loss on investment and foreign currency transactions by $105,867 and to decrease paid-in capital in excess of par by $2,219,530 due to reclassification of foreign currencies and overdistribution of net investment income. Net investment income, net realized loss and net assets were not affected by this change.

For the fiscal year ended September 30, 2008, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets were $2,805,459 from ordinary income. There were no distributions paid during the fiscal year ended September 30, 2007.

As of September 30, 2008, the Series did not have any distributable earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and net unrealized appreciation as of September 30, 2008 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$2,079,685,157	$447,893,120	$(133,890,713)	$314,002,407

The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Series had a capital loss carryforward as of September 30, 2008 of approximately $1,338,406,000 of which $442,788,000 expires in 2010, $827,428,000 expires in 2011 and $68,190,000 expires in 2012. In addition, the Series utilized approximately $24,860,000 of its prior year capital loss carryforward to offset net taxable gains realized in the fiscal year ended September 30, 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. It is uncertain whether, the Series will be able to realize the full benefit prior to the expiration date. The Series has elected to treat post-October capital losses of approximately $49,305,000 and post-October currency losses of approximately $107,000 incurred in the eleven months ended September 30, 2008 as having been incurred in the next fiscal year.

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Series’ financial statements. The Series’ federal and state income and federal excise tax returns for tax years for which

26	Visit our website at www.jennisondryden.com

the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 6.25 billion shares of $.001 par value common stock of the Company authorized which are divided into six series. There are 1.25 billion shares authorized for the Series divided into five classes, designated Class A, Class B, Class C, Class R and Class Z shares, each of which consists of 208,333,333 million authorized shares. The Series also may offer Class I shares, of which 208,333,333 million shares are authorized, but none are currently issued and outstanding. As of September 30, 2008, Prudential Investments Fund Management LLC owned 193 shares of Class R shares of the Series.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2008:
Shares sold	7,794,941	$132,707,658
Shares issued in reinvestment of dividends	13,739	233,282
Shares reacquired	(21,034,665)	(356,009,017)

Net increase (decrease) in shares outstanding before conversion	(13,225,985)	(223,068,077)
Shares issued upon conversion from Class B	2,142,084	36,115,281

Net increase (decrease) in shares outstanding	(11,083,901)	$(186,952,796)

Year ended September 30, 2007:
Shares sold	13,061,643	$218,632,010
Shares reacquired	(25,026,922)	(421,829,141)

Net increase (decrease) in shares outstanding before conversion	(11,965,279)	(203,197,131)
Shares issued upon conversion from Class B	4,065,889	68,561,673

Net increase (decrease) in shares outstanding	(7,899,390)	$(134,635,458)

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	27

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended September 30, 2008:
Shares sold	464,323	$7,169,187
Shares reacquired	(1,383,550)	(21,314,763)

Net increase (decrease) in shares outstanding before conversion	(919,227)	(14,145,576)
Shares reacquired upon conversion into Class A	(2,370,706)	(36,115,281)

Net increase (decrease) in shares outstanding	(3,289,933)	$(50,260,857)

Year ended September 30, 2007:
Shares sold	662,314	$10,108,923
Shares reacquired	(3,230,934)	(49,345,343)

Net increase (decrease) in shares outstanding before conversion	(2,568,620)	(39,236,420)
Shares reacquired upon conversion into Class A	(4,468,126)	(68,561,673)

Net increase (decrease) in shares outstanding	(7,036,746)	$(107,798,093)

Class C
Year ended September 30, 2008:
Shares sold	604,880	$9,476,871
Shares reacquired	(993,725)	(15,149,087)

Net increase (decrease) in shares outstanding	(388,845)	$(5,672,216)

Year ended September 30, 2007:
Shares sold	626,438	$9,575,189
Shares reacquired	(1,652,887)	(25,246,555)

Net increase (decrease) in shares outstanding	(1,026,449)	$(15,671,366)

Class R
Year ended September 30, 2008:
Shares sold	95,535	$1,485,560
Shares reacquired	(41,965)	(642,107)

Net increase (decrease) in shares outstanding	53,570	$843,453

Year ended September 30, 2007:
Shares sold	185,676	$2,859,896
Shares reacquired	(20,780)	(322,654)

Net increase (decrease) in shares outstanding	164,896	$2,537,242

Class Z
Year ended September 30, 2008:
Shares sold	16,164,071	$285,983,047
Shares issued in reinvestment of dividends	139,892	2,526,674
Shares reacquired	(16,577,720)	(290,195,218)

Net increase (decrease) in shares outstanding	(273,757)	$(1,685,497)

Year ended September 30, 2007:
Shares sold	11,845,817	$205,660,162
Shares reacquired	(26,032,192)	(452,798,714)

Net increase (decrease) in shares outstanding	(14,186,375)	$(247,138,552)

28	Visit our website at www.jennisondryden.com

Note 7. Borrowing

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Series utilized the SCA during the year ended September 30, 2008. The average daily balance for the 12 days the Series had an outstanding balance was $5,691,667 at a weighted average interest rate of approximately 4.83%.

During the year ended September 30, 2008, the Series paid interest to the custodian for temporary overdrawn balances. The average outstanding balance was $961,534 at a weighted average interest rate of 5.09%.

Note 8. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, on the financial statements has not yet been determined.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	29

Financial Highlights

Class A
Year Ended September 30, 2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$18.22

Income (loss) from investment operations:
Net investment income (loss)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.78)

Total from investment operations	(3.79)

Less Dividends:
Dividends from net investment income	— (b)

Net asset value, end of year	$14.43

Total Return(c):	(20.78)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,081,148
Average net assets (000)	$1,374,025
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(d)	1.08%
Expenses, excluding distribution and service (12b-1) fees	.80%
Net investment income (loss)	(.04)%
Portfolio turnover rate	83%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The distributor of the Series has contractually agreed to limit its distribution and service 12b-1 fees to .25 of 1% of the average daily net assets of the Class A shares through January 31, 2008.
(e)	Does not include expenses of the underlying portfolios in which the Series invests.
(f)	Less than .005%.

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Class A
Year Ended September 30,
2007		2006	2005	2004

$15.78		$15.31	$12.84	$11.77

—	(b)	(.03)	.01	(.04)
2.44		.50	2.46	1.11

2.44		.47	2.47	1.07

—		—	—	—

$18.22		$15.78	$15.31	$12.84

15.46%		3.07%	19.24%	9.09%

$1,566,814		$1,481,913	$1,348,039	$1,200,078
$1,525,634		$1,393,481	$1,258,500	$1,237,249

1.02%		1.04%	1.06%	1.05%
.77%		.79%	.81%	.80%
—	%(f)	(.18)%	.04%	(.27)%
63%		72%	57%	68%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	31

Financial Highlights

continued

Class B
Year Ended September 30, 2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.53

Income (loss) from investment operations:
Net investment loss	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.41)

Total from investment operations	(3.53)

Net asset value, end of year	$13.00

Total Return(b):	(21.36)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$85,641
Average net assets (000)	$127,973
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.80%
Expenses, excluding distribution and service (12b-1) fees	.80%
Net investment loss	(.75)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class B
Year Ended September 30,
2007	2006	2005	2004

$14.42	$14.09	$11.90	$11.00

(.12)	(.13)	(.09)	(.12)

2.23	.46	2.28	1.02

2.11	.33	2.19	.90

$16.53	$14.42	$14.09	$11.90

14.63%	2.34%	18.40%	8.18%

$163,232	$243,951	$371,561	$481,876
$205,950	$322,042	$439,078	$560,217

1.77%	1.79%	1.81%	1.80%
.77%	.79%	.81%	.80%
(.75)%	(.91)%	(.66)%	(1.02)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	33

Financial Highlights

continued

Class C
Year Ended September 30, 2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.53

Income (loss) from investment operations:
Net investment loss	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.41)

Total from investment operations	(3.53)

Net asset value, end of year	$13.00

Total Return(b):	(21.36)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$56,527
Average net assets (000)	$70,987
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.80%
Expenses, excluding distribution and service (12b-1) fees	.80%
Net investment loss	(.76)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class C
Year Ended September 30,
2007	2006	2005	2004

$14.42	$14.09	$11.90	$11.00

(.12)	(.14)	(.08)	(.12)

2.23	.47	2.27	1.02

2.11	.33	2.19	.90

$16.53	$14.42	$14.09	$11.90

14.63%	2.34%	18.40%	8.18%

$78,280	$83,123	$86,198	$96,253
$79,797	$87,385	$91,313	$107,401

1.77%	1.79%	1.81%	1.80%
.77%	.79%	.81%	.80%
(.75)%	(.99)%	(.61)%	(1.02)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	35

Financial Highlights

continued

Class R

Year Ended September 30, 2008
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$16.80

Income (loss) from investment operations:
Net investment loss	(.04)
Net realized and unrealized gain on investment and foreign currency transactions	(3.47)

Total from investment operations	(3.51)

Net asset value, end of period	$13.29

Total Return(c):	(20.89)%
Ratios/Supplemental Data:
Net assets, end of period	$3,067
Average net assets	$3,165
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(f)	1.30%
Expenses, excluding distribution and service (12b-1) fees	.80%
Net investment loss	(.26)%

(a)	Inception date of Class R shares.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Amount is actual and not rounded.
(e)	Does not include expenses of the underlying portfolios in which the Series invests.
(f)	The distributor of the Series has contractually agreed to limit its distribution and service 12b-1 fees to .50 of 1% of the average daily net assets of the Class R shares.
(g)	Annualized.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class R
Year Ended September 30,		December 17, 2004(a) through September 30, 2005
2007	2006

$14.59	$14.15	$12.97

(.03)	(.06)	(.05)
2.24	.50	1.23

2.21	.44	1.18

$16.80	$14.59	$14.15

15.15%	3.11%	9.10%

$2,977	$179,270 (d)	$2,727	(d)
$1,849	$54,657 (d)	$2,528	(d)

1.27%	1.29%	1.31	%(g)
.77%	.79%	.81	%(g)
(.20)%	(.47)%	(.52	)%(g)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	37

Financial Highlights

continued

Class Z
Year Ended September 30, 2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$18.80

Income (loss) from investment operations:
Net investment income (loss)	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.89)

Total from investment operations	(3.85)

Less Dividends:
Dividends from net investment income	(.04)

Net asset value, end of year	$14.91

Total Return(c):	(20.51)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$868,869
Average net assets (000)	$1,026,959
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.80%
Expenses, excluding distribution and service (12b-1) fees	.80%
Net investment income (loss)	.24%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $.005 per share.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class Z
Year Ended September 30,
2007	2006	2005	2004

$16.25	$15.72	$13.15	$12.03

0.04	.01	.04	— (b)

2.51	.52	2.53	1.12

2.55	.53	2.57	1.12

—	—	—	—

$18.80	$16.25	$15.72	$13.15

15.69%	3.37%	19.54%	9.31%

$1,100,959	$1,182,040	$1,393,365	$1,274,544
$1,134,856	$1,305,889	$1,324,754	$1,441,730

.77%	.79%	.81%	.80%
.77%	.79%	.81%	.80%
.25%	.08%	.28%	(.02)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	39

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Jennison Growth Fund (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 24, 2008

40	Visit our website at www.jennisondryden.com

Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (September 30, 2008) as to the federal income tax status of dividends and distributions paid by the Fund during such period. We are advising you that during its fiscal year ended September 30, 2008, the Fund paid dividends for Class A and Class Z shares of $0.0035 per share and $0.0419 per share, respectively, from net investment income.

Further, we wish to advise you that corporate dividends received deduction for the Series is 100%. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

For the fiscal year ended September 30, 2008, the Series designated 100% as qualified dividend income for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2009, you will be advised on IRS 1099 DIV or substitute Form 1099, as to the Federal tax status of the distributions received by you in calendar year 2008.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	41

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008)
Linda W. Bynoe (56) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co (broker- dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 63	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 63	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Visit our website at www.jennisondryden.com

Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 63	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 63

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 147

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

Visit our website at www.jennisondryden.com

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).
Andrew R. French (45) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.jennisondryden.com

Approval of Advisory Agreements

The Board of Directors (the “Board”) of The Prudential Investment Portfolios, Inc. oversees the management of the Jennison Growth Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Growth Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to

Visit our website at www.jennisondryden.com

its Peer Universe (the Lipper Large-Cap Growth Funds Performance Universe) was in the second quartile over the five-year period, and that it was in the third quartile over the one-, three-, and 10-year periods. The Board noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance against its benchmark index, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

Approval of Advisory Agreements (continued)

concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–25.14%	2.99%	1.39%	—
Class B	–25.29	3.22	1.21	—
Class C	–22.14	3.40	1.21	—
Class R	–20.89	N/A	N/A	0.65% (12/17/04)
Class Z	–20.51	4.43	2.23	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–20.78%	4.16%	1.96%	—
Class B	–21.36	3.40	1.21	—
Class C	–21.36	3.40	1.21	—
Class R	–20.89	N/A	N/A	0.65% (12/17/04)
Class Z	–20.51	4.43	2.23	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 1.10%; Class B, 1.80%; Class C, 1.80%; Class R, 1.55%; Class Z, 0.80%. Net operating expenses apply to: Class A, 1.08%; Class B, 1.80%; Class C, 1.80%; Class R, 1.30%; Class Z, 0.80%, after contractual reduction through 1/31/2008 for Class A shares and 1/31/2010 for Class R shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Jennison Growth Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Growth Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 1998) and the account values at the end of the current fiscal year (September 30, 2008) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of medium- to large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Growth Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under The Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Growth Fund
Share Class	A	B	C	R	Z
NASDAQ	PJFAX	PJFBX	PJFCX	JGRCR	PJFZX
CUSIP	74437E107	74437E206	74437E305	74437E651	74437E404

MF168E    IFS-A158244    Ed. 11/2008

SEPTEMBER 30, 2008	ANNUAL REPORT

Jennison Equity Opportunity Fund

FUND TYPE

Small-, mid-, and large-capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

November 14, 2008

Dear Shareholder:

We hope you find the annual report for the Jennison Equity Opportunity Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Equity Opportunity Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.08%; Class B, 1.78%; Class C, 1.78%; Class R, 1.53%; Class Z, 0.78%. Net operating expenses apply to: Class A, 1.06%; Class B, 1.78%; Class C, 1.78%; Class R, 1.28%; Class Z, 0.78%, after contractual reduction through 1/31/2008 for Class A shares and 1/31/2009 for Class R shares.

Cumulative Total Returns as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–23.30%	32.22%	145.09%	—
Class B	–23.88	27.42	127.43	—
Class C	–23.88	27.42	127.43	—
Class R	–23.53	N/A	N/A	4.18% (12/17/04)
Class Z	–23.12	33.89	151.27	—
S&P 500 Index[2]	–21.96	28.65	35.18	**
Lipper Multi-Cap Core Funds Avg.[3]	–22.79	29.31	76.80	***

Average Annual Total Returns[4] as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–27.52%	4.56%	8.76%	—
Class B	–27.02	4.84	8.56	—
Class C	–24.51	4.97	8.56	—
Class R	–23.53	N/A	N/A	1.09% (12/17/04)
Class Z	–23.12	6.01	9.65	—
S&P 500 Index[2]	–21.96	5.17	3.06	**
Lipper Multi-Cap Core Funds Avg.[3]	–22.79	5.17	5.42	***

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds in the Lipper Average typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P 500 Index Closest Month-End to Inception cumulative total return is 3.44% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 0.91% for Class R.

***Lipper Average Closest Month-End to Inception cumulative total return is 3.09% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 0.74% for Class R.

Investors cannot invest directly in an index. The returns for the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/08
Charles Schwab Corp., (The), Capital Markets	2.3%
XL Capital Ltd., “Class A”, Insurance	2.0
ConAgra Foods, Inc., Food Products	2.0
Goldman Sachs Group, Inc. (The), Capital Markets	2.0
E. I. du Pont de Nemours & Co., Chemicals	1.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Long-Term Industries expressed as a percentage of net assets as of 9/30/08
Media	9.0%
Capital Markets	8.9
Oil, Gas & Consumable Fuels	7.2
Pharmaceuticals	6.8
Insurance	6.2

Industry weightings reflect only long-term investments and are subject to change.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	3

Strategy and Performance Overview

How did the Fund perform?

The Jennison Equity Opportunity Fund’s Class A shares fell 23.30% for the 12 months ended September 30, 2008, underperforming the broad stock market as measured by the S&P 500 Index, which fell 21.96%. The Fund’s Class A shares also underperformed the Lipper Multi-Cap Core Funds Average, which declined 22.79% for the reporting period.

Within the Fund, every sector lost value, and in the S&P 500 Index, only consumer staples ended with a modest gain of less than 1%. Financials detracted most significantly from the Fund’s return, as the sector came under unprecedented pressure. However, the Fund’s manager, Jennison Associates, employed risk/reward discipline that greatly mitigated the negative impact financials had on performance by maintaining limited exposure to the sector. Jennison’s stock-by-stock review of opportunities in the sector led the portfolio managers and analysts to believe there were significant risks embedded in the fundamentals of most companies.

How is the Fund managed?

The Fund’s investment objective is long-term growth of capital. The Fund utilizes an intensive “value with a catalyst” bottom-up approach to research and an opportunistic approach to stock selection based on valuations and earnings prospects. Portfolio construction is not restricted to market capitalization, style, or any market index. The S&P 500 Index serves as a broad market proxy. Rigorous risk-reward analysis drives the buy-sell decisions. In researching prospective stocks, the investment team looks for companies expected to experience a dynamic earnings cycle over the intermediate term, usually the next 12 to 18 months, as well as those delivering good current growth characteristics but which, in the team’s view, are mispriced by the market. In order for a stock to be included in the portfolio it should have at least a 3:1 reward to risk outlook for the forward 12 to 24 month period. Positions are reduced or eliminated once the reward to risk approaches 1:1.

What were conditions like in the stock market?

Problems stemming from the subprime mortgage market spread throughout the financial system in the year ended September 30, 2008, creating a full-blown liquidity/credit crisis that roiled global markets. Engulfed in the spiraling credit crisis, the financial sector turned in its worst performance in recent history. In March 2008, the Federal Reserve (the Fed) intervened to facilitate the sale of the faltering securities firm Bear Stearns, which had been immobilized by liquidity problems.

September of 2008 will go down as one of the financial markets’ most tumultuous months. In the space of 30 days, investors experienced an extraordinary and alarming series of events: the U.S. government’s takeover of the country’s two largest mortgage

4	Visit our website at www.jennisondryden.com

providers, Fannie Mae and Freddie Mac, and one of the world’s largest insurers, AIG. In September investors also saw the failure of investment bank Lehman Brothers; the distressed sales of the commercial banking franchises of Washington Mutual and Wachovia; Bank of America’s agreement in principle to acquire Merrill Lynch; and the conversion of the two remaining global investment banks, Goldman Sachs and Morgan Stanley, to commercial banks.

The crisis has prompted an unprecedented level of coordination and cooperation between the U.S. Treasury Department and the Fed in their efforts to resuscitate credit markets and stabilize the financial system. The U.S. House of Representatives initially rejected their $700 billion Troubled Asset Relief Program (TARP), driving a sharp sell-off in global equities as the reporting period closed. Shortly after the reporting period, a revised version of TARP was passed and signed into law early in October.

The lack of available credit drove a sharp increase in the cost of borrowing short-term funds, including overnight loans from the Fed and commercial paper, which is unsecured, short-term debt issued by corporations. Correspondingly, an extreme flight to quality across all maturities benefited Treasury bonds and bills. While the Fed refrained from reducing interest rates further during the third quarter of 2008, it lowered the target rate for overnight lending between banks to 1.5%, shortly after the reporting period. This was part of a coordinated move with the Bank of Canada, the Bank of England, the European Central Bank, the Swedish Riksbank, and the Swiss National Bank to lower key rates by 50 basis points across most of Europe and North America.

The ongoing correction in the housing market and associated debt deflation were significant impediments to economic activity. The steep decline in the price of oil from around $145 per barrel in early July to approximately $100 by September 30 reflected the effects of near-term U.S. demand weakness and a faltering global economy. Unemployment throughout the reporting period trended higher, pointing to the probability of a recession.

Which holdings detracted most from the Fund’s return?

Companies in the financial sector negatively affected the Fund’s performance. Downey Financial Corp., a savings and loan holding company in California, had a strong valuation, but growing defaults in its option-ARM portfolio (adjustable-rate mortgages that include alternative payment options) were of a much greater magnitude than the investment team had anticipated. Moreover, the extent of the housing bubble correction led to deterioration in Downey’s loan portfolio. The Fund purchased Downey at a very attractive valuation, which did not include its real estate value. Over time, Downey continued to fall as the housing crisis worsened.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	5

Strategy and Performance Overview (continued)

Fortunately, Downey was not a large position in the Fund due to its potential downside risk. The Fund exited the position in mid July.

Student loan provider SLM fell due to prevailing tightness in liquidity, which has caused a contraction in new business. The company will be able to fund government guaranteed or FFELP loans with government funds, but the student loan demand for private securities is currently minimal. To SLM’s credit, it does not carry any subprime or CDO exposure on its balance sheet. The manager believes that SLM is one of the few undervalued financial stocks, due to its continued growth, low costs, and large scale in the student lending markets.

MBIA, the bond insurer, conducts most of its business in municipal bond guarantees. However, nearly a third of its holdings were comprised of structured finance guarantees designed to provide credit protection to issuers of highly complex debt transactions. This relatively small portion of MBIA’s portfolio received the market’s attention without acknowledging that it was highly rated. The company attempted to assure investors that its exposure to subprime debt was minimal. Despite the fall in MBIA’s share price, the manager remained comfortable with the Fund’s small position (less than 1%) in the portfolio, especially after the company received over $1 billion from a major private equity firm to help shore up its balance sheet and offset losses. To the manager’s dismay, what were thought to be “plain-vanilla” CDOs were later reclassified by MBIA as “CDOs-squared,” which are high-risk derivatives. This news undermined the manager’s confidence, and the Fund exited MBIA in January.

The Fund exited Merrill Lynch when the company disclosed that their hedged exposure to CDOs turned out to be ineffective against the amount of risk posed by their holdings. Merrill therefore had to raise capital to offset the losses from CDOs and sold a large portion of the investments to Lonestar, a third-party hedge fund. Even more distressing than Merrill’s weak hedge strategy was the fact that it had lent the hedge fund money to buy the CDOs on an unsecured basis. In effect, Merrill kept most of the risk on its balance sheet in the form of debt instead of investments.

The Fund entered a position in Pinnacle Entertainment in mid January. Pinnacle operates casino and gaming facilities in Louisiana and Indiana. Although Pinnacle does not have operations in Las Vegas, the slowdown in the Vegas gaming market has adversely affected the entire gaming industry. Pinnacle also fell as hurricanes Gustav and Ike caused the temporary closure of its Lake Charles, Louisiana casino. Moreover, investors remain concerned about the cost of Pinnacle’s construction projects. Jennison’s view is that this concern is more than priced into the stock, and that it is trading well below its market value.

6	Visit our website at www.jennisondryden.com

On an individual stock basis, telecommunication services position Sprint Nextel and materials holding Smurfit-Stone Container were the largest detractors from returns. Sprint Nextel is the third largest U.S. mobile service provider. Continued customer weakness, which spurred massive losses, weighed on Sprint’s stock. The company’s senior management has focused on improving customer service. Sprint recently announced a joint venture with Clearwire Corp. to develop a WiMAX wireless modem network. This move should significantly reduce Sprint’s costs and allow it to focus on fixing its remaining wireless business.

Smurfit-Stone Container is one of the largest producers of containerboard and corrugated boxes in North America. Smurfit fell due to higher production costs; however, the investment team retains its conviction in the company. Smurfit’s price hike that took place in July are holding so far, driven by reductions and disruptions in the supply of corrugated boxes and containerboard. In Jennison’s view, Smurfit’s pricing action should lead to an expansion in profitability in upcoming quarters.

Which holdings made the largest positive contribution to the Fund’s return?

Some holdings in financials helped performance. Charles Schwab, Goldman Sachs, Lazard, and StanCorp Financial Group all outperformed. Charles Schwab is a San Francisco based firm that provides securities brokerage, banking, and related financial services to individual and institutional investors primarily in the United States, the United Kingdom, and Hong Kong. Schwab has benefited as investors viewed the company a safe haven in the midst of the financial turmoil. Schwab’s business model has been resilient this past year, with monthly flows remaining positive. Schwab’s best-in-class true growth, operational strengths, and money management skills have continued to make it an attractive investment.

For Goldman Sachs, see Comments on Largest Holdings section.

As one of the world’s premier mergers and acquisitions businesses, Lazard provides asset management, corporate restructuring, underwriting, securities placement, and research advice and services. Lazard rebounded as its second-quarter earnings and revenue beat analyst projections, based on its financial advisory and asset management strength. Its merger and acquisition activity also drove positive results, and forthcoming projects appear strong. Recently, Lazard was involved in some very large activities, including InBev’s takeover of Anheuser-Busch and Gaz de France’s merger with Suez.

In the consumer discretionary sector, gains made by Urban Outfitters, Ryland Group, and H&R Block offset a portion of the losses in Pinnacle Entertainment and Discovery Communications. Specialty retailer Urban Outfitters, which operates Anthropologie,

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	7

Strategy and Performance Overview (continued)

Free People, and Urban Outfitters, has been a solid turnaround story since the Fund’s original purchase of Urban in the $17 per-share range. The company has been restructuring its business not only from the standpoint of merchandise and design, but also in its operations and supply chain. When the company achieved a share price in the low $30’s, the Fund sold the position due to its higher valuation.

Ryland Group is a California-based homebuilder and mortgage-finance company. Ryland’s conservative land position and balance sheet have benefited the company through the housing downturn. The Fund has maintained a partial position as it took profit at much higher share prices.

Barr Pharmaceuticals, a manufacturer of generic and proprietary drugs, was the strongest contributor to Fund returns. The Fund originally purchased shares of Barr in May 2008, when the investment team viewed the stock as undervalued. The U.S. generic outlook is thought to be strong and has the potential for accelerated earnings in the second half of 2008 and beyond. Furthermore, Barr may also launch generic versions of other prescription pharmaceuticals. The announcement by Teva Pharmaceuticals that it intends to acquire the generic manufacturer lifted Barr’s share prices. As a result, the Fund closed the position at a substantial profit.

Other stellar performers included Wal-Mart and Massey Energy. Wal-Mart advanced as merchandising initiatives put in place nearly two years ago are finally bearing fruit. While retail traffic remains challenging, the combination of difficult economic times and a re-focus on the all-important value proposition (“Save money. Live Better.”) should position the company well for the remainder of this calendar year.

Were there significant changes to the Fund?

During the reporting period there were no significant changes to the Fund, which is constructed one stock at a time based on in-house analysis of individual company fundamentals rather than on overarching themes. The determination of a stock’s weighting is as much a part of this bottom-up process as is the decision to include the stock in the portfolio. Sector and industry allocations are an outgrowth of this stock selection process.

8	Visit our website at www.jennisondryden.com

Comments on Largest Holdings

2.3%	Charles Schwab Corp., (The), Capital Markets

Please see previous section for Jennison’s views on Charles Schwab.

2.0%	XL Capital Ltd. “Class A”, Insurance

Jennison’s catalyst for purchasing XL Capital Ltd., an insurance and reinsurance provider, was the recent settlement with its public subsidiary Security Capital Assurance Ltd., which is a financial guarantee company involved in the subprime and CDO markets. The settlement allowed XL to separate the liabilities associated with Security Capital from the XL balance sheet. With the approval of the insurance commissions of Delaware, New York and Bermuda, the future risk to XL is minimized.

2.0%	ConAgra Foods, Inc., Food Products

ConAgra Foods is a packaged foods company with thin profit margins. The manager believes ConAgra’s ability to increase prices will offset production cost concerns, and the notable increase in new product innovation will drive incremental revenue growth and positively affect its product mix. The manager also thinks the effects of product recalls, supply chain disruptions, and manufacturing challenges are behind the company. With the stock trading at a significant discount to the peer group, the shares present a compelling risk-reward proposition.

2.0%	Goldman Sachs Group, Inc. (The), Capital Markets

Goldman remains a leader in trading, banking, and prime brokerage in the U.S. and abroad. The manager believes Goldman Sachs is in a much better position than its peers to deal with the ongoing crisis in confidence, liquidity, and capital. The manager used the drop in Goldman’s stock price as a buying opportunity in mid-September. The manager believes Goldman’s business model and capital structure remain adequate, if not strong. However, the manager acknowledges Goldman’s profit may come under pressure, given its strong risk taking model in an environment where deleveraging (selling holdings to reduce debt) and more risk reduction measures could persist. However, the manager believes Goldman has the potential for a high return on equity (ROE). Goldman should also maintain a solid risk/reward ratio, as the stock trades at an attractive price. The manager believes Goldman has a much stronger balance sheet with much smaller exposures to problem assets. The recent capital infusion from Warren Buffet bolsters confidence that Goldman is an undervalued franchise.

1.9%	E. I. du Pont de Nemours & Co., Chemicals

The manager acknowledges that DuPont, a global specialty chemicals producer, has exposure to the weak U.S. construction and automotive markets and must cope with higher raw material costs. But its strong agriculture businesses, cost saving initiatives, and price increases should more than offset these factors. The manager views DuPont as an undervalued stock.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2008, at the beginning of the period, and held through the six-month period ended September 30, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

10	Visit our website at www.jennisondryden.com

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Equity Opportunity Fund		Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$896.20	1.01%	$4.79
	Hypothetical	$1,000.00	$1,019.95	1.01%	$5.10

Class B	Actual	$1,000.00	$893.40	1.71%	$8.09
	Hypothetical	$1,000.00	$1,016.45	1.71%	$8.62

Class C	Actual	$1,000.00	$892.60	1.71%	$8.09
	Hypothetical	$1,000.00	$1,016.45	1.71%	$8.62

Class R	Actual	$1,000.00	$895.00	1.21%	$5.73
	Hypothetical	$1,000.00	$1,018,95	1.21%	$6.11

Class Z	Actual	$1,000.00	$897.20	0.71%	$3.37
	Hypothetical	$1,000.00	$1,021.45	0.71%	$3.59

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2008, and divided by the 366 days in the Fund’s fiscal year ending September 30, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	11

Portfolio of Investments

as of September 30, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.6%
COMMON STOCKS

Aerospace & Defense 1.6%
133,500	Honeywell International, Inc.	$5,546,925

Airlines 1.2%
869,700	JetBlue Airways Corp.(a)(b)	4,305,015

Auto Components 0.7%
170,800	Goodyear Tire & Rubber Co. (The)(a)	2,614,948

Capital Markets 8.9%
98,504	Bank of New York Mellon Corp. (The)	3,209,260
313,300	Charles Schwab Corp. (The)	8,145,800
158,000	Eaton Vance Corp.	5,566,340
54,100	Goldman Sachs Group, Inc. (The)	6,924,800
196,300	KKR Private Equity Investors LP, RDU, Private Placement, 144A (cost $4,892,132; purchased 05/03/06 - 05/05/06)(a)(f)(g)	1,845,220
129,400	Lazard Ltd., “Class A”(b)	5,533,144

		31,224,564

Chemicals 2.8%
170,400	E.I. du Pont de Nemours & Co.(b)	6,867,120
163,700	Nalco Holdings Co.	3,034,998

		9,902,118

Commercial Services & Supplies 2.7%
564,600	Allied Waste Industries, Inc.(a)	6,272,706
108,100	Waste Management, Inc.	3,404,069

		9,676,775

Communications Equipment 3.7%
237,300	Cisco Systems, Inc.(a)(b)	5,353,488
376,200	Motorola, Inc.	2,686,068
276,700	Nokia OYJ, ADR (Finland)(b)	5,160,455

		13,200,011

Computers & Peripherals 1.5%
156,100	Diebold, Inc.(b)	5,168,471

Consumer Finance 1.9%
545,900	SLM Corp.(a)(b)	6,736,406

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	13

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Containers & Packaging 1.5%
1,132,700	Smurfit-Stone Container Corp.(a)(b)	$5,323,690

Diversified Consumer Services 3.5%
204,800	Career Education Corp.(a)(b)	3,348,480
264,500	H&R Block, Inc.	6,017,375
78,500	Weight Watchers International, Inc.	2,873,100

		12,238,955

Energy Equipment & Services 3.3%
120,300	National Oilwell Varco, Inc.(a)	6,042,669
72,900	Schlumberger Ltd.	5,692,761

		11,735,430

Food & Staples Retailing 1.2%
72,700	Wal-Mart Stores, Inc.	4,354,003

Food Products 4.6%
570,940	Cadbury PLC (United Kingdom)	5,774,412
359,900	ConAgra Foods, Inc.(b)	7,003,654
297,200	Tyson Foods, Inc., “Class A”	3,548,568

		16,326,634

Gas Utilities 0.8%
77,800	Equitable Resources, Inc.	2,853,704

Health Care Equipment & Supplies 1.6%
312,700	Advanced Medical Optics, Inc.(a)(b)	5,559,806

Health Care Providers & Services 1.3%
109,800	Humana, Inc.(a)	4,523,760

Hotels, Restaurants & Leisure 1.6%
735,100	Pinnacle Entertainment, Inc.(a)	5,557,356

Household Durables 2.4%
202,000	Ryland Group, Inc.(b)	5,357,040
105,300	Sony Corp. ADR (Japan)	3,250,611

		8,607,651

Household Products 1.2%
66,900	Kimberly-Clark Corp.	4,337,796

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Independent Power Producers & Energy Traders 1.3%
182,500	NRG Energy, Inc.(a)(b)	$4,516,875

Insurance 6.2%
132,100	Axis Capital Holdings Ltd.	4,188,891
101,400	StanCorp Financial Group, Inc.	5,272,800
11,212	White Mountain Insurance Group Ltd.	5,266,837
400,400	XL Capital Ltd., “Class A”	7,183,176

		21,911,704

Internet & Catalog Retail 1.7%
127,160	HSN, Inc.(a)(b)	1,400,032
411,460	Ticketmaster(a)	4,414,965

		5,814,997

Internet Software & Services 1.0%
192,650	IAC/InteractiveCorp.(a)	3,332,845

IT Services 1.0%
70,000	CACI International, Inc., “Class A”(a)(b)	3,507,000

Machinery 3.1%
128,700	Dover Corp.	5,218,785
98,800	IDEX Corp.	3,064,776
199,300	Oskosh Truck	2,622,788

		10,906,349

Media 9.0%
10	Ascent Media Corp., “Class A”(a)	244
161,250	Discovery Communications, Inc., “Class A”(a)	2,297,813
161,250	Discovery Communications, Inc., “Class C”(a)	2,283,300
166,737	Liberty Global, Inc., “Series C”(a)(b)	4,683,642
425,600	Pearson PLC (United Kingdom)	4,610,825
591,600	RADIO ONE, Inc., “Series D”(a)	443,700
1,362,980	Sirius XM Radio, Inc. (a)(b)	776,899
261,900	Time Warner Cable, Inc., “Class A”(a)(b)	6,337,981
214,743	Viacom, Inc., “Class B”(a)	5,334,216
669,200	Warner Music Group Corp.	5,085,920

		31,854,540

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	15

Portfolio of Investments

as of September 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 7.2%
103,200	Marathon Oil Corp.	$4,114,584
167,200	Newfield Exploration Co.(a)	5,348,728
94,400	Occidental Petroleum Corp.	6,650,480
74,500	Peabody Energy Corp.(b)	3,352,500
167,600	Sunoco, Inc.(b)	5,963,208

		25,429,500

Paper & Forest Products 1.2%
898,700	Domtar, Inc.(a)	4,134,020

Pharmaceuticals 6.8%
74,300	Abbott Laboratories, Inc.(b)	4,278,194
294,300	Pfizer, Inc.	5,426,892
46,200	Shire PLC, ADR (United Kingdom)	2,206,050
194,200	Watson Pharmaceuticals, Inc.(a)	5,534,700
181,500	Wyeth	6,704,610

		24,150,446

Software 4.3%
222,200	Check Point Software Technologies Ltd.(a)(b)	5,052,828
166,500	Manhattan Associates, Inc.(a)(b)	3,719,610
334,400	Symantec Corp.(a)(b)	6,547,552

		15,319,990

Specialty Retail 1.0%
203,600	Gap, Inc. (The)(b)	3,620,008

Trading Companies & Distributors 3.2%
515,000	Aircastle Ltd.(b)	5,103,650
556,100	RSC Holdings, Inc.(a)(b)	6,317,296

		11,420,946

Wireless Telecommunication Services 1.6%
904,700	Sprint Nextel Corp.(b)	5,518,670

	Total long-term investments (cost $387,077,159)	341,231,908

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENT 29.8%

Affiliated Money Market Mutual Fund
105,210,436	Dryden Core Investment Fund - Taxable Money Market Series (cost $105,210,436; includes $100,931,870 of cash collateral received for securities on loan) (Note 3)(c)(d)	$105,210,436

	Total Investments(e) 126.4% (cost $492,287,595; Note 5)	446,442,344
	Liabilities in excess of other assets (26.4%)	(93,242,061)

	Net Assets 100.0%	$353,200,283

The following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

RDU—Restricted Depository Unit

(a)	Non-income producing security.
(b)	All or portion of security on loan. The aggregate market value of such securities is $96,005,883; cash collateral of $100,931,870 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(e)	As of September 30, 2008, three securities valued at $12,230,457 and representing 3.5% of net assets were fair valued in accordance with the the policies adopted by the Board of Trustees.
(f)	Indicates an illiquid security.
(g)	Indicates a security restricted to resale. The aggregate cost of such security was $4,892,132. The aggregate value of $1,845,220 is approximately 0.5% of net assets.

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	17

Portfolio of Investments

as of September 30, 2008 continued

The Industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2008 were as follows:

Affiliated Money Market Mutual Fund (including 28.6% of collateral received for securities on loan)	29.8%
Media	9.0
Capital Markets	8.9
Oil, Gas & Consumable Fuels	7.2
Pharmaceuticals	6.8
Insurance	6.2
Food Products	4.6
Software	4.3
Communications Equipment	3.7
Diversified Consumer Services	3.5
Energy Equipment & Services	3.3
Trading Companies & Distributors	3.2
Machinery	3.1
Chemicals	2.8
Commercial Services & Supplies	2.7
Household Durables	2.4
Consumer Finance	1.9
Internet & Catalog Retail	1.7
Aerospace & Defense	1.6
Health Care Equipment & Supplies	1.6
Hotels, Restaurants & Leisure	1.6
Wireless Telecommunication Services	1.6
Computers & Peripherals	1.5
Containers & Packaging	1.5
Health Care Providers & Services	1.3
Independent Power Producers & Energy Traders	1.3
Airlines	1.2
Food & Staples Retailing	1.2
Household Products	1.2
Paper & Forest Products	1.2
IT Services	1.0
Specialty Retail	1.0
Internet Software & Services	1.0
Gas Utilities	0.8
Auto Components	0.7

126.4
Liabilities in excess of other assets	(26.4)

100.0%

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Financial Statements

SEPTEMBER 30, 2008	ANNUAL REPORT

Jennison Equity Opportunity Fund

Statement of Assets and Liabilities

as of September 30, 2008

Assets
Investments at value, including securities on loan of $96,005,883:
Unaffiliated investments (cost $387,077,159)	$341,231,908
Affiliated investments (cost $105,210,436)	105,210,436
Receivable for investments sold	19,722,167
Dividends receivable	395,401
Receivable for Series shares sold	319,218
Receivable from securities lending, net	38,817
Prepaid expenses	6,776

Total assets	466,924,723

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	100,931,870
Payable for investments purchased	10,575,480
Payable for Series shares reacquired	1,197,564
Payable to custodian	344,967
Accrued expenses	191,079
Management fee payable	186,761
Distribution fee payable	135,139
Transfer agent fee payable	95,047
Payable to broker	63,343
Deferred directors’ fees	3,190

Total liabilities	113,724,440

Net Assets	$353,200,283

Net assets were comprised of:
Common stock, at par	$31,772
Paid-in capital in excess of par	415,967,106

415,998,878
Undistributed net investment income	427,582
Accumulated net realized loss on investment and foreign currency transactions	(17,379,632)
Net unrealized depreciation on investments and foreign currencies	(45,846,545)

Net assets, September 30, 2008	$353,200,283

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($223,338,268 ÷ 19,685,425 shares of common stock issued and outstanding)	$11.35
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price to public	$12.01

Class B
Net asset value, offering price and redemption price per share ($52,942,621 ÷ 5,136,573 shares of common stock issued and outstanding)	$10.31

Class C
Net asset value, offering price and redemption price per share ($29,011,454 ÷ 2,814,655 shares of common stock issued and outstanding)	$10.31

Class R
Net asset value, offering price and redemption price per share ($14,669 ÷ 1,394 shares of common stock issued and outstanding)	$10.52

Class Z
Net asset value, offering price and redemption price per share ($47,893,271 ÷ 4,133,740 shares of common stock issued and outstanding)	$11.59

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	21

Statement of Operations

Year Ended September 30, 2008

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $53,926)	$6,207,005
Affiliated dividend income	649,126
Affiliated income from securities loaned, net	641,537
Unaffiliated interest	486

Total income	7,498,154

Expenses
Management fee	2,735,283
Distribution fee—Class A	763,061
Distribution fee—Class B	921,841
Distribution fee—Class C	385,115
Distribution fee—Class R	28
Transfer agent’s fee and expenses (including affiliated expense of $472,700)	660,000
Custodian’s fees and expenses	60,000
Reports to shareholders	59,000
Registration fees	50,000
Audit fee	21,000
Directors’ fees	14,000
Insurance	11,000
Legal fees and expenses	10,000
Loan interest expense (Note 7)	237
Miscellaneous	5,107

Total expenses	5,695,672

Net investment income	1,802,482

Realized And Unrealized Gain (Loss) On Investment And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	330,462
Foreign currency transactions	(26,029)
Short sales	1,675,310

1,979,743

Net change in unrealized appreciation (depreciation) on:
Investments	(122,527,062)
Foreign currencies	(8,762)

(122,535,824)

Net loss on investment and foreign currencies	(120,556,081)

Net Decrease In Net Assets Resulting From Operations	$(118,753,599)

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,802,482	$745,300
Net realized gain on investment and foreign currency transactions	1,979,743	81,701,183
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(122,535,824)	11,149,984

Net increase (decrease) in net assets resulting from operations	(118,753,599)	93,596,467

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,234,491)	(395,173)
Class B	(71,845)	—
Class C	(30,261)	—
Class R	(9)	—
Class Z	(447,631)	(351,711)

	(1,784,237)	(746,884)

Distributions from net realized gains
Class A	(47,081,407)	(40,656,104)
Class B	(19,645,048)	(19,865,797)
Class C	(7,702,370)	(7,016,398)
Class R	(543)	(412)
Class Z	(10,652,564)	(11,180,238)

	(85,081,932)	(78,718,949)

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	37,331,938	60,350,647
Net asset value of shares issued in reinvestment of dividends and distributions	82,992,943	76,047,624
Cost of shares reacquired	(133,412,888)	(175,444,747)

Net decrease in net assets from Series share transactions	(13,088,007)	(39,046,476)

Total decrease	(218,707,775)	(24,915,842)

Net Assets
Beginning of year	571,908,058	596,823,900

End of year(a)	$353,200,283	$571,908,058

(a) Includes undistributed net investment income of:	$427,582	$469,639

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	23

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of six series: Jennison Equity Opportunity Fund (the “Series”), Jennison Growth Fund and Dryden Active Allocation Fund which are diversified funds and JennisonDryden Growth Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Jennison Equity Opportunity Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

The Series’ investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with The Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the

24	Visit our website at www.jennisondryden.com

holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market-value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Restricted Securities: The Series may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Series at the end of the fiscal period may include registration rights under which the Series may demand registration by the issuers, of which the Series may bear the cost of such registration. Restricted securities, are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	25

Notes to Financial Statements

continued

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Short Sales: The Series may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Series may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Series makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Series may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Series sold the security short, or a loss, unlimited as to dollar

26	Visit our website at www.jennisondryden.com

amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and distributions of net realized capital gains, if any, at least annually. Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate tax paying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Series with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	27

Notes to Financial Statements

continued

provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series up to $300 million and .575 of 1% of the average daily net assets of the Series over $300 million. The effective management fee rate was .59 of 1% of the Series average daily net assets for the year ended September 30, 2008.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% (through January 31, 2008) and .50 of 1% of the Class A and Class R shares, respectively.

PIMS has advised the Series that it received approximately $106,600 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2008. From these fees PIMS paid such sales charges to affiliated brokers/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2008, it received approximately $700, $90,900 and $5,200 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

28	Visit our website at www.jennisondryden.com

PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2008, the Series incurred approximately $274,200 in total networking fees, of which approximately $134,300 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2008, PIM has been compensated approximately $274,900 for these services.

As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Fund’s Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Fund’s Securities Lending Agent utilized collateral held on behalf of the Fund for securities out on loan to compensate the Fund for the failure of Lehman to return the securities.

The Series invests in the Taxable Money Market Series (the “portfolio”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2008 were $341,247,469 and $443,279,736, respectively.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	29

Notes to Financial Statements

continued

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date. In order to present undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended September 30, 2008, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $60,302 primarily due to the reclassification of net foreign currency losses and reclassification due to investments in partnerships. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

The United States federal income tax basis of the Funds’ investments and the net unrealized depreciation as of September 30, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$496,019,934	$23,702,956	$(73,280,546)	$(49,577,590)	$(1,294)	$(49,578,884)

The differences between book and tax basis are primarily attributable to deferred losses on wash sales and tax adjustments due to investments in partnerships. The other cost basis adjustment is attributable to appreciation (depreciation) of foreign currency.

For the fiscal year ended September 30, 2008, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets were $30,428,220 from ordinary income and $56,437,949 from long-term capital gains.

For the fiscal year ended September 30, 2007, the tax character of distributions paid were $25,593,955 from ordinary income and $53,871,878 from long-term capital gains.

As of September 30, 2008, the Fund had undistributed ordinary income of $695,051 on a tax basis.

30	Visit our website at www.jennisondryden.com

The Fund elected to treat post-October capital losses and post-October currency losses of approximately $13,772,000 and $106,000, respectively, as having been incurred in the following fiscal year (September 30, 2009).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.5%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of $.001 par value common stock of the Series, designated Class A, Class B, Class C, Class R and Class Z, each of which consists of 200 million authorized shares. As of September 30, 2008 Prudential owned 138 Class R shares of the Series.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	31

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2008:
Shares sold	1,633,792	$22,372,484
Shares issued in reinvestment of dividends and distributions	3,352,636	46,067,368
Shares reacquired	(5,543,575)	(76,358,961)

Net increase (decrease) in shares outstanding before conversion	(557,147)	(7,919,109)
Shares issued upon conversion from Class B	1,931,389	25,107,971

Net increase (decrease) in shares outstanding	1,374,242	$17,188,862

Year ended September 30, 2007:
Shares sold	2,420,919	$41,826,070
Shares issued in reinvestment of dividends and distributions	2,461,266	39,093,403
Shares reacquired	(5,113,190)	(88,131,634)

Net increase (decrease) in shares outstanding before conversion	(231,005)	(7,212,161)
Shares issued upon conversion from Class B	908,927	15,304,505

Net increase (decrease) in shares outstanding	677,922	$8,092,344

Class B
Year ended September 30, 2008:
Shares sold	188,888	$2,417,365
Shares issued in reinvestment of distributions	1,505,273	18,858,581
Shares reacquired	(2,012,486)	(25,044,519)

Net increase (decrease) in shares outstanding before conversion	(318,325)	(3,768,573)
Shares reacquired upon conversion into Class A	(2,123,444)	(25,107,971)

Net increase (decrease) in shares outstanding	(2,441,769)	$(28,876,544)

Year ended September 30, 2007:
Shares sold	312,142	$5,015,858
Shares issued in reinvestment of distributions	1,281,630	18,968,127
Shares reacquired	(1,789,640)	(28,669,831)

Net increase (decrease) in shares outstanding before conversion	(195,868)	(4,685,846)
Shares reacquired upon conversion into Class A	(978,451)	(15,304,505)

Net increase (decrease) in shares outstanding	(1,174,319)	$(19,990,351)

32	Visit our website at www.jennisondryden.com

Class C	Shares	Amount
Year ended September 30, 2008:
Shares sold	176,313	$2,278,438
Shares issued in reinvestment of distributions	576,235	7,219,201
Shares reacquired	(887,338)	(11,057,853)

Net increase (decrease) in shares outstanding	(134,790)	$(1,560,214)

Year ended September 30, 2007:
Shares sold	209,738	$3,362,173
Shares issued in reinvestment of distributions	447,653	6,625,258
Shares reacquired	(811,202)	(12,983,149)

Net increase (decrease) in shares outstanding	(153,811)	$(2,995,718)

Class R
Year ended September 30, 2008:
Shares sold	1,146	$12,944
Shares issued in reinvestment of dividends and distributions	44	552
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	1,190	$13,496

Year ended September 30, 2007:
Shares sold	9	$150
Shares issued in reinvestment of dividends and distributions	27	412
Shares reacquired	(9)	(152)

Net increase (decrease) in shares outstanding	27	$410

Class Z
Year ended September 30, 2008:
Shares sold	764,372	$10,250,707
Shares issued in reinvestment of dividends and distributions	774,369	10,847,241
Shares reacquired	(1,512,304)	(20,951,555)

Net increase (decrease) in shares outstanding	26,437	$146,393

Year ended September 30, 2007:
Shares sold	580,512	$10,146,396
Shares issued in reinvestment of dividends and distributions	701,822	11,360,424
Shares reacquired	(2,648,185)	(45,659,981)

Net increase (decrease) in shares outstanding	(1,365,851)	$(24,153,161)

Note 7. Borrowing

The Company, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	33

Notes to Financial Statements

continued

renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Series utilized the SCA during the year ended September 30, 2008. The average daily balance for the 4 days the Fund had loans outstanding during the year was approximately $628,000 at a weighted average interest rate of 3.67%.

Note 8. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, on the financial statements has not yet been determined.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

34	Visit our website at www.jennisondryden.com

Financial Highlights

SEPTEMBER 30, 2008	ANNUAL REPORT

Jennison Equity Opportunity Fund

Financial Highlights

Class A
Year Ended September 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.74

Income (loss) from investment operations
Net investment income	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.74)

Total from investment operations	(3.66)

Less Dividends and Distributions
Dividends from net investment income	(.07)
Distributions from net realized gains	(2.66)

Total dividends and distributions	(2.73)

Net asset value, end of year	$11.35

Total Return(b):	(23.30)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$223,338
Average net assets (000)	$271,189
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.06%
Expenses, excluding distribution and service (12b-1) fees	.78%
Net investment income	.56%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	76%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares through January 31, 2008.
(d)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class A
Year Ended September 30,
2007(a)	2006(a)	2005	2004

$17.38	$18.47	$16.60	$14.22

.06	.02	.13	.02
2.65	1.70	2.14	2.36

2.71	1.72	2.27	2.38

(.02)	(.09)	(.03)	—
(2.33)	(2.72)	(.37)	—

(2.35)	(2.81)	(.40)	—

$17.74	$17.38	$18.47	$16.60

17.21%	10.68%	13.91%	16.74%

$324,835	$306,424	$326,512	$338,249
$324,483	$314,651	$336,880	$318,726

1.06%	1.11%	1.12%	1.07%
.81%	.86%	.87%	.82%
.33%	.10%	.68%	.11%

77%	75%	93%	102%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	37

Financial Highlights

continued

Class B
Year Ended September 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.43

Income (loss) from investment operations
Net investment loss	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.43)

Total from investment operations	(3.45)

Less Dividends and Distributions
Dividends from net investment income	(.01)
Distributions from net realized gains	(2.66)

Total dividends and distributions	(2.67)

Net asset value, end of year	$10.31

Total Return(b):	(23.88)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$52,943
Average net assets (000)	$92,183
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.78%
Expenses, excluding distribution and service (12b-1) fees	.78%
Net investment loss	(.18)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class B
Year Ended September 30,
2007(a)	2006(a)	2005	2004

$16.34	$17.56	$15.88	$13.71

(.07)	(.04)	(.01)	(.11)
2.49	1.54	2.06	2.28

2.42	1.50	2.05	2.17

—	—	—	—
(2.33)	(2.72)	(.37)	—

(2.33)	(2.72)	(.37)	—

$16.43	$16.34	$17.56	$15.88

16.40%	9.83%	13.12%	15.83%

$124,475	$143,053	$180,496	$213,606
$137,977	$161,565	$202,371	$235,162

1.81%	1.86%	1.87%	1.82%
.81%	.86%	.87%	.82%
(.42)%	(.26)%	(.05)%	(.63)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	39

Financial Highlights

continued

Class C
Year Ended September 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.43

Income (loss) from investment operations
Net investment loss	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.43)

Total from investment operations	(3.45)

Less Dividends and Distributions
Dividends from net investment income	(.01)
Distributions from net realized gains	(2.66)

Total dividends and distributions	(2.67)

Net asset value, end of year	$10.31

Total Return(b):	(23.88)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$29,011
Average net assets (000)	$38,511
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.78%
Expenses, excluding distribution and service (12b-1) fees	.78%
Net investment loss	(.17)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class C
Year Ended September 30,
2007(a)	2006(a)	2005	2004

$16.34	$17.56	$15.88	$13.71

(.07)	(.05)	(.01)	(.11)
2.49	1.55	2.06	2.28

2.42	1.50	2.05	2.17

—	—	—	—
(2.33)	(2.72)	(.37)	—

(2.33)	(2.72)	(.37)	—

$16.43	$16.34	$17.56	$15.88

16.40%	9.83%	13.12%	15.83%

$48,445	$50,717	$59,409	$66,322
$50,851	$54,051	$63,559	$70,174

1.81%	1.86%	1.87%	1.82%
.81%	.86%	.87%	.82%
(.42)%	(.35)%	(.06)%	(.64)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	41

Financial Highlights

continued

Class R
Year Ended September 30, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.67

Income (loss) from investment operations
Net investment income	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.51)

Total from investment operations	(3.45)

Less Dividends and Distributions
Dividends from net investment income	(.04)
Distributions from net realized gains	(2.66)

Total dividends and distributions	(2.70)

Net asset value, end of period	$10.52

Total Return(c):	(23.53)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$15
Average net assets (000)	$6
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees(d)	1.28%
Expenses, excluding distribution and service (12b-1) fees	.78%
Net investment income	.52%

(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	During the period, the distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Annualized.
(f)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Class R		December 17, 2004(a) Through September 30, 2005
Year Ended September 30,
2007(b)	2006(b)

$16.48	$17.70	$16.73

.02	.04	.04
2.50	1.51	.93

2.52	1.55	.97

—	(.05)	—
(2.33)	(2.72)	—

(2.33)	(2.77)	—

$16.67	$16.48	$17.70

16.94%	10.12%	5.80%

$3	$3	$3
$3	$3	$3

1.31%	1.36%	1.37	%(e)
.81%	.86%	.87	%(e)
.10%	.23%	.27	%(e)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	43

Financial Highlights

continued

Class Z
Year Ended September 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.05

Income (loss) from investment operations
Net investment income	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.81)

Total from investment operations	(3.69)

Less Dividends and Distributions
Dividends from net investment income	(.11)
Distributions from net realized gains	(2.66)

Total dividends and distributions	(2.77)

Net asset value, end of year	$11.59

Total Return(b):	(23.06)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$47,893
Average net assets (000)	$60,764
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.78%
Expenses, excluding distribution and service (12b-1) fees	.78%
Net investment income	.84%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Class Z
Year Ended September 30,
2007(a)	2006(a)	2005	2004

$17.65	$18.74	$16.83	$14.38

.10	.12	.18	.06
2.71	1.66	2.17	2.39

2.81	1.78	2.35	2.45

(.08)	(.15)	(.07)	—
(2.33)	(2.72)	(.37)	—

(2.41)	(2.87)	(.44)	—

$18.05	$17.65	$18.74	$16.83

17.52%	10.92%	14.23%	17.04%

$74,149	$96,626	$277,372	$346,241
$79,338	$184,440	$313,971	$323,831

.81%	.86%	.87%	.82%
.81%	.86%	.87%	.82%
.58%	.69%	.96%	.36%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	45

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Jennison Equity Opportunity Fund (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 24, 2008

46	Visit our website at www.jennisondryden.com

Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end (September 30, 2008) as to the federal income tax status of dividends paid by the Fund during such fiscal year. We are advising you that during its fiscal year ended September 30, 2008, the Series paid dividends from net investment income totaling $0.0652 per Class A share, $0.0102 per Class B and Class C share, $0.0375 per Class R share and $0.1080 per Class Z share and $0.8980 per share of short-term capital gains for Class A, Class B, Class C, Class R and Class Z shares which are taxable as ordinary income. Additionally, the Series paid $1.7589 per share of long-term capital gains for Class A, Class B, Class C, Class R and Class Z shares which are taxable as such.

We wish to advise you that 32.55% of the ordinary income dividends paid in the fiscal year ended September 30, 2008 qualified for the corporate dividend received deduction available to corporate taxpayers.

For the fiscal year ended September 30, 2008, the Series designated 41.82% of ordinary income dividends as qualified dividend income for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Further, the Series designates 66.59% of the short-term capital gain distributions paid as short-term capital gain (QSTCG) under The American Creation Act of 2004.

In January 2009, you will be advised on IRS 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2008.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	47

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008)
Linda W. Bynoe (56) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 63	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 63	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).
Visit our website at www.jennisondryden.com

Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 63	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 63

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 147

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

Visit our website at www.jennisondryden.com

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).
Andrew R. French (45) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.jennisondryden.com

Approval of Advisory Agreements

The Board of Directors (the “Board”) of The Prudential Investment Portfolios, Inc. oversees the management of the Jennison Equity Opportunity Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Equity Opportunity Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (a blend consisting of the Lipper Multi-Cap Value and Multi-Cap

Visit our website at www.jennisondryden.com

Core Funds Performance Universes)1 was in the first quartile over the 10-year period, though it was in the third quartile over the one-, three-, and five-year periods. The Board noted that the Fund outperformed against its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance against its benchmark, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements and to continue to monitor the Fund’s performance.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

[1]

The Fund was compared to these Performance Universes, although Lipper classifies the Fund in its Multi-Cap Core Funds Performance Universe. The Fund was compared to these Performance Universes because PI believes that the funds included in these Universes provide a more appropriate basis for Fund performance comparisons.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–27.52%	4.56%	8.76%	—
Class B	–27.02	4.84	8.56	—
Class C	–24.51	4.97	8.56	—
Class R	–23.53	N/A	N/A	1.09% (12/17/04)
Class Z	–23.12	6.01	9.65	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–23.30%	5.75%	9.38%	—
Class B	–23.88	4.97	8.56	—
Class C	–23.88	4.97	8.56	—
Class R	–23.53	N/A	N/A	1.09% (12/17/04)
Class Z	–23.12	6.01	9.65	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 1.08%; Class B, 1.78%; Class C, 1.78%; Class R, 1.53; Class Z, 0.78%. Net operating expenses apply to: Class A, 1.06%; Class B, 1.78%; Class C, 1.78%; Class R, 1.28%; Class Z, 0.78%, after contractual reduction through 1/31/2008 for Class A shares and 1/31/2009 for Class R shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Jennison Equity Opportunity Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 1998) and the account values at the end of the current fiscal year (September 30, 2008) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the
Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer •
Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer •
Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Equity Opportunity Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under The Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Equity Opportunity Fund
Share Class	A	B	C	R	Z
NASDAQ	PJIAX	PJIBX	PJGCX	PJORX	PJGZX
CUSIP	74437E503	74437E602	74437E701	74437E644	74437E800

MF172E    IFS-A158558    Ed. 11/2008

SEPTEMBER 30, 2008	ANNUAL REPORT

JennisonDryden Asset Allocation Funds

JennisonDryden Conservative Allocation Fund
Objective: Current income and a reasonable level of capital appreciation

JennisonDryden Moderate Allocation Fund
Objective: Capital appreciation and a reasonable level of current income

JennisonDryden Growth Allocation Fund
Objective: Long-term capital appreciation

FUND TYPE

Balanced/allocation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

JENNISONDRYDEN ASSET ALLOCATION FUNDS

November 14, 2008

Dear Shareholder:

We hope you find the annual report for the JennisonDryden Asset Allocation Funds informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

JennisonDryden Asset Allocation Funds

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	1

Financial Markets Overview

What were conditions like in the U.S. stock market?

The U.S. equity market endured wild gyrations and precipitous declines during the 12-month reporting period that began October 1, 2007, as rapidly rising delinquencies and foreclosures on subprime mortgages in the United States caused a credit crisis to go from bad to worse. Banks grew reluctant to lend money to each other due to potential exposure to risky home loans. To prevent the problems in the financial system from infecting the broader economy, the Federal Reserve (the Fed) cut short-term interest rates shortly before the reporting period began. During the first month of the reporting period, the economy seemed to be in rather good shape, and a strong rally in stock prices pushed the S&P 500 Index to its record high.

It soon became apparent, however, that the financial crisis required more aggressive and inventive measures to aid the credit markets. Commercial banks, Wall Street firms, and savings and loan institutions continued to take huge write-downs and losses related to subprime mortgages. The U.S. economy shed hundreds of thousands of jobs, consumer confidence slid, housing prices continued to fall, and the inventory of houses for sale marched higher. The Fed repeatedly eased monetary policy, pushing down its target for the federal funds rate on overnight loans between banks from 4.75% to 2.00%.

The Fed and the U.S. Department of the Treasury took unusual steps to support the nation’s economy and stabilize its financial system. For example, the Fed helped facilitate JP Morgan Chase & Co.’s acquisition of Bear Stearns Cos. at a deep discount as the latter neared bankruptcy in March 2008. Indeed, the era of large, independent investment banks came to an end on Wall Street in September 2008. Bank of America agreed to purchase Merrill Lynch & Co., and Barclays Capital Inc. bought some of Lehman Brothers Holdings Inc.’s North American businesses after the latter declared bankruptcy. The Fed allowed Morgan Stanley and Goldman Sachs Group Inc. to become traditional bank holding companies. The federal government took over Fannie Mae and Freddie Mac as the two government-sponsored enterprises suffered massive mortgage-related losses. The Treasury Department proposed a plan to buy distressed mortgage-related assets from financial institutions. A revised plan was signed into law shortly after the reporting period ended.

The S&P 500 Index ended the reporting period down 21.96%, with nine of its 10 sectors in the red. The largest loss was in the financials sector, which ended down about 39%. Consumer staples, traditionally a defensive sector because it includes businesses such as household and personal products that tend to do well even during tough economic times, posted a marginally positive return. The other eight sectors ended with double-digit losses. Telecommunication services, consumer discretionary,

2	Visit our website at www.jennisondryden.com

information technology, and industrials underperformed the S&P 500 Index, while energy, materials, utilities, and healthcare outperformed it.

What were conditions like in international stock markets?

Global equity markets underperformed the U.S. stock market. The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index), a broad-based measure of international stocks of economically developed nations excluding the United States and Canada, declined around 30% for the reporting period. Economic growth slowed around the world, particularly in some of the largest economies. Also some commercial banks in Europe and to a far lesser extent in Asia took huge write-downs and losses related to subprime mortgages. Among nations included in the MSCI EAFE ND Index, some of the largest losses were posted by stock markets in Ireland, Finland, Austria, and Belgium.

What were conditions like in the U.S bond market?

The U.S. bond market easily outperformed the nation’s stock market for the reporting period. The Barclays Capital U.S. Aggregate Index, a widely watched gauge of investment-grade bond markets, posted a 3.65% total return, which included price changes and coupon payments. The performance of the bond markets was mixed, reflecting a flight to quality that emerged in response to the credit crisis.

Many risk-averse investors sought refuge in U.S. Treasury securities, which easily outperformed the other domestic bond markets by posting an 8.73% total return for the reporting period. The markets for federal agency securities and mortgage-backed securities backed by federal agencies, Fannie Mae, or Freddie Mac also posted positive returns. (The federal government’s takeover of Fannie Mae and Freddie Mac benefited the mortgage-backed market.) In contrast, the investment-grade corporate bond market finished in negative territory, as trading in the outstanding bonds of companies virtually came to a standstill following the collapse of Lehman Brothers. High yield corporate bonds, commonly called “junk” bonds, posted a double-digit loss, as bonds rated below investment grade largely fell out of favor.

Two other markets that ended in the red were commercial mortgage-backed securities and asset-backed securities, which are backed by credit card payments, home equity loans, and other pools of loans. The former was negatively affected by falling commercial property valuations, rising vacancies, and slowing growth in rents. The latter was pressured by rising charge-offs and late payments on credit cards and home equity loans, many of which are of subprime quality.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	3

Your Fund’s Performance

Fund objective

The investment objective of the JennisonDryden Conservative Allocation Fund is current income and a reasonable level of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.86%; Class B, 2.56%; Class C, 2.56%; Class R, 2.31%; Class Z, 1.56%. Net operating expenses apply to: Class A, 1.56%; Class B, 2.31%; Class C, 2.31%; Class R, 1.81%; Class Z, 1.31%, after contractual reduction through 1/31/2010. These figures include a weighted average of the net operating expenses of the underlying Funds in which the Fund invests. Such expenses, annualized, amounted to 0.81% for each share class.

Cumulative Total Returns as of 9/30/08
	One Year	Since Inception[1]
Class A	–9.57%	16.69%
Class B	–10.33	12.70
Class C	–10.25	12.81
Class R	–9.57	–4.28
Class Z	–9.42	18.13
JDAA Conservative Customized Blend[2]	–9.85	**
Russell 1000 Index[3]	–22.10	***
S&P 500 Index[4]	–21.96	****
Lipper Mixed-Asset Target Allocation Moderate Funds Avg.[5]	–14.89	*****

Average Annual Total Returns[6] as of 9/30/08
	One Year	Since Inception[1]
Class A	–14.55%	2.19%
Class B	–14.65	2.48
Class C	–11.11	2.71
Class R	–9.57	–2.51
Class Z	–9.42	3.77
JDAA Conservative Customized Blend[2]	–9.85	**
Russell 1000 Index[3]	–22.10	***
S&P 500 Index[4]	–21.96	****
Lipper Mixed-Asset Target Allocation Moderate Funds Avg.[5]	–14.89	*****

4	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Sources: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07. The Since Inception returns for the JDAA Conservative Customized Blend, Russell 1000 Index, S&P 500 Index, and Lipper Mixed-Asset Target Allocation Moderate Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The JennisonDryden Asset Allocation (JDAA) Conservative Customized Blend is a model portfolio consisting of the Russell 3000 Index (25%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE ND) Index (10%), the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) (30%), the Merrill Lynch 1-3 Year Corporate Index (30%), and the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%). Each component of the JDAA Conservative Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Conservative Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The JDAA Conservative Customized Blend does not reflect deductions for any sales charges, operating expenses of a mutual fund, or taxes.

3The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

4The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

5The Lipper Average represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. Funds in the Lipper Average normally seek a high level of current income through investing in income-producing stocks, bonds, and money market instruments.

6The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**JDAA Conservative Customized Blend Closest Month-End to Inception cumulative total returns are 17.42% for Class A, Class B, Class C, and Class Z; and –4.40% for Class R. JDAA Conservative Customized Blend Closest Month-End to Inception average annual total returns are 3.63% for Class A, Class B, Class C, and Class Z; and –2.54% for Class R.

***Russell 1000 Index Closest Month-End to Inception cumulative total returns are 14.22% for Class A, Class B, Class C, and Class Z; and –14.85% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns are 3.00% for Class A, Class B, Class C, and Class Z; and –8.78% for Class R.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	5

Your Fund’s Performance (continued)

****S&P 500 Index Closest Month-End to Inception cumulative total returns are 12.78% for Class A, Class B, Class C, and Class Z; and –14.84% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 2.71% for Class A, Class B, Class C, and Class Z; and –8.77% for Class R.

*****Lipper Mixed-Asset Closest Month-End to Inception cumulative total returns are 11.00% for Class A, Class B, Class C, and Class Z; and –9.41% for Class R. Lipper Mixed-Asset Closest Month-End to Inception average annual total returns are 2.30% for Class A, Class B, Class C, and Class Z; and –5.52% for Class R.

Investors cannot invest directly in an index. The returns for the JDAA Conservative Customized Blend, Russell 1000 Index, and S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

6	Visit our website at www.jennisondryden.com

Performance Target—JDAA Conservative Customized Blend

The JennisonDryden Conservative Allocation Fund seeks to beat a performance target—the JDAA Conservative Customized Blend—consisting of a weighted average return of five securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2008, and their weightings in the JennisonDryden Conservative Customized Blend. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The JennisonDryden Conservative Allocation Fund seeks to beat this target by holding positions in specific JennisonDryden mutual funds. In response to market developments, the Fund’s investment adviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays Capital U.S. Aggregate Index is an index of investment grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short and intermediate-term bonds have performed.

The Merrill Lynch 1-3 Year Corporate Index consists of fixed-rate, coupon-bearing corporate bonds with a maturity of one to three years and a rating of BBB/Baa3 and above.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Russell 3000 Index represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Standard & Poor’s (S&P) Developed BMI Property Net Index is a broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-U.S.) as well as by country.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	7

Strategy and Performance Overview

Conservative Allocation Fund Performance

How did the Fund perform?

The JennisonDryden Conservative Allocation Fund Class A shares declined 9.57% for the 12-month reporting period ended September 30, 2008, which was less than the 9.85% decline of its customized benchmark (described on the preceding page) and significantly less than the 14.89% decline of the Lipper Mixed-Asset Target Allocation Moderate Funds Average.

How is the Fund managed?

The Fund seeks higher returns than its customized benchmark by investing in JennisonDryden mutual funds. Ibbotson Associates determines the long-term strategic allocations to the underlying mutual funds primarily by analyzing each fund’s characteristic exposure to different asset classes and investment styles. Quantitative Management Associates LLC (QMA) oversees the day-to-day allocation, taking into consideration current market conditions.

The Fund’s performance can be analyzed in two components:

•	Asset allocation decisions, which are a blend of Ibbotson’s longer-term strategic shifts and QMA’s shorter-term day-to-day management of the Fund.

•	Fund manager’s performance, which is how the underlying JennisonDryden mutual funds performed.

What shifts in asset allocation did Ibbotson recommend during the reporting period?

Ibbotson recommended the Fund reallocate its large-cap core equity exposure into large-cap growth and large-cap value. This was done because the Fund replaced the Dryden Large Cap Core Equity Fund with the Dryden U.S. Equity Active Extension Fund, which can invest more broadly in the equity market, including in smaller-cap stocks. As a result, of these changes, the Fund’s small-cap stock exposure increased by 3%.

Ibbotson also recommended the Fund’s global real estate investment trust (REIT) exposure increase by 2%, but its international equity exposure decrease by 1%. As for allocation to the fixed income markets, Ibbotson recommended the Fund increase its exposure to high yield corporate bonds by 2% at the expense of its exposure to intermediate-term bonds.

How did asset allocation decisions affect the Fund’s performance?

The Fund’s performance for the reporting period was ultimately driven by its 40% target exposure to U.S. and international stocks. Relative to this target, the Fund had a slight overweight exposure to equities that detracted from its performance. Bonds outperformed equities for the reporting period, and the Fund’s overall fixed income exposure contributed positively to its total returns.

8	Visit our website at www.jennisondryden.com

What impact did the underlying mutual funds have on the Fund’s performance?

Active management of the underlying mutual funds had a mixed impact on the Fund’s return for the reporting period. Half of the funds generated positive excess returns relative to their respective benchmark indexes, including the Jennison Mid Cap Growth Fund, which outperformed its benchmark index by more than 7%. However, the other half of the underlying mutual funds lagged their respective benchmark indexes. The Dryden Small Cap Core Equity Fund posted the worst relative performance, underperforming its benchmark index by more than 5%.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	9

Your Fund’s Performance

Fund objective

The investment objective of the JennisonDryden Moderate Allocation Fund is capital appreciation and a reasonable level of current income. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.64%; Class B, 2.34%; Class C, 2.34%; Class R, 2.09%; Class Z, 1.34%. Net operating expenses apply to: Class A, 1.59%; Class B, 2.34%; Class C, 2.34%; Class R, 1.84%; Class Z, 1.34%, after contractual reduction through 1/31/2010. These figures include a weighted average of the net operating expenses of the underlying Funds in which the Fund invests. Such expenses, annualized, amounted to 0.84% for each share class.

Cumulative Total Returns as of 9/30/08
	One Year	Since Inception[1]
Class A	–16.72%	18.50%
Class B	–17.34	14.51
Class C	–17.35	14.40
Class R	–16.86	–10.38
Class Z	–16.49	19.65
JDAA Moderate Customized Blend[2]	–15.86	**
Russell 1000 Index[3]	–22.10	***
S&P 500 Index[4]	–21.96	****
Lipper Mixed-Asset Target Allocation Growth Funds Avg.[5]	–17.90	*****

Average Annual Total Returns[6] as of 9/30/08
	One Year	Since Inception[1]
Class A	–21.30%	2.54%
Class B	–21.29	2.85
Class C	–18.14	3.03
Class R	–16.86	–6.17
Class Z	–16.49	4.06
JDAA Moderate Customized Blend[2]	–15.86	**
Russell 1000 Index[3]	–22.10	***
S&P 500 Index[4]	–21.96	****
Lipper Mixed-Asset Target Allocation Growth Funds Avg.[5]	–17.90	*****

10	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Sources: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, JDAA Moderate Customized Blend and Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The JennisonDryden Asset Allocation (JDAA) Moderate Customized Blend is a model portfolio consisting of the Russell 3000 Index (45%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE ND) Index (15%), the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) (20%), the Merrill Lynch 1-3 Year Corporate Index (15%), and the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%). Each component of the JDAA Moderate Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Moderate Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The JDAA Moderate Customized Blend does not reflect deductions for any sales charges, operating expenses of a mutual fund, or taxes.

3The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

4The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

5The Lipper Average represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Funds in the Lipper Average have a primary objective to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%.

6The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**JDAA Moderate Customized Blend Closest Month-End to Inception cumulative total returns are 18.62% for Class A, Class B, Class C, and Class Z; and –9.57% for Class R. JDAA Moderate Customized Blend Closest Month-End to Inception average annual total returns are 3.87% for Class A, Class B, Class C, and Class Z; and –5.58% for Class R.

***Russell 1000 Index Closest Month-End to Inception cumulative total returns are 14.22% for Class A, Class B, Class C, and Class Z; and –14.85% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns are 3.00% for Class A, Class B, Class C, and Class Z; and –8.78% for Class R.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	11

Your Fund’s Performance (continued)

****S&P 500 Index Closest Month-End to Inception cumulative total returns are 12.78% for Class A, Class B, Class C, and Class Z; and –14.84% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 2.71% for Class A, Class B, Class C, and Class Z; and –8.77% for Class R.

*****Lipper Mixed-Asset Closest Month-End to Inception cumulative total returns are 12.19% for Class A, Class B, Class C, and Class Z; and –11.28% for Class R. Lipper Mixed-Asset Closest Month-End to Inception average annual total returns are 2.53% for Class A, Class B, Class C, and Class Z; and –6.65% for Class R.

Investors cannot invest directly in an index. The returns for the JDAA Moderate Customized Blend, Russell 1000 Index, and S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

12	Visit our website at www.jennisondryden.com

Performance Target—JDAA Moderate Customized Blend

The JennisonDryden Moderate Allocation Fund seeks to beat a performance target—the JDAA Moderate Customized Blend—consisting of a weighted average return of five securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2008, and their weightings in the JennisonDryden Moderate Customized Blend. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The JennisonDryden Moderate Allocation Fund seeks to beat this target by holding positions in specific JennisonDryden mutual funds. In response to market developments, the Fund’s investment adviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays Capital U.S. Aggregate Index is an index of investment grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short and intermediate-term bonds have performed.

The Merrill Lynch 1-3 Year Corporate Index consists of fixed-rate, coupon-bearing corporate bonds with a maturity of one to three years and a rating of BBB/Baa3 and above.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Russell 3000 Index represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Standard & Poor’s (S&P) Developed BMI Property Net Index is a broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-U.S.) as well as by country.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	13

Strategy and Performance Overview

Moderate Allocation Fund Performance

How did the Fund perform?

The JennisonDryden Moderate Allocation Fund Class A shares declined 16.72% for the 12-month reporting period ended September 30, 2008, which was more than the 15.86% decline of its customized benchmark (described on the preceding page) but less than the 17.90% decline of the Lipper Mixed-Asset Target Allocation Growth Funds Average.

How is the Fund managed?

The Fund seeks higher returns than its customized benchmark by investing in JennisonDryden mutual funds. Ibbotson Associates determines the long-term strategic allocations to the underlying mutual funds primarily by analyzing each fund’s characteristic exposure to different asset classes and investment styles. Quantitative Management Associates LLC (QMA) oversees the day-to-day allocation, taking into consideration current market conditions.

The Fund’s performance can be analyzed in two components:

•	Asset allocation decisions, which are a blend of Ibbotson’s longer-term strategic shifts and QMA’s shorter-term day-to-day management of the Fund.

•	Fund manager’s performance, which is how the underlying JennisonDryden mutual funds performed.

What shifts in asset allocation did Ibbotson recommend during the reporting period?

Ibbotson recommended the Fund reallocate its large-cap core equity exposure into large-cap growth and large-cap value. This was done because the Fund replaced the Dryden Large Cap Core Equity Fund with the Dryden U.S. Equity Active Extension Fund, which can invest more broadly in the equity market, including in smaller-cap stocks. As a result of these changes, the Fund’s small-cap stock exposure increased by 2%.

Ibbotson also recommended the Fund’s global real estate investment trust (REIT) exposure increase by 1%, but its international equity exposure decrease by 1%. As for allocation to the fixed income markets, Ibbotson recommended the Fund increase its exposure to high yield corporate bonds by 2% at the expense of its exposure to intermediate-term bonds.

How did asset allocation decisions affect the Fund’s performance?

The Fund’s performance was ultimately driven by its 65% target exposure to U.S. and international stock markets. Relative to this target, the Fund had a slight overweight exposure to equities that detracted from its performance. Bonds outperformed equities for the reporting period, and the Fund’s overall fixed income exposure contributed positively to its total return.

14	Visit our website at www.jennisondryden.com

What impact did the underlying mutual funds have on the Fund’s performance?

Active management of the underlying mutual funds had a mixed impact on the Fund’s return for the reporting period. Half of the funds generated positive excess returns relative to their respective benchmark indexes, including the Jennison Mid Cap Growth Fund, which outperformed its benchmark index by more than 7% for the reporting period. However, the other half of the underlying mutual funds lagged their respective benchmarks. The Dryden Small Cap Core Equity Fund posted the worst relative performance, underperforming its benchmark index by more than 5% for the reporting period.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	15

Your Fund’s Performance

Fund objective

The investment objective of the JennisonDryden Growth Allocation Fund is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.86%; Class B, 2.56%; Class C, 2.56%; Class R, 2.31%; Class Z, 1.56%. Net operating expenses apply to: Class A, 1.63%; Class B, 2.38%; Class C, 2.38%; Class R, 1.88%; Class Z, 1.38%, after contractual reduction through 1/31/2010. These figures include a weighted average of the net operating expenses of the underlying Funds in which the Fund invests. Such expenses, annualized, amounted to 0.87% for each share class.

Cumulative Total Returns as of 9/30/08
	One Year	Since Inception[1]
Class A	–23.72%	18.61%
Class B	–24.26	14.86
Class C	–24.20	14.86
Class R	–23.84	–16.75
Class Z	–23.44	20.05
JDAA Growth Customized Blend[2]	–22.07	**
Russell 1000 Index[3]	–22.10	***
S&P 500 Index[4]	–21.96	****
Lipper Multi-Cap Core Funds Avg.[5]	–22.79	*****

Average Annual Total Returns[6] as of 9/30/08
	One Year	Since Inception[1]
Class A	–27.92%	2.56%
Class B	–27.91	2.92
Class C	–24.93	3.12
Class R	–23.84	–10.11
Class Z	–23.44	4.14
JDAA Growth Customized Blend[2]	–22.07	**
Russell 1000 Index[3]	–22.10	***
S&P 500 Index[4]	–21.96	****
Lipper Multi-Cap Core Funds Avg.[5]	–22.79	*****

16	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Sources: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, JDAA Growth Customized Blend, and Lipper Multi-Cap Core Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The JennisonDryden Asset Allocation (JDAA) Growth Customized Blend is a model portfolio consisting of the Russell 3000 Index (60%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE ND) Index (25%), the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) (10%), and the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%). Each component of the JDAA Growth Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Growth Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The JDAA Growth Customized Blend does not reflect deductions for any sales charges, operating expenses of a mutual fund, or taxes.

3The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

4The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

5The Lipper Average represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.

6The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**JDAA Growth Customized Blend Closest Month-End to Inception cumulative total returns are 20.22% for Class A, Class B, Class C, and Class Z; and –14.97% for Class R. JDAA Growth Customized Blend Closest Month-End to Inception average annual total returns are 4.18% for Class A, Class B, Class C, and Class Z; and –8.85% for Class R.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	17

Your Fund’s Performance (continued)

***Russell 1000 Index Closest Month-End to Inception cumulative total returns are 14.22% for Class A, Class B, Class C, and Class Z; and –14.85% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns are 3.00% for Class A, Class B, Class C, and Class Z; and –8.78% for Class R.

****S&P 500 Index Closest Month-End to Inception cumulative total returns are 12.78% for Class A, Class B, Class C, and Class Z; and –14.84% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 2.71% for Class A, Class B, Class C, and Class Z; and –8.77% for Class R.

*****Lipper Multi-Cap Closest Month-End to Inception cumulative total returns are 12.12% for Class A, Class B, Class C, and Class Z; and –15.38% for Class R. Lipper Multi-Cap Closest Month-End to Inception average annual total returns are 2.49% for Class A, Class B, Class C, and Class Z; and –9.16% for Class R.

Investors cannot invest directly in an index. The returns for the JDAA Growth Customized Blend, Russell 1000 Index, and S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

18	Visit our website at www.jennisondryden.com

Performance Target—JDAA Growth Customized Blend

The JennisonDryden Growth Allocation Fund seeks to exceed a performance target—the JDAA Growth Customized Blend—consisting of a weighted average return of four securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2008, and their weightings in the JennisonDryden Growth Customized Blend. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The JennisonDryden Growth Allocation Fund seeks to exceed this target by holding positions in specific JennisonDryden mutual funds. In response to market developments, the Fund’s investment adviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays Capital U.S. Aggregate Index is an index of investment grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short and intermediate-term bonds have performed.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Russell 3000 Index represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Standard & Poor’s (S&P) Developed BMI Property Net Index is a broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-U.S.) as well as by country.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	19

Strategy and Performance Overview

Growth Allocation Fund Performance

How did the Fund perform?

The JennisonDryden Growth Allocation Fund Class A shares declined 23.72% for the 12-month reporting period ended September 30, 2008, which was more than the 22.07% decline of its customized benchmark (described on the preceding page) and the 22.79% decline of the Lipper Multi-Cap Core Funds Average.

How is the Fund managed?

The Fund seeks higher returns than its customized benchmark by investing in JennisonDryden mutual funds. Ibbotson Associates determines the long-term strategic allocations to the underlying mutual funds primarily by analyzing each fund’s characteristic exposure to different asset classes and investment styles. Quantitative Management Associates LLC (QMA) oversees the day-to-day allocation, taking into consideration current market conditions.

The Fund’s performance can be analyzed in two components:

•	Asset allocation decisions, which are a blend of Ibbotson’s longer-term strategic shifts and QMA’s shorter-term day-to-day management of the Fund.

•	Fund manager’s performance, which is how the underlying JennisonDryden mutual funds performed.

What shifts in asset allocation did Ibbotson recommend during the reporting period?

Ibbotson recommended the Fund reallocate its large-cap core equity exposure into large-cap growth and large-cap value. This was done because the Fund replaced the Dryden Large Cap Core Equity Fund with the Dryden U.S. Equity Active Extension Fund, which can invest more broadly in the equity market, including in smaller-cap stocks. As a result of these changes, the Fund’s small-cap stock exposure increased by 2%. Ibbotson also recommended the Fund increase its exposure to mid-cap growth and mid-cap value shares by 1%. It recommended the Fund’s global real estate investment trust (REIT) exposure and international equity exposure both decrease by 1%.

How did asset allocation decisions affect the Fund’s performance?

The Fund’s performance was ultimately driven by its 90% target exposure to U.S. and international stock markets. Relative to this target, the Fund had a slight overweight exposure to equities that detracted from its performance. Bonds outperformed equities for the reporting period, and the Fund’s overall fixed income exposure contributed positively to its total return.

20	Visit our website at www.jennisondryden.com

What impact did the underlying mutual funds have on the Fund’s performance?

Active management of the underlying mutual funds had a mixed impact on the Fund’s return for the reporting period. Less than half of the funds generated positive excess returns relative to their respective benchmarks, including the Jennison Mid Cap Growth Fund, which outperformed its benchmark index by more than 7% for the reporting period. However, the other half of the underlying mutual funds lagged their respective benchmark indexes. The Dryden Small Cap Core Equity Fund posted the worst relative performance, underperforming its benchmark index by more than 5% for the reporting period.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	21

Fees and Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested on April 1, 2008, at the beginning of the period, and held through the six-month period ended September 30, 2008. These examples are for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the tables on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the tables, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

22	Visit our website at www.jennisondryden.com

Hypothetical Example for Comparison Purposes

The second line for each share class in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

JennisonDryden Conservative Allocation Fund		Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$933.10	1.53%	$7.39
	Hypothetical	$1,000.00	$1,017.35	1.53%	$7.72

Class B	Actual	$1,000.00	$928.70	2.28%	$10.99
	Hypothetical	$1,000.00	$1,013.60	2.28%	$11.48

Class C	Actual	$1,000.00	$929.60	2.28%	$11.00
	Hypothetical	$1,000.00	$1,013.60	2.28%	$11.48

Class R	Actual	$1,000.00	$931.70	1.78%	$8.60
	Hypothetical	$1,000.00	$1,016.10	1.78%	$8.97

Class Z	Actual	$1,000.00	$933.50	1.28%	$6.19
	Hypothetical	$1,000.00	$1,018.60	1.28%	$6.46

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	23

Fees and Expenses (continued)

JennisonDryden Moderate Allocation Fund		Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$899.50	1.61%	$7.65
	Hypothetical	$1,000.00	$1,016.95	1.61%	$8.12

Class B	Actual	$1,000.00	$896.50	2.36%	$11.19
	Hypothetical	$1,000.00	$1,013.20	2.36%	$11.88

Class C	Actual	$1,000.00	$895.70	2.36%	$11.18
	Hypothetical	$1,000.00	$1,013.20	2.36%	$11.88

Class R	Actual	$1,000.00	$898.60	1.86%	$8.83
	Hypothetical	$1,000.00	$1,015.70	1.86%	$9.37

Class Z	Actual	$1,000.00	$900.40	1.36%	$6.46
	Hypothetical	$1,000.00	$1,018.20	1.36%	$6.86

JennisonDryden Growth Allocation Fund		Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$863.20	1.71%	$7.97
	Hypothetical	$1,000.00	$1,016.45	1.71%	$8.62

Class B	Actual	$1,000.00	$860.50	2.46%	$11.44
	Hypothetical	$1,000.00	$1,012.70	2.46%	$12.38

Class C	Actual	$1,000.00	$859.80	2.46%	$11.44
	Hypothetical	$1,000.00	$1,012.70	2.46%	$12.38

Class R	Actual	$1,000.00	$862.50	1.96%	$9.13
	Hypothetical	$1,000.00	$1,015.20	1.96%	$9.87

Class Z	Actual	$1,000.00	$864.90	1.46%	$6.81
	Hypothetical	$1,000.00	$1,017.70	1.46%	$7.36

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2008, and divided by the 366 days in the Fund’s fiscal year ended September 30, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

24	Visit our website at www.jennisondryden.com

JennisonDryden Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2008

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.5%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Dryden Global Real Estate Fund (Class Z)	163,043	$2,957,601
Dryden Government Income Fund, Inc. (Class Z)	1,687,757	14,649,728
Dryden High Yield Fund, Inc. (Class Z)	589,065	2,862,854
Dryden International Equity Fund (Class Z)	423,090	2,657,005
Dryden Mid Cap Value Fund (Class Z)	86,774	1,009,183
Dryden Short-Term Corporate Bond Fund (Class Z)	1,479,900	15,538,952
Dryden Small-Cap Core Equity Fund, Inc. (Class Z)(a)	60,916	1,058,722
Dryden US Equity Active Extension Fund (Class Z)	365,482	2,894,617
Jennison 20/20 Focus Fund (Class Z)	270,660	3,502,343
Jennison Growth Fund (Class Z)	177,539	2,647,102
Jennison Mid-Cap Growth Fund, Inc. (Class Z)(a)	57,795	1,260,519
Jennison Natural Resources Fund, Inc. (Class Z)	25,392	1,102,001
Jennison Value Fund (Class Z)	355,735	4,973,180

TOTAL LONG-TERM INVESTMENTS (cost $61,402,796)		57,113,807

SHORT-TERM INVESTMENT 2.0%

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund - Taxable Money Market Series (cost $1,184,722; Note 3)	1,184,722	1,184,722

TOTAL INVESTMENTS(b) 100.5% (cost $62,587,518; Note 5)		58,298,529
Liabilities in excess of other assets (0.5%)		(284,666)

NET ASSETS 100.0%		$58,013,863

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	25

JennisonDryden Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2008 continued

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2008 were as follows:

Short-Term Debt	26.8%
U.S. Government Debt	25.3
Large-Cap Core	11.0
Large-Cap Value	8.6
Real Estate	5.1
High Yield	4.9
International	4.6
Large-Cap Growth	4.6
Small/Mid-Cap Growth	2.2
Sector	1.9
Small-Cap Core	1.8
Small/Mid-Cap Value	1.7

98.5
Short-Term Investment	2.0
Liabilities in excess of other assets	(0.5)

100.0%

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

JennisonDryden Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2008

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.4%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Dryden Global Real Estate Fund (Class Z)	311,307	$5,647,101
Dryden Government Income Fund, Inc. (Class Z)	1,819,659	15,794,641
Dryden High Yield Fund, Inc. (Class Z)	750,016	3,645,077
Dryden International Equity Fund (Class Z)	1,688,438	10,603,390
Dryden Mid-Cap Value Fund (Class Z)	182,161	2,118,530
Dryden Short-Term Corporate Bond Fund (Class Z)	1,579,722	16,587,078
Dryden Small-Cap Core Equity Fund, Inc. (Class Z)(a)	235,914	4,100,178
Dryden US Equity Active Extention Fund (Class Z)	975,118	7,722,934
Jennison 20/20 Focus Fund (Class Z)	714,048	9,239,779
Jennison Equity Opportunity Fund (Class Z)	382,088	4,424,577
Jennison Growth Fund (Class Z)	582,474	8,684,682
Jennison Mid-Cap Growth Fund, Inc. (Class Z)(a)	217,888	4,752,132
Jennison Natural Resources Fund, Inc. (Class Z)	72,025	3,125,887
Jennison Value Fund (Class Z)	885,504	12,379,342

TOTAL LONG-TERM INVESTMENTS (cost $119,530,118)		108,825,328

SHORT-TERM INVESTMENT 0.6%

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund - Taxable Money Market Series (cost $630,408; Note 3)	630,408	630,408

TOTAL INVESTMENTS(b) 100.0% (cost $120,160,526; Note 5)		109,455,736
Other assets in excess of liabilities		16,365

NET ASSETS 100.0%		$109,472,101

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as a manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	27

JennisonDryden Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2008 continued

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2008 were as follows:

Large-Cap Core	15.5%
Short-Term Debt	15.2
U.S. Government Debt	14.4
Large/Mid-Cap Growth	12.2
Large-Cap Value	11.3
International	9.7
Global Real Estate	5.2
Multi-Cap Value	4.0
Small-Cap Core	3.8
High Yield	3.3
Natural Resources	2.9
Small/Mid-Cap Value	1.9

99.4
Short-Term Investment	0.6
Other assets in excess of liabilities	— (a)

100%

(a)	Less than 0.05%

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

JennisonDryden Growth Allocation Fund

Portfolio of Investments

as of September 30, 2008

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.3%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Dryden Global Real Estate (Class Z)	180,708	$3,278,048
Dryden International Equity Fund (Class Z)	1,688,757	10,605,396
Dryden Mid-Cap Value (Class Z)	153,674	1,787,226
Dryden Small-Cap Core Equity Fund, Inc. (Class Z)(a)	278,916	4,847,552
Dryden Total Return Bond Fund, Inc. (Class Z)	436,680	5,209,593
Dryden US Equity Active Extension Fund (Class Z)	752,464	5,959,516
Jennison 20/20 Focus Fund (Class Z)	496,774	6,428,255
Jennison Equity Opportunity Fund (Class Z)	222,263	2,573,803
Jennison Growth Fund (Class Z)	475,490	7,089,559
Jennison Mid-Cap Growth Fund, Inc. (Class Z)(a)	188,957	4,121,145
Jennison Natural Resources Fund, Inc. (Class Z)	56,625	2,457,513
Jennison Value Fund (Class Z)	617,392	8,631,145

TOTAL LONG-TERM INVESTMENTS (cost $72,095,841)		62,988,751

SHORT-TERM INVESTMENT 1.0%

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund - Taxable Money Market Series (cost $648,374; Note 3)	648,374	648,374

TOTAL INVESTMENTS(b) 100.3% (cost $72,744,215; Note 5)		63,637,125
Liabilities in excess of other assets (0.3%)		(225,933)

NET ASSETS 100.0%		$63,411,192

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	29

JennisonDryden Growth Allocation Fund

Portfolio of Investments

as of September 30, 2008 continued

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2008 were as follows:

Large-Cap Value	23.0%
International	16.7
Large-Cap Growth	11.2
Large-Cap Core	10.1
Multi-Sector Debt	8.2
Small-Cap Core	7.6
Small/Mid-Cap Growth	6.5
Real Estate	5.2
Multi-Cap Value	4.1
Sector	3.9
Small/Mid-Cap Value	2.8

99.3
Short-Term Investment	1.0
Liabilities in excess of other assets	(0.3)

100.0%

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Financial Statements

SEPTEMBER 30, 2008	ANNUAL REPORT

JennisonDryden Asset Allocation Funds

JennisonDryden Conservative Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2008

Assets
Affiliated investments, at value (cost $62,587,518)	$58,298,529
Receivable for investments sold	1,300,000
Receivable for Fund shares sold	402,285
Dividends receivable	24,226
Prepaid expenses	893

Total assets	60,025,933

Liabilities
Payable for investments purchased	1,600,000
Payable for Fund shares reacquired	307,190
Accrued expenses	67,323
Distribution fee payable	29,440
Affiliated transfer agent fee payable	6,420
Management fee payable	1,009
Deferred directors’ fees	688

Total liabilities	2,012,070

Net Assets	$58,013,863

Net assets were comprised of:
Common stock, at par	$5,652
Paid-in capital in excess of par	61,878,969

61,884,621
Undistributed net investment income	231,042
Accumulated net realized gain on investment transactions	187,189
Net unrealized depreciation on investments	(4,288,989)

Net assets, September 30, 2008	$58,013,863

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($27,730,024 ÷ 2,697,411 shares of common stock issued and outstanding)	$10.28
Maximum sales charge (5.50% of offering price)	.60

Maximum offering price to public	$10.88

Class B
Net asset value, offering price and redemption price per share ($20,376,379 ÷ 1,988,568 shares of common stock issued and outstanding)	$10.25

Class C
Net asset value, offering price and redemption price per share ($8,884,407 ÷ 866,749 shares of common stock issued and outstanding)	$10.25

Class R
Net asset value, offering price and redemption price per share ($2,276 ÷ 220.65 shares of common stock issued and outstanding)	$10.31

Class Z
Net asset value, offering price and redemption price per share ($1,020,777 ÷ 98,952 shares of common stock issued and outstanding)	$10.32

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	33

JennisonDryden Moderate Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2008

Assets
Affiliated investments, at value (cost $120,160,526)	$109,455,736
Receivable for Fund shares sold	428,443
Dividends receivable	27,298
Prepaid expenses	1,951

Total assets	109,913,428

Liabilities
Payable for Fund shares reacquired	242,244
Accrued expenses	102,932
Distribution fee payable	58,747
Management fee payable	18,987
Affiliated transfer agent fee payable	17,667
Deferred directors’ fees	750

Total liabilities	441,327

Net Assets	$109,472,101

Net assets were comprised of:
Common stock, at par	$10,326
Paid-in capital in excess of par	118,215,866

118,226,192
Undistributed net investment income	289,642
Accumulated net realized gain on investment transactions	1,661,057
Net unrealized depreciation on investments	(10,704,790)

Net assets, September 30, 2008	$109,472,101

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($51,801,598 ÷ 4,866,818 shares of common stock issued and outstanding)	$10.64
Maximum sales charge (5.50% of offering price)	.62

Maximum offering price to public	$11.26

Class B
Net asset value, offering price and redemption price per share ($40,355,052 ÷ 3,820,661 shares of common stock issued and outstanding)	$10.56

Class C
Net asset value, offering price and redemption price per share ($15,023,708 ÷ 1,423,234 shares of common stock issued and outstanding)	$10.56

Class R
Net asset value, offering price and redemption price per share ($2,135 ÷ 200.8 shares of common stock issued and outstanding)	$10.63

Class Z
Net asset value, offering price and redemption price per share ($2,289,608 ÷ 214,716 shares of common stock issued and outstanding)	$10.66

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	35

JennisonDryden Growth Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2008

Assets
Affiliated investments, at value (cost $72,744,215)	$63,637,125
Receivable for Fund shares sold	174,579
Dividends receivable	6,927
Prepaid expenses	1,288

Total assets	63,819,919

Liabilities
Payable for Fund shares reacquired	263,779
Accrued expenses	62,782
Distribution fee payable	37,806
Management fee payable	28,235
Affiliated transfer agent fee payable	15,377
Deferred directors’ fees	748

Total liabilities	408,727

Net Assets	$63,411,192

Net assets were comprised of:
Common stock, at par	$5,779
Paid-in capital in excess of par	72,111,628

72,117,407
Accumulated net investment loss	(747)
Accumulated net realized gain on investment transactions	401,622
Net unrealized depreciation on investments	(9,107,090)

Net assets, September 30, 2008	$63,411,192

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($26,501,391 ÷ 2,399,493 shares of common stock issued and outstanding)	$11.04
Maximum sales charge (5.50% of offering price)	.64

Maximum offering price to public	$11.68

Class B
Net asset value, offering price and redemption price per share ($28,335,043 ÷ 2,595,185 shares of common stock issued and outstanding)	$10.92

Class C
Net asset value, offering price and redemption price per share ($8,134,897 ÷ 744,371 shares of common stock issued and outstanding)	$10.93

Class R
Net asset value, offering price and redemption price per share ($2,006 ÷ 181.7 shares of common stock issued and outstanding)	$11.04

Class Z
Net asset value, offering price and redemption price per share ($437,855 ÷ 39,528 shares of common stock issued and outstanding)	$11.08

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	37

JennisonDryden Conservative Allocation Fund

Statement of Operations

Year Ended September 30, 2008

Net Investment Income
Income
Affiliated dividend income	$1,551,949

Expenses
Management fee	99,342
Distribution fee—Class A	65,576
Distribution fee—Class B	155,005
Distribution fee—Class C	72,195
Distribution fee—Class R	16
Registration fees	94,000
Custodian’s fees and expenses	56,000
Transfer agent’s fees and expenses (including affiliated expense of $24,300) (Note 3)	43,000
Audit fee	21,000
Reports to shareholders	21,000
Legal fees and expenses	17,000
Directors’ fees	11,000
Insurance	1,000
Miscellaneous	11,741

Total expenses	667,875
Less: Expense subsidy (Note 2)	(124,223)

Net expenses	543,652

Net investment income	1,008,297

Net Realized And Unrealized Gain (Loss) On Investments
Net realized loss on investment transactions	(487,526)
Net capital gain distributions received	1,037,858

550,332
Net change in unrealized depreciation on investments	(7,402,921)

Net loss on investments	(6,852,589)

Net Decrease In Net Assets Resulting From Operations	$(5,844,292)

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

JennisonDryden Moderate Allocation Fund

Statement of Operations

Year Ended September 30, 2008

Net Investment Income
Income
Affiliated dividend income	$2,516,419

Expenses
Management fee	223,541
Distribution fee—Class A	130,101
Distribution fee—Class B	411,667
Distribution fee—Class C	158,859
Distribution fee—Class R	12
Transfer agent’s fees and expenses (including affiliated expense of $68,200) (Note 3)	127,000
Registration fees	90,000
Custodian’s fees and expenses	55,000
Audit fee	21,000
Reports to shareholders	15,000
Directors’ fees	12,000
Legal fees and expenses	12,000
Interest expense (Note 8)	1,912
Insurance	1,700
Miscellaneous	2,790

Total expenses	1,262,582

Net investment income	1,253,837

Net Realized And Unrealized Gain (Loss) On Investments
Net realized loss on investment transactions	(813,229)
Net capital gain distributions received	3,669,073

2,855,844
Net change in unrealized appreciation (depreciation) on investments	(25,467,095)

Net loss on investments	(22,611,251)

Net Decrease In Net Assets Resulting From Operations	$(21,357,414)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	39

JennisonDryden Growth Allocation Fund

Statement of Operations

Year Ended September 30, 2008

Net Investment Income
Income
Affiliated dividend income	$948,603

Expenses
Management fee	138,841
Distribution fee—Class A	71,837
Distribution fee—Class B	310,132
Distribution fee—Class C	90,569
Distribution fee—Class R	12
Transfer agent’s fees and expenses (including affiliated expense of $62,600) (Note 3)	114,000
Registration fees	80,000
Custodian’s fees and expenses	53,000
Reports to shareholders	31,000
Audit fee	21,000
Legal fees and expenses	13,000
Directors’ fees	11,000
Insurance	1,000
Interest expense (Note 8)	615
Miscellaneous	12,666

Total expenses	948,672
Less: Expense subsidy (Note 2)	(124,619)

Net expenses	824,053

Net investment income	124,550

Net Realized And Unrealized Gain (Loss) On Investments
Net realized loss on investment transactions	(1,271,976)
Net capital gain distributions received	2,910,701

1,638,725
Net change in unrealized depreciation on investments	(20,662,936)

Net loss on investments	(19,024,211)

Net Decrease In Net Assets Resulting From Operations	$(18,899,661)

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

JennisonDryden Conservative Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,008,297	$646,431
Net realized gain (loss) on investment transactions	(487,526)	173,092
Net capital gain distributions received	1,037,858	470,931
Net change in unrealized appreciation (depreciation) on investments	(7,402,921)	1,520,408

Net increase (decrease) in net assets resulting from operations	(5,844,292)	2,810,862

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(758,318)	(345,352)
Class B	(330,993)	(173,472)
Class C	(161,709)	(58,005)
Class R	(72)	(18)
Class Z	(15,659)	(4,174)

	(1,266,751)	(581,021)

Distributions from net realized gains
Class A	(322,637)	(139,400)
Class B	(181,593)	(109,514)
Class C	(91,272)	(35,116)
Class R	(35)	—
Class Z	(5,535)	(1,296)

	(601,072)	(285,326)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	37,342,492	20,678,690
Net asset value of shares issued in reinvestment of dividends and distributions	1,783,302	829,721
Cost of shares reacquired	(13,228,208)	(7,937,579)

Net increase in net assets from Fund share transactions	25,897,586	13,570,832

Total increase	18,185,471	15,515,347

Net Assets
Beginning of year	39,828,392	24,313,045

End of year(a)	$58,013,863	$39,828,392

(a) Includes undistributed net investment income of:	$231,042	$257,914

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	41

JennisonDryden Moderate Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,253,837	$844,203
Net realized gain (loss) on investment transactions	(813,229)	766,502
Net capital gain distributions received	3,669,073	2,114,580
Net change in unrealized appreciation (depreciation) on investments	(25,467,095)	6,746,587

Net increase (decrease) in net assets resulting from operations	(21,357,414)	10,471,872

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,176,934)	(551,496)
Class B	(717,674)	(347,417)
Class C	(270,750)	(103,347)
Class R	(56)	—
Class Z	(55,881)	(31,907)

	(2,221,295)	(1,034,167)

Distributions from net realized gains
Class A	(1,267,671)	(408,369)
Class B	(1,037,365)	(412,392)
Class C	(391,357)	(122,676)
Class R	(67)	—
Class Z	(54,669)	(21,572)

	(2,751,129)	(965,009)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	49,791,477	35,032,861
Net asset value of shares issued in reinvestment of dividends and distributions	4,748,109	1,906,406
Cost of shares reacquired	(21,823,977)	(13,754,910)

Net increase in net assets from Fund share transactions	32,715,609	23,184,357

Total increase	6,385,771	31,657,053

Net Assets
Beginning of year	103,086,330	71,429,277

End of year(a)	$109,472,101	$103,086,330

(a) Includes undistributed net investment income of:	$289,642	$422,785

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

JennisonDryden Growth Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$124,550	$(103,187)
Net realized gain (loss) on investment transactions	(1,271,976)	254,327
Net capital gain distributions received	2,910,701	1,445,461
Net change in unrealized appreciation (depreciation) on investments	(20,662,936)	5,861,599

Net increase (decrease) in net assets resulting from operations	(18,899,661)	7,458,200

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(582,981)	(178,008)
Class B	(446,835)	(113,620)
Class C	(134,941)	(33,765)
Class R	(44)	—
Class Z	(9,676)	(7,002)

	(1,174,477)	(332,395)

Distributions from net realized gains
Class A	(564,519)	(149,715)
Class B	(622,569)	(197,667)
Class C	(188,012)	(58,742)
Class R	(53)	—
Class Z	(8,492)	(4,913)

	(1,383,645)	(411,037)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	31,212,084	25,333,608
Net asset value of shares issued in reinvestment of dividends and distributions	2,478,962	727,446
Cost of shares reacquired	(13,273,961)	(7,023,279)

Net increase in net assets from Fund share transactions	20,417,085	19,037,775

Total increase (decrease)	(1,040,698)	25,752,543

Net Assets
Beginning of year	64,451,890	38,699,347

End of year	$63,411,192	$64,451,890

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	43

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series (“Fund” or “Funds”): Jennison Equity Opportunity Fund, Jennison Growth Fund, and Dryden Active Allocation Fund which are diversified funds and JennisonDryden Conservative Allocation Fund (“Conservative Allocation Fund”), JennisonDryden Moderate Allocation Fund (“Moderate Allocation Fund”) and JennisonDryden Growth Allocation Fund (“Growth Allocation Fund”) which are non-diversified. These financial statements relate to the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund (collectively referred to as “Asset Allocation Funds”). The inception date of the Asset Allocation Funds was March 30, 2004.

The Conservative Allocation Fund’s investment objective is current income and a reasonable level of capital appreciation. The Moderate Allocation Fund’s investment objective is capital appreciation and a reasonable level of current income. The Growth Allocation Fund’s investment objective is long-term capital appreciation. Each Asset Allocation Fund seeks to achieve its objective by investing in a combination of mutual funds in the JennisonDryden mutual fund family (each, an underlying fund). Each Fund in the Asset Allocation Funds is typically referred to as a “Fund of Funds” because it invests in other mutual funds. The Asset Allocation Funds may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Asset Allocation Funds in the preparation of their financial statements.

Securities Valuation: Investments in the underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day. Short-term debt investments maturing within sixty days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market value.

44	Visit our website at www.jennisondryden.com

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses on the underlying funds are reflected in the net asset values of those funds.

Net Investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends will typically be distributed quarterly by the Conservative Allocation Fund and annually by the Moderate Allocation Fund and the Growth Allocation Fund. Each Asset Allocation Fund declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Company is treated as a separate taxpaying entity. It is each of the Asset Allocation Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Asset Allocation Funds with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Asset

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	45

Notes to Financial Statements

continued

Allocation Funds. In connection therewith, QMA is obligated to keep certain books and records of the Asset Allocation Funds. PI pays for the services of QMA, the compensation of officers of the Asset Allocation Funds, occupancy and certain clerical and bookkeeping costs of the Asset Allocation Funds. The Asset Allocation Funds bear all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .20 of 1% of each of the Asset Allocation Funds’ daily average net assets.

The Asset Allocation Funds have a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Asset Allocation Funds. The Asset Allocation Funds compensate PIMS for distributing and servicing the Asset Allocation Funds’ Class A, B, C and R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Asset Allocation Funds.

Pursuant to the Class A, B, C and R Plans, the Asset Allocation Funds compensate PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares and .50 of 1% of the average daily net assets of the Class R shares.

PI has contractually agreed to limit the net annual operating expenses (exclusive of taxes, interest, brokerage commissions, non-routine expenses, distribution and service (12b-1) fees and underlying fund fees and expenses) of each class of shares of the Asset Allocation Funds to .50 of 1% of each Asset Allocation Funds’ average daily net assets.

PIMS has advised the Asset Allocation Funds of its receipt of front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2008. These amounts were approximately as follows:

Fund	Class A
Conservative Allocation Fund	$300,200
Moderate Allocation Fund	533,600
Growth Allocation Fund	428,300

46	Visit our website at www.jennisondryden.com

From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Asset Allocation Funds of its receipt of contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders for the year ended September 30, 2008. These amounts were approximately as follows:

Fund	Class B	Class C
Conservative Allocation Fund	$59,500	$1,600
Moderate Allocation Fund	169,600	5,900
Growth Allocation Fund	142,200	3,000

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out of pocket expenses paid to non-affiliates, where applicable.

The Asset Allocation Funds pay networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2008, the Conservative Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund incurred approximately $10,800, $30,300 and $28,100, respectively, in total networking fees, of which approximately $8,600, $24,400 and $23,600, respectively, was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Asset Allocation Funds invest in the Taxable Money Market Series (the “Series”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	47

Notes to Financial Statements

continued

Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments, for the year ended September 30, 2008 were as follows:

Fund	Purchases	Sales
Conservative Allocation Fund	$37,544,938	$11,556,961
Moderate Allocation Fund	58,981,176	25,786,759
Growth Allocation Fund	36,783,916	15,409,193

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income/accumulated net investment loss and accumulated net realized gain on investment transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income/accumulated net investment loss and accumulated net realized gain on investment transactions. For the year ended September 30, 2008, the adjustments were as follows:

Fund	Undistributed Net Investment Income/Accumulated Net Investment Loss	Accumulated Net Realized Loss
Conservative Allocation Fund(a)	$231,582	$(231,582)
Moderate Allocation Fund(a)(b)	834,315	(834,315)
Growth Allocation Fund(a)(b)	1,049,882	(1,049,882)

(a)	Reclassification of short-term capital gain from underlying funds to ordinary income.
(b)	Reclassification of distributions.

For the year ended September 30, 2008, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
Conservative Allocation Fund	$1,679,933	$187,890
Moderate Allocation Fund	3,650,010	1,322,414
Growth Allocation Fund	1,556,045	1,002,007

48	Visit our website at www.jennisondryden.com

For the year ended September 30, 2007, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
Conservative Allocation Fund	$701,043	$165,304
Moderate Allocation Fund	1,285,504	713,672
Growth Allocation Fund	332,395	411,037

As of September 30, 2008, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Conservative Allocation Fund	$231,730	$900,445
Moderate Allocation Fund	290,392	3,106,128
Growth Allocation Fund	—	1,396,579

The United States federal income tax basis and net unrealized depreciation of the Asset Allocation Funds’ investments as of September 30, 2008 were as follows:

Fund	Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation
Conservative Allocation Fund	$63,300,774	$61,446	$(5,063,691)	$(5,002,245)
Moderate Allocation Fund	121,605,598	168,227	(12,318,089)	(12,149,862)
Growth Allocation Fund	73,739,172	265	(10,102,312)	(10,102,047)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Management has analyzed the Company’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2008, no provision for income tax would be required in the Asset Allocation Funds’ financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Company offers Class A, Class B, Class C, Class R and Class Z shares. There are 6.25 billion shares of $.001 par value of common stock of the Company authorized

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	49

Notes to Financial Statements

continued

which are divided into six series and five classes, designated Class A, Class B, Class C, Class R and Class Z. Each class of par value shares represents an interest in the same assets of the Company and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or services fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class R and Class Z shares are offered exclusively for sale to a limited group of investors. As of September 30, 2008, Prudential owned 221, 201, and 182 shares of Class R shares of the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund, respectively.

Transactions in shares of common stock were as follows:

Conservative Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2008:
Shares sold	1,446,474	$16,377,328
Shares issued in reinvestment of dividends and distributions	90,759	1,040,310
Shares reacquired	(664,479)	(7,420,232)

Net increase (decrease) in shares outstanding before conversion	872,754	9,997,406
Shares issued upon conversion from Class B	88,290	993,594

Net increase (decrease) in shares outstanding	961,044	$10,991,000

Year ended September 30, 2007:
Shares sold	1,039,325	$11,999,955
Shares issued in reinvestment of dividends and distributions	40,937	466,802
Shares reacquired	(390,248)	(4,507,921)

Net increase (decrease) in shares outstanding before conversion	690,014	7,958,836
Shares issued upon conversion from Class B	40,407	469,049

Net increase (decrease) in shares outstanding	730,421	$8,427,885

50	Visit our website at www.jennisondryden.com

Class B	Shares	Amount
Year ended September 30, 2008:
Shares sold	1,251,118	$13,893,433
Shares issued in reinvestment of dividends and distributions	42,849	491,275
Shares reacquired	(313,455)	(3,493,881)

Net increase (decrease) in shares outstanding before conversion	980,512	10,890,827
Shares reacquired upon conversion into Class A	(88,527)	(993,594)

Net increase (decrease) in shares outstanding	891,985	$9,897,233

Year ended September 30, 2007:
Shares sold	409,547	$4,719,261
Shares issued in reinvestment of dividends and distributions	24,146	274,017
Shares reacquired	(186,419)	(2,145,354)

Net increase (decrease) in shares outstanding before conversion	247,274	2,847,924
Shares reacquired upon conversion into Class A	(40,512)	(469,049)

Net increase (decrease) in shares outstanding	206,762	$2,378,875

Class C
Year ended September 30, 2008:
Shares sold	550,288	$6,142,787
Shares issued in reinvestment of dividends and distributions	20,137	230,853
Shares reacquired	(190,064)	(2,130,856)

Net increase (decrease) in shares outstanding	380,361	$4,242,784

Year ended September 30, 2007:
Shares sold	322,932	$3,732,532
Shares issued in reinvestment of dividends and distributions	7,344	83,436
Shares reacquired	(108,161)	(1,248,118)

Net increase (decrease) in shares outstanding	222,115	$2,567,850

Class R
Year ended September 30, 2008:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	—	$—

January 12, 2007* through September 30, 2007:
Shares sold	221	$2,500
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	221	$2,500

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	51

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended September 30, 2008:
Shares sold	85,489	$928,944
Shares issued in reinvestment of dividends and distributions	1,820	20,864
Shares reacquired	(16,565)	(183,239)

Net increase (decrease) in shares outstanding	70,744	$766,569

Year ended September 30, 2007:
Shares sold	19,337	$224,442
Shares issued in reinvestment of dividends and distributions	477	5,466
Shares reacquired	(3,116)	(36,186)

Net increase (decrease) in shares outstanding	16,698	$193,722

*	Inception date.

Moderate Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2008:
Shares sold	1,838,062	$22,696,461
Shares issued in reinvestment of dividends and distributions	186,853	2,361,824
Shares reacquired	(771,216)	(9,297,913)

Net increase (decrease) in shares outstanding before conversion	1,253,699	15,760,372
Shares issued upon conversion from Class B	116,938	1,433,251

Net increase (decrease) in shares outstanding	1,370,637	$17,193,623

Year ended September 30, 2007:
Shares sold	1,446,990	$18,567,132
Shares issued in reinvestment of dividends and distributions	74,867	926,851
Shares reacquired	(597,733)	(7,676,332)

Net increase (decrease) in shares outstanding before conversion	924,124	11,817,651
Shares issued upon conversion from Class B	87,703	1,121,442

Net increase (decrease) in shares outstanding	1,011,827	$12,939,093

52	Visit our website at www.jennisondryden.com

Class B	Shares	Amount
Year ended September 30, 2008:
Shares sold	1,470,558	$17,677,537
Shares issued in reinvestment of dividends and distributions	136,163	1,717,014
Shares reacquired	(686,244)	(8,236,826)

Net increase (decrease) in shares outstanding before conversion	920,477	11,157,725
Shares reacquired upon conversion into Class A	(117,660)	(1,433,251)

Net increase (decrease) in shares outstanding	802,817	$9,724,474

Year ended September 30, 2007:
Shares sold	816,217	$10,435,503
Shares issued in reinvestment of dividends and distributions	59,825	740,630
Shares reacquired	(333,100)	(4,266,635)

Net increase (decrease) in shares outstanding before conversion	542,942	6,909,498
Shares reacquired upon conversion into Class A	(88,014)	(1,121,442)

Net increase (decrease) in shares outstanding	454,928	$5,788,056

Class C
Year ended September 30, 2008:
Shares sold	631,151	$7,768,414
Shares issued in reinvestment of dividends and distributions	44,343	558,721
Shares reacquired	(277,929)	(3,298,671)

Net increase (decrease) in shares outstanding	397,565	$5,028,464

Year ended September 30, 2007:
Shares sold	429,711	$5,471,378
Shares issued in reinvestment of dividends and distributions	14,992	185,451
Shares reacquired	(121,367)	(1,549,955)

Net increase (decrease) in shares outstanding	323,336	$4,106,874

Class R
Year ended September 30, 2008:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	—	$—

January 12, 2007* through September 30, 2007:
Shares sold	200.8	$2,500
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	200.8	$2,500

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	53

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended September 30, 2008:
Shares sold	135,100	$1,649,065
Shares issued in reinvestment of dividends and distributions	8,746	110,550
Shares reacquired	(85,719)	(990,567)

Net increase (decrease) in shares outstanding	58,127	$769,048

Year ended September 30, 2007:
Shares sold	43,162	$556,348
Shares issued in reinvestment of dividends and distributions	4,319	53,474
Shares reacquired	(20,471)	(261,988)

Net increase (decrease) in shares outstanding	27,010	$347,834

*	Inception date.

Growth Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2008:
Shares sold	986,097	$13,430,182
Shares issued in reinvestment of dividends and distributions	79,779	1,124,892
Shares reacquired	(440,772)	(5,779,772)

Net increase (decrease) in shares outstanding before conversion	625,104	8,775,302
Shares issued upon conversion from Class B	48,701	633,461

Net increase (decrease) in shares outstanding	673,805	$9,408,763

Year ended September 30, 2007:
Shares sold	822,728	$11,733,949
Shares issued in reinvestment of dividends and distributions	23,862	325,715
Shares reacquired	(199,787)	(2,866,933)

Net increase (decrease) in shares outstanding before conversion	646,803	9,192,731
Shares issued upon conversion from Class B	39,683	565,480

Net increase (decrease) in shares outstanding	686,486	$9,758,211

54	Visit our website at www.jennisondryden.com

Class B	Shares	Amount
Year ended September 30, 2008:
Shares sold	1,035,431	$13,814,707
Shares issued in reinvestment of dividends and distributions	74,823	1,049,014
Shares reacquired	(420,389)	(5,458,228)

Net increase (decrease) in shares outstanding before conversion	689,865	9,405,493
Shares reacquired upon conversion into Class A	(49,147)	(633,461)

Net increase (decrease) in shares outstanding	640,718	$8,772,032

Year ended September 30, 2007:
Shares sold	721,374	$10,226,340
Shares issued in reinvestment of dividends and distributions	22,502	305,808
Shares reacquired	(210,511)	(2,989,402)

Net increase (decrease) in shares outstanding before conversion	533,365	7,542,746
Shares reacquired upon conversion into Class A	(40,013)	(565,480)

Net increase (decrease) in shares outstanding	493,352	$6,977,266

Class C
Year ended September 30, 2008:
Shares sold	278,170	$3,721,843
Shares issued in reinvestment of dividends and distributions	20,511	287,347
Shares reacquired	(146,870)	(1,937,392)

Net increase (decrease) in shares outstanding	151,811	$2,071,798

Year ended September 30, 2007:
Shares sold	236,631	$3,349,340
Shares issued in reinvestment of dividends and distributions	6,183	84,020
Shares reacquired	(65,092)	(926,984)

Net increase (decrease) in shares outstanding	177,722	$2,506,376

Class R
Year ended September 30, 2008:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	—	$—

January 12, 2007* through September 30, 2007:
Shares sold	181.7	$2,500
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	181.7	$2,500

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	55

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended September 30, 2008:
Shares sold	18,150	$245,352
Shares issued in reinvestment of dividends and distributions	1,255	17,709
Shares reacquired	(7,673)	(98,569)

Net increase (decrease) in shares outstanding	11,732	$164,492

Year ended September 30, 2007:
Shares sold	1,544	$21,479
Shares issued in reinvestment of dividends and distributions	871	11,903
Shares reacquired	(17,121)	(239,960)

Net increase (decrease) in shares outstanding	(14,706)	$(206,578)

*	Inception date.

Note 7. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

In addition, in March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

56	Visit our website at www.jennisondryden.com

Note 8. Borrowings and Overdrafts

The Asset Allocation Funds, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Asset Allocation Funds did not utilize the line of credit during the year ended September 30, 2008.

During the year ended September 30, 2008, the JDAA Moderate and JDAA Growth Asset Allocation Funds paid interest to the custodian for temporary overdrawn balances as follows:

Fund	Number of Days	Approximate Average Balance Outstanding	Weighted Average Interest Rates
Moderate Allocation Fund	76	$164,700	5.81%
Growth Allocation Fund	18	$274,900	5.29%

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	57

JennisonDryden Conservative Allocation Fund

Financial Highlights

Class A
Year Ended September 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.91

Income (loss) from investment operations:
Net investment income	.27
Net realized and unrealized gain (loss) on investment transactions	(1.38)

Total from investment operations	(1.11)

Less Dividends and Distributions:
Dividends from net investment income	(.36)
Distributions from net realized gains	(.16)

Total dividends and distributions	(.52)

Net asset value, end of period	$10.28

Total Return(c):	(9.75)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$27,730
Average net assets (000)	$26,310
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	.75%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income	2.38%
Portfolio turnover rate	24%

(a)	Calculated based upon average shares outstanding during the period.
(b)	Inception date of Class A shares.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.00%, 1.33%, 1.08%, 1.20% and 6.16% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .75%, 1.08%, .83%, .95% and 5.91% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 2.13%, 1.82%, 1.95%, 1.49% and (5.25)% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

58	Visit our website at www.jennisondryden.com

Class A
Year Ended September 30,			March 30, 2004(b) through September 30, 2004
2007(a)	2006	2005(a)

$11.21	$10.78	$10.01	$10.00

.28	.25	.20	.05
.81	.46	.78	(.04)

1.09	.71	.98	.01

(.27)	(.24)	(.21)	—
(.12)	(.04)	—	—

(.39)	(.28)	(.21)	—

$11.91	$11.21	$10.78	$10.01

9.89%	6.71%	9.92%	.10%

$20,683	$11,278	$5,929	$2,548
$16,051	$8,611	$4,136	$1,535

.76%	.77%	.75%	.75	%(f)
.51%	.52%	.50%	.50	%(f)
2.39%	2.26%	1.89%	1.69	%(f)
22%	18%	11%	3	%(g)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	59

JennisonDryden Conservative Allocation Fund

Financial Highlights

continued

Class B
Year Ended September 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.88

Income (loss) from investment operations:
Net investment income	.18
Net realized and unrealized gain (loss) on investment transactions	(1.37)

Total from investment operations	(1.19)

Less Dividends and Distributions:
Dividends from net investment income	(.28)
Distributions from net realized gains	(.16)

Total dividends and distributions	(.44)

Net asset value, end of period	$10.25

Total Return(c):	(10.42)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$20,376
Average net assets (000)	$15,543
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.50%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income	1.61%

(a)	Calculated based upon average shares outstanding during the period.
(b)	Inception date of Class B shares.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.75%, 2.08%, 1.83%, 1.95% and 6.91% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .75%, 1.08%, .83%, .95% and 5.91% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 1.36%, 1.10%, 1.21%, .71% and (6.02)% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

60	Visit our website at www.jennisondryden.com

Class B
Year Ended September 30,			March 30, 2004(b) through September 30, 2004
2007(a)	2006	2005(a)

$11.18	$10.75	$9.97	$10.00

.19	.16	.12	.03
.81	.47	.78	(.06)

1.00	.63	.90	(.03)

(.18)	(.16)	(.12)	—
(.12)	(.04)	—	—

(.30)	(.20)	(.12)	—

$11.88	$11.18	$10.75	$9.97

9.09%	5.91%	9.11%	(.30)%

$13,027	$9,950	$8,241	$5,234
$11,421	$9,007	$7,032	$3,253

1.51%	1.52%	1.50%	1.50	%(e)
.51%	.52%	.50%	.50	%(e)
1.67%	1.52%	1.18%	.93	%(e)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	61

JennisonDryden Conservative Allocation Fund

Financial Highlights

continued

Class C
Year Ended September 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.88

Income (loss) from investment operations:
Net investment income	.18
Net realized and unrealized gain (loss) on investment transactions	(1.37)

Total from investment operations	(1.19)

Less Dividends and Distributions:
Dividends from net investment income	(.28)
Distributions from net realized gains	(.16)

Total dividends and distributions	(.44)

Net asset value, end of period	$10.25

Total Return(c):	(10.42)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,884
Average net assets (000)	$7,240
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.50%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income	1.62%

(a)	Calculated based upon average shares outstanding during the period.
(b)	Inception date of Class C shares.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.75%, 2.08%, 1.83%, 1.95% and 6.91% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .75%, 1.08%, .83%, .95% and 5.91% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 1.37%, 1.08%, 1.21%, .69% and (6.02)% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

62	Visit our website at www.jennisondryden.com

Class C
Year Ended September 30,			March 30, 2004(b) through September 30, 2004
2007(a)	2006	2005(a)

$11.18	$10.75	$9.97	$10.00

.19	.16	.12	.03
.81	.47	.78	(.06)

1.00	.63	.90	(.03)

(.18)	(.16)	(.12)	—
(.12)	(.04)	—	—

(.30)	(.20)	(.12)	—

$11.88	$11.18	$10.75	$9.97

9.09%	5.91%	9.11%	(.30)%

$5,779	$2,955	$1,879	$1,281
$4,039	$2,093	$1,737	$983

1.51%	1.52%	1.50%	1.50	%(e)
.51%	.52%	.50%	.50	%(e)
1.65%	1.53%	1.17%	.91	%(e)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	63

JennisonDryden Conservative Allocation Fund

Financial Highlights

continued

	Class R
	Year Ended September 30, 2008(a)	January 12, 2007(b) through September 30, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.91	$11.33

Income (loss) from investment operations:
Net investment income	.32	.16
Net realized and unrealized gain (loss) on investment transactions	(1.43)	.50

Total from investment operations	(1.11)	.66

Less Dividends and Distributions:
Dividends from net investment income	(.33)	(.08)
Distributions from net realized gains	(.16)	—

Total dividends and distributions	(.49)	(.08)

Net asset value, end of period	$10.31	$11.91

Total Return(c):	(9.75)%	5.86%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2	$3
Average net assets (000)	$3	$3
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.00%	1.01	%(f)
Expenses, excluding distribution and service (12b-1) fees	.50%	.51	%(f)
Net investment income	2.12%	1.90	%(f)

(a)	Calculated based upon average shares outstanding during the period.
(b)	Inception date of Class R shares.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.25% and 1.58% for the year ended September 30, 2008 and the period ended September 30, 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .75% and 1.08% for the year ended September 30, 2008 and the period ended September 30, 2007, respectively. The net investment income ratios would have been 1.87% and 1.33% for the year ended September 30, 2008 and the period ended September 30, 2007, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Annualized.

See Notes to Financial Statements.

64	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

JennisonDryden Conservative Allocation Fund

Financial Highlights

continued

Class Z
Year Ended September 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.95

Income (loss) from investment operations:
Net investment income	.27
Net realized and unrealized gain (loss) on investment transactions	(1.36)

Total from investment operations	(1.09)

Less Dividends and Distributions:
Dividends from net investment income	(.38)
Distributions from net realized gains	(.16)

Total dividends and distributions	(.54)

Net asset value, end of period	$10.32

Total Return(c):	(9.51)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,021
Average net assets (000)	$579
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.50%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income	2.53%

(a)	Calculated based upon average shares outstanding during the period.
(b)	Inception date of Class Z shares.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .75%, 1.08%, .83%, .95% and 5.91% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .75%, 1.08%, .83%, .95% and 5.91% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 2.28%, 2.02%, 2.29%, 1.63% and (5.00)% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

66	Visit our website at www.jennisondryden.com

Class Z
Year Ended September 30,			March 30, 2004(b) through September 30, 2004
2007(a)	2006	2005(a)

$11.25	$10.80	$10.03	$10.00

.30	.27	.24	.09
.82	.49	.77	(.06)

1.12	.76	1.01	.03

(.30)	(.27)	(.24)	—
(.12)	(.04)	—	—

(.42)	(.31)	(.24)	—

$11.95	$11.25	$10.80	$10.03

10.14%	7.05%	10.18%	.30%

$337	$129	$42	$342
$196	$50	$311	$312

.51%	.52%	.50%	.50	%(e)
.51%	.52%	.50%	.50	%(e)
2.59%	2.60%	2.27%	1.90	%(e)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	67

JennisonDryden Moderate Allocation Fund

Financial Highlights

continued

Class A
Year Ended September 30, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.44

Income (loss) from investment operations:
Net investment income	.18
Net realized and unrealized gain (loss) on investment transactions	(2.34)

Total from investment operations	(2.16)

Less Dividends and Distributions:
Dividends from net investment income	(.31)
Distributions from net realized gains	(.33)

Total dividends and distributions	(.64)

Net asset value, end of period	$10.64

Total Return(c):	(16.80)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$51,802
Average net assets (000)	$52,040
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	.75%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income	1.49%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	23%

(a)	Inception date of Class A shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .87%, .79%, .88% and 2.61% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .62%, .54%, .63% and 2.36% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 1.25%, 1.06%, .95% and (1.07)% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively.
(g)	Annualized.
(h)	Not annualized.

See Notes to Financial Statements.

68	Visit our website at www.jennisondryden.com

Class A
Year Ended September 30,						March 30, 2004(a) through September 30, 2004(b)
2007		2006		2005

$12.18		$11.34		$10.03		$10.00

.18		.14		.13		.04
1.45		.85		1.34		(.01)

1.63		.99		1.47		.03

(.21)		(.11)		(.16)		—
(.16)		(.04)		—		—

(.37)		(.15)		(.16)		—

$13.44		$12.18		$11.34		$10.03

13.60%		8.91%		14.77%		.30%

$46,978		$30,263		$19,532		$9,863
$37,930		$24,284		$14,172		$5,632

.76	%(f)	.76	%(f)	.75	%(f)	.75	%(f)(g)
.51	%(f)	.51	%(f)	.50	%(f)	.50	%(f)(g)
1.36	%(f)	1.09	%(f)	1.08	%(f)	.74	%(f)(g)

21%		10%		5%		6	%(h)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	69

JennisonDryden Moderate Allocation Fund

Financial Highlights

continued

Class B
Year Ended September 30, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.36

Income (loss) from investment operations:
Net investment income	.09
Net realized and unrealized gain (loss) on investment transactions	(2.33)

Total from investment operations	(2.24)

Less Dividends and Distributions:
Dividends from net investment income	(.23)
Distributions from net realized gains	(.33)

Total dividends and distributions	(.56)

Net asset value, end of period	$10.56

Total Return(d):	(17.42)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$40,355
Average net assets (000)	$41,167
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.50%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income	.77%

(a)	Inception date of Class B shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Less than $.005 per share.
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.62%, 1.54%, 1.63% and 3.36% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .62%, .54%, .63% and 2.36% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been .53%, .32%, .20% and (1.84)% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively.
(g)	Annualized.
(h)	Less than .005%.

See Notes to Financial Statements.

70	Visit our website at www.jennisondryden.com

Class B
Year Ended September 30,						March 30, 2004(a) through September 30, 2004(b)
2007		2006		2005

$12.13		$11.34		$9.99		$10.00

.09		.05		.04		—	(c)
1.43		.85		1.35		(.01)

1.52		.90		1.39		(.01)

(.13)		(.07)		(.04)		—
(.16)		(.04)		—		—

(.29)		(.11)		(.04)		—

$13.36		$12.13		$11.34		$9.99

12.69%		8.17%		13.95%		(.10)%

$40,308		$31,077		$24,146		$13,124
$35,794		$27,760		$19,913		$7,614

1.51	%(f)	1.51	%(f)	1.50	%(f)	1.50	%(f)(g)
.51	%(f)	.51	%(f)	.50	%(f)	.50	%(f)(g)
.64	%(f)	.35	%(f)	.33	%(f)	—	(f)(g)(h)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	71

JennisonDryden Moderate Allocation Fund

Financial Highlights

continued

Class C
Year Ended September 30, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.35

Income (loss) from investment operations:
Net investment income	.09
Net realized and unrealized gain (loss) on investment transactions	(2.32)

Total from investment operations	(2.23)

Less Dividends and Distributions:
Dividends from net investment income	(.23)
Distributions from net realized gains	(.33)

Total dividends and distributions	(.56)

Net asset value, end of period	$10.56

Total Return(d):	(17.35)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$15,024
Average net assets (000)	$15,886
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.50%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income (loss)	.74%

(a)	Inception date of Class C shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Less than $.005 per share.
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.62%, 1.54%, 1.63% and 3.36% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .62%, .54%, .63% and 2.36% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been .50%, .30%, .21% and (2.02)% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively.
(g)	Annualized.

See Notes to Financial Statements.

72	Visit our website at www.jennisondryden.com

Class C
Year Ended September 30,						March 30, 2004(a) through September 30, 2004(b)
2007		2006		2005

$12.12		$11.34		$9.99		$10.00

.09		.05		.04		—	(c)
1.43		.84		1.35		(.01)

1.52		.89		1.39		(.01)

(.13)		(.07)		(.04)		—
(.16)		(.04)		—		—

(.29)		(.11)		(.04)		—

$13.35		$12.12		$11.34		$9.99

12.70%		7.80%		14.05%		(.10)%

$13,690		$8,509		$4,989		$3,250
$11,212		$6,768		$4,321		$2,407

1.51	%(f)	1.51	%(f)	1.50	%(f)	1.50	%(f)(g)
.51	%(f)	.51	%(f)	.50	%(f)	.50	%(f)(g)
.61	%(f)	.33	%(f)	.35	%(f)	(.02	)%(f)(g)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	73

JennisonDryden Moderate Allocation Fund

Financial Highlights

continued

	Class R
	Year Ended September 30, 2008(b)	January 12, 2007(a) through September 30, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.42	$12.45

Income (loss) from investment operations:
Net investment income	.17	.07
Net realized and unrealized gain (loss) on investment transactions	(2.35)	.90

Total from investment operations	(2.18)	.97

Less Dividends and Distributions:
Dividends from net investment income	(.28)	—
Distributions from net realized gains	(.33)	—

Total dividends and distributions	(.61)	—

Net asset value, end of period	$10.63	$13.42

Total Return(c):	(16.93)%	7.79%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2	$3
Average net assets (000)	$2	$3
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.00%	1.01	%(f)(g)
Expenses, excluding distribution and service (12b-1) fees	.50%	.51	%(f)(g)
Net investment income	1.41%	.73	%(f)(g)

(a)	Inception date of Class R shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 1.12% for the period ended September 30, 2007. The expense ratio excluding distribution and service (12b-1) fees would have been .62% for the period ended September 30, 2007. The net investment income ratio would have been .67% for the period ended September 30, 2007.
(g)	Annualized.

See Notes to Financial Statements.

74	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

JennisonDryden Moderate Allocation Fund

Financial Highlights

continued

Class Z
Year Ended September 30, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.46

Income (loss) from investment operations:
Net investment income	.20
Net realized and unrealized gain (loss) on investment transactions	(2.33)

Total from investment operations	(2.13)

Less Dividends and Distributions:
Dividends from net investment income	(.34)
Distributions from net realized gains	(.33)

Total dividends and distributions	(.67)

Net asset value, end of period	$10.66

Total Return(c):	(16.57)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,290
Average net assets (000)	$2,675
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.50%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income	1.62%

(a)	Inception date of Class Z shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .62%, .54%, .63% and 2.36% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .62%, .54%, .63% and 2.36% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been 1.55%, 1.23%, 1.28% and (1.17)% for the years ended September 30, 2007, 2006, 2005 and the period ended September 30, 2004, respectively.
(f)	Annualized.

See Notes to Financial Statements.

76	Visit our website at www.jennisondryden.com

Class Z
Year Ended September 30,						March 30, 2004(a) through September 30, 2004(b)
2007		2006		2005

$12.19		$11.36		$10.04		$10.00

.20		.17		.18		.05
1.46		.82		1.33		(.01)

1.66		.99		1.51		.04

(.23)		(.12)		(.19)		—
(.16)		(.04)		—		—

(.39)		(.16)		(.19)		—

$13.46		$12.19		$11.36		$10.04

13.86%		8.83%		15.18%		.40%

$2,108		$1,580		$513		$580
$1,826		$1,268		$600		$497

.51	%(e)	.51	%(e)	.50	%(e)	.50	%(e)(f)
.51	%(e)	.51	%(e)	.50	%(e)	.50	%(e)(f)
1.66	%(e)	1.26	%(e)	1.43	%(e)	.97	%(e)(f)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	77

JennisonDryden Growth Allocation Fund

Financial Highlights

continued

Class A
Year Ended September 30, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$15.08

Income (loss) from investment operations:
Net investment income (loss)	.08
Net realized and unrealized gain (loss) on investment transactions	(3.53)

Total from investment operations	(3.45)

Less Dividends and Distributions:
Dividends from net investment income	(.30)
Distributions from net realized gains	(.29)

Total dividends and distributions	(.59)

Net asset value, end of period	$11.04

Total Return(c):	(23.72)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$26,501
Average net assets (000)	$28,816
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	.76%
Expenses, excluding distribution and service (12b-1) fees	.51%
Net investment income (loss)	.60%
Portfolio turnover rate	22%

(a)	Inception date of Class A shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns include the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .94%, 1.23%, .96%, 1.20% and 4.82% for the years ended September, 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .69%, .98%, .71%, .95% and 4.57% for the years ended September 30, 2008, 2007, 2006, 2005 and period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been .42%, (.25)%, (.27)%, (.47)% and (4.51)% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

78	Visit our website at www.jennisondryden.com

Class A
Year Ended September 30,			March 30, 2004(a)(b) through September 30, 2004
2007(b)	2006	2005

$13.15	$11.99	$10.01	$10.00

.03	.01	.01	(.02)
2.18	1.24	2.00	.03

2.21	1.25	2.01	.01

(.15)	(.08)	(.03)	—
(.13)	(.01)	—	—

(.28)	(.09)	(.03)	—

$15.08	$13.15	$11.99	$10.01

17.01%	10.61%	20.02%	.10%

$26,015	$13,666	$7,573	$3,421
$19,510	$10,479	$5,125	$2,226

.76%	.77%	.75%	.75	%(f)
.51%	.52%	.50%	.50	%(f)
.22%	(.08)%	(.02)%	(.40	)%(f)
16%	8%	6%	6	%(g)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	79

JennisonDryden Growth Allocation Fund

Financial Highlights

continued

Class B
Year Ended September 30, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.93

Income (loss) from investment operations:
Net investment loss	(.02)
Net realized and unrealized gain (loss) on investment transactions	(3.49)

Total from investment operations	(3.51)

Less Dividends and Distributions:
Dividends from net investment income	(.21)
Distributions from net realized gains	(.29)

Total dividends and distributions	(.50)

Net asset value, end of period	$10.92

Total Return(c):	(24.26)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$28,335
Average net assets (000)	$31,100
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.51%
Expenses, excluding distribution and service (12b-1) fees	.51%
Net investment loss	(.13)%

(a)	Inception date of Class B shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns include the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.69%, 1.98%, 1.71%, 1.95% and 5.57% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .69%, .98%, .71%, .95% and 4.57% for the years ended September 30, 2008, 2007, 2006, 2005 and period ended September 30, 2004, respectively. The net investment loss ratios would have been (.31)%, (.95)%, (.99)%, (1.25)% and (5.09)% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

80	Visit our website at www.jennisondryden.com

Class B
Year Ended September 30,			March 30, 2004(a)(b) through September 30, 2004
2007(b)	2006	2005

$13.05	$11.90	$9.98	$10.00

(.07)	(.08)	(.07)	(.06)
2.15	1.24	1.99	.04

2.08	1.16	1.92	(.02)

(.07)	—	—	—
(.13)	(.01)	—	—

(.20)	(.01)	—	—

$14.93	$13.05	$11.90	$9.98

16.09%	9.95%	19.04%	(.20)%

$29,171	$19,062	$13,552	$6,585
$23,884	$16,203	$10,343	$3,987

1.51%	1.52%	1.50%	1.50	%(e)
.51%	.52%	.50%	.50	%(e)
(.48)%	(.80)%	(.80)%	(1.15	)%(e)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	81

JennisonDryden Growth Allocation Fund

Financial Highlights

continued

Class C
Year Ended September 30, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.92

Income (loss) from investment operations:
Net investment loss	(.02)
Net realized and unrealized gain (loss) on investment transactions	(3.47)

Total from investment operations	(3.49)

Less Dividends and Distributions:
Dividends from net investment income	(.21)
Distributions from net realized gains	(.29)

Total dividends and distributions	(.50)

Net asset value, end of period	$10.93

Total Return(c):	(24.13)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,135
Average net assets (000)	$9,082
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.51%
Expenses, excluding distribution and service (12b-1) fees	.51%
Net investment loss	(.11)%

(a)	Inception date of Class C shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns include the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.69%, 1.98%, 1.71%, 1.95% and 5.57%, for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .69%, .98%, .71%, .95% and 4.57% for the years ended September 30, 2008, 2007, 2006, 2005 and period ended September 30, 2004, respectively. The net investment loss ratios would have been (.29)%, (.96)%, (1.02)%, (1.22)% and (5.46)% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

82	Visit our website at www.jennisondryden.com

Class C
Year Ended September 30,			March 30, 2004(a)(b) through September 30, 2004
2007(b)	2006	2005

$13.04	$11.91	$9.98	$10.00

(.07)	(.07)	(.07)	(.06)
2.15	1.21	2.00	.04

2.08	1.14	1.93	(.02)

(.07)	—	—	—
(.13)	(.01)	—	—

(.20)	(.01)	—	—

$14.92	$13.04	$11.91	$9.98

16.10%	9.68%	19.24%	(.20)%

$8,843	$5,411	$2,746	$1,711
$7,282	$3,860	$2,268	$1,282

1.51%	1.52%	1.50%	1.50	%(e)
.51%	.52%	.50%	.50	%(e)
(.49)%	(.83)%	(.74)%	(1.14	)%(e)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	83

JennisonDryden Growth Allocation Fund

Financial Highlights

continued

	Class R
	Year Ended September 30, 2008(b)	January 12, 2007(a)(b) through September 30, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$15.04	$13.76

Income (loss) from investment operations
Net investment income (loss)	.07	(.06)
Net realized and unrealized gain (loss) on investment transactions	(3.54)	1.34

Total from investment operations	(3.47)	1.28

Less Dividends and Distributions
Dividends from net investment income	(.24)	—
Distributions from net realized gains	(.29)	—

Total dividends and distributions	(.53)	—

Net asset value, end of period	$11.04	$15.04

Total Return(c):	(23.84)%	9.30%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2	$3
Average net assets (000)	$2	$3
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.01%	1.01	%(f)
Expenses, excluding distribution and service (12b-1) fees	.51%	.51	%(f)
Net investment income (loss)	.49%	(.59	)%(f)

(a)	Inception date of Class R shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns include the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.19% and 1.48% for the year ended September 30, 2008 and the period ended September 30, 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .69% and .98% for the years ended September 30, 2008 and period ended September 30, 2007, respectively. The net investment income/(loss) ratios would have been .31% and (1.01)% for the year ended September 30, 2008 and the period ended September 30, 2007. Does not include expenses of the investment companies in which the Fund invests.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fee to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Annualized.

See Notes to Financial Statements.

84	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

JennisonDryden Growth Allocation Fund

Financial Highlights

continued

Class Z
Year Ended September 30, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$15.11

Income (loss) from investment operations:
Net investment income (loss)	.12
Net realized and unrealized gain (loss) on investment transactions	(3.53)

Total from investment operations	(3.41)

Less Dividends and Distributions:
Dividends from net investment income	(.33)
Distributions from net realized gains	(.29)

Total dividends and distributions	(.62)

Net asset value, end of period	$11.08

Total Return(c):	(23.44)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$438
Average net assets (000)	$426
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.51%
Expenses, excluding distribution and service (12b-1) fees	.51%
Net investment income (loss)	.88%

(a)	Inception date of Class Z shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns include the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .69%, .98%, .71%, .95% and 4.57% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .69%, .98%, .71%, .95% and 4.57% for the years ended September 30, 2008, 2007, 2006, 2005 and period ended September 30, 2004, respectively. The net investment income/(loss) ratios would have been .70%, .19%, (.12)%, (.19)%, and (4.67)% for the years ended September 30, 2008, 2007, 2006, 2005 and the period ended September 30, 2004, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

86	Visit our website at www.jennisondryden.com

Class Z
Year Ended September 30,			March 30, 2004(a)(b) through September 30, 2004
2007(b)	2006	2005

$13.18	$12.02	$10.03	$10.00

.10	.02	.04	(.01)
2.14	1.27	2.00	.04

2.24	1.29	2.04	.03

(.18)	(.12)	(.05)	—
(.13)	(.01)	—	—

(.31)	(.13)	(.05)	—

$15.11	$13.18	$12.02	$10.03

17.23%	10.77%	20.40%	.30%

$420	$560	$443	$279
$500	$662	$329	$237

.51%	.52%	.50%	.50	%(e)
.51%	.52%	.50%	.50	%(e)
.67%	.07%	.28%	(.14	)%(e)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	87

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities of the JennisonDryden Asset Allocation Funds (comprised of JennisonDryden Conservative Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Growth Allocation Fund, three of the series constituting The Prudential Investment Portfolio, Inc., hereafter referred to as the “Funds”), including the portfolios of investments, as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from March 30, 2004 (commencement of operations) to September 30, 2004. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2008, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from March 30, 2004 to September 30, 2004, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 24, 2008

88	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (September 30, 2008) as to the federal income tax status of dividends paid during such fiscal year. We are advising you that during its fiscal year ended September 30, 2008, dividends and distributions paid from net investment income and long-term capital gains for Class A, B, C, R and Z shares were as follows:

JennisonDryden Conservative Allocation Fund	Ordinary Income	Long-Term Capital Gains	Total
Class A	$0.468	$0.050	$0.518
Class B	$0.386	$0.050	$0.436
Class C	$0.386	$0.050	$0.436
Class R	$0.436	$0.050	$0.486
Class Z	$0.494	$0.050	$0.544

JennisonDryden Moderate Allocation Fund	Ordinary Income	Long-Term Capital Gains	Total
Class A	$0.483	$0.161	$0.644
Class B	$0.404	$0.161	$0.565
Class C	$0.404	$0.161	$0.565
Class R	$0.454	$0.161	$0.615
Class Z	$0.514	$0.161	$0.675

JennisonDryden Growth Allocation Fund	Ordinary Income	Long-Term Capital Gains	Total
Class A	$0.465	$0.126	$0.591
Class B	$0.373	$0.126	$0.499
Class C	$0.373	$0.126	$0.499
Class R	$0.405	$0.126	$0.531
Class Z	$0.496	$0.126	$0.622

For federal income tax purposes, ordinary income dividends and short-term capital gain distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as capital gains.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	89

Federal Income Tax Information

(Unaudited) continued

We wish to advise you that JennisonDryden Asset Allocation Funds paid ordinary income dividends in the fiscal year ended September 30, 2008 that qualified for corporate dividend received deduction available to corporate taxpayers:

JennisonDryden Conservative Allocation Fund	4.57%
JennisonDryden Moderate Allocation Fund	18.25%
JennisonDryden Growth Allocation Fund	34.37%

Only funds that invest in U.S. equity securities are entitled to pass through corporate dividends received deduction.

For the fiscal year ended September 30, 2008, JennisonDryden Asset Allocation Funds designated ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003 as follows:

JennisonDryden Conservative Allocation Fund	7.08%
JennisonDryden Moderate Allocation Fund	22.02%
JennisonDryden Growth Allocation Fund	43.33%

Further, JennisonDryden Asset Allocation Funds designate ordinary dividends as interest related dividends (QII) and short-term capital gain dividends (QSTCG) under The American Creation Act of 2004 as follows:

	QII	QSTCG
JennisonDryden Conservative Allocation Fund	65.15%	60.20%
JennisonDryden Moderate Allocation Fund	35.67%	50.60%
JennisonDryden Growth Allocation Fund	17.63%	50.29%

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2008.

90	Visit our website at www.jennisondryden.com

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008)
Linda W. Bynoe (56) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co (broker- dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 63	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 63	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds

Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 63	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 63

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Visit our website at www.jennisondryden.com

Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 147

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).
Andrew R. French (45) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Visit our website at www.jennisondryden.com

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds

Approval of Advisory Agreements

The Board of Directors (the “Board”) of The Prudential Investment Portfolios, Inc. oversees the management of the JennisonDryden Asset Allocation Funds, which consist of JennisonDryden Conservative Allocation Fund, JennisonDryden Moderate Allocation Fund, and JennisonDryden Growth Allocation Fund (each a “Fund” and together the “Funds”), and, as required by law, determine annually whether to renew each Fund’s management agreement with Prudential Investments LLC (“PI”) and each Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed each Fund in various quartiles over the one- and three-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to each Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between each Fund and PI, which serves as each Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as each Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to each Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance, and other services to each Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Funds. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of each Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and QMA. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to each Fund by QMA, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Visit our website at www.jennisondryden.com

Performance of the Funds

The Board received and considered information about each Fund’s historical performance, as discussed below:

JennisonDryden Conservative Allocation Fund. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe)1 was in the first quartile over the one- and three-year periods. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

JennisonDryden Moderate Allocation Fund. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe)2 was in the second quartile over the one-year period and in the first quartile over the three-year period. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

JennisonDryden Growth Allocation Fund. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Multi-Cap Core Funds Performance Universe) was in the third quartile over the one-year period, and in the second quartile over the three-year period. The Board also noted that the Fund outperformed against its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive longer-term performance against its Performance Universe and competitive performance against its benchmark index, it would be in the interest of the Fund and its shareholders to renew the agreements.

[1]

For JennisonDryden Conservative Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe, although Lipper classifies the Fund in its Mixed-Asset Target Allocation Moderate Funds Performance Universe. The Fund was compared to the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

[2]

For JennisonDryden Moderate Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe, although Lipper classifies the Fund in its Mixed-Asset Target Allocation Growth Funds Performance Universe. The Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for fund performance comparisons.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds

Approval of Advisory Agreements (continued)

Fees and Expenses

JennisonDryden Conservative Allocation Fund. The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s first quartiles, and that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board considered PI’s recommendation to continue the existing cap on annual operating expenses of 0.50% (exclusive of 12b-1 fees and certain other fees) and concluded that, in light of the Fund’s short operational history and competitive performance, this recommendation was not unreasonable. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

JennisonDryden Moderate Allocation Fund. The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s first quartile, and that the Fund’s total expenses ranked in the Expense Group’s second quartile. The Board considered PI’s recommendation to continue the existing cap on annual operating expenses of 0.50% (exclusive of 12b-1 fees and certain other fees) and concluded that, in light of the Fund’s short operational history and competitive performance, this recommendation was not unreasonable. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

JennisonDryden Growth Allocation Fund. The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s first quartile, and that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board considered PI’s recommendation to continue the existing cap on annual operating expenses of 0.50% (exclusive of 12b-1 fees and certain other fees) and concluded that, in light of the Fund’s short operation history and competitive performance, this recommendation was not unreasonable. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as each Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital

Visit our website at www.jennisondryden.com

structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for each Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as each Fund’s assets grow beyond current levels. In light of each Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in each Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by each Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Funds. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of each Fund and its shareholders.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds

JennisonDryden Conservative Allocation Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/08
	One Year	Since Inception
Class A	–14.55%	2.19%
Class B	–14.65	2.48
Class C	–11.11	2.71
Class R	–9.57	–2.51
Class Z	–9.42	3.77

Average Annual Total Returns (Without Sales Charges) as of 9/30/08
	One Year	Since Inception
Class A	–9.57%	3.48%
Class B	–10.33	2.69
Class C	–10.25	2.71
Class R	–9.57	–2.51
Class Z	–9.42	3.77

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.86%; Class B, 2.56%; Class C, 2.56%; Class R, 2.31%; Class Z, 1.56%. Net operating expenses apply to: Class A, 1.56%; Class B, 2.31%; Class C, 2.31%; Class R, 1.81%; Class Z, 1.31%, after contractual reduction through 1/31/2010. These figures include a weighted average of the net operating expenses of the underlying Funds in which the Fund invests. Such expenses, annualized, amounted to 0.81% for each share class.

Visit our website at www.jennisondryden.com

Sources: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07.

The graph compares a $10,000 investment in the JennisonDryden Conservative Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the Russell 1000 Index, and the JennisonDryden Asset Allocation (JDAA) Conservative Customized Blend by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2008) as measured on a quarterly basis. The S&P 500 Index, Russell 1000 Index, and JDAA Conservative Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2008, the returns shown in the graph would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The JDAA Conservative Customized Blend is a model portfolio consisting of the Russell 3000 Index (25%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE ND) Index (10%), the Barclays Capital U.S. Aggregate Index (30%), the Merrill Lynch 1-3 Year Corporate Index (30%), and the Standard & Poor’s (S&P) Developed BMI Property Index (5%). Each component of the JDAA Conservative Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Conservative Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds

JennisonDryden Moderate Allocation Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/08
	One Year	Since Inception
Class A	–21.30%	2.54%
Class B	–21.29	2.85
Class C	–18.14	3.03
Class R	–16.86	–6.17
Class Z	–16.49	4.06

Average Annual Total Returns (Without Sales Charges) as of 9/30/08
	One Year	Since Inception
Class A	–16.72%	3.84%
Class B	–17.34	3.05
Class C	–17.35	3.03
Class R	–16.86	–6.17
Class Z	–16.49	4.06

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.64%; Class B, 2.34%; Class C, 2.34%; Class R, 2.09%; Class Z, 1.34%. Net operating expenses apply to: Class A, 1.59%; Class B, 2.34%; Class C, 2.34%; Class R, 1.84%; Class Z, 1.34%, after contractual reduction through 1/31/2010. These figures include a weighted average of the net operating expenses of the underlying Funds in which the Fund invests. Such expenses, annualized, amounted to 0.84% for each share class.

Visit our website at www.jennisondryden.com

Sources: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07.

The graph compares a $10,000 investment in the JennisonDryden Moderate Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the Russell 1000 Index, and the JennisonDryden Asset Allocation (JDAA) Moderate Customized Blend by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2008) as measured on a quarterly basis. The S&P 500 Index, Russell 1000 Index, and JDAA Moderate Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2008, the returns shown in the graph would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The JDAA Moderate Customized Blend is a model portfolio consisting of the Russell 3000 Index (45%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE ND) Index (15%), the Barclays Capital U.S. Aggregate Index (20%), the Merrill Lynch 1-3 Year Corporate Index (15%), and the Standard & Poor’s (S&P) Developed BMI Property Index (5%). Each component of the JDAA Moderate Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Moderate Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds

JennisonDryden Growth Allocation Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/08
	One Year	Since Inception
Class A	–27.92%	2.56%
Class B	–27.91	2.92
Class C	–24.93	3.12
Class R	–23.84	–10.11
Class Z	–23.44	4.14

Average Annual Total Returns (Without Sales Charges) as of 9/30/08
	One Year	Since Inception
Class A	–23.72%	3.86%
Class B	–24.26	3.12
Class C	–24.20	3.12
Class R	–23.84	–10.11
Class Z	–23.44	4.14

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.86%; Class B, 2.56%; Class C, 2.56%; Class R, 2.31%; Class Z, 1.56%. Net operating expenses apply to: Class A, 1.63%; Class B, 2.38%; Class C, 2.38%; Class R, 1.88%; Class Z, 1.38%, after contractual reduction through 1/31/2010. These figures include a weighted average of the net operating expenses of the underlying Funds in which the Fund invests. Such expenses, annualized, amounted to 0.87% for each share class.

Visit our website at www.jennisondryden.com

Sources: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07.

The graph compares a $10,000 investment in the JennisonDryden Growth Allocation Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the Russell 1000 Index, and the JennisonDryden Asset Allocation (JDAA) Growth Customized Blend by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2008) as measured on a quarterly basis. The S&P 500 Index, Russell 1000 Index, and JDAA Growth Customized Blend data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2008, the returns shown in the graph would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The JDAA Growth Customized Blend is a model portfolio consisting of the Russell 3000 Index (60%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE ND) Index (25%), the Barclays Capital U.S. Aggregate Index (10%), and the Standard & Poor’s (S&P) Developed BMI Property Index (5%). Each component of the JDAA Growth Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Growth Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Funds has delegated to each Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of each of the JennisonDryden Asset Allocation Funds carefully before investing. The prospectus for the JennisonDryden Asset Allocation Funds contains this and other information about the JennisonDryden Asset Allocation Funds. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, JennisonDryden Asset Allocation Funds, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under The Prudential Investment Portfolios, Inc. name. Each Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. Each Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. Each Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

JennisonDryden Asset Allocation Funds
	Class A		Class B		Class C		Class R		Class Z
	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP
Conservative Allocation	JDUAX	74437E750	JDABX	74437E743	JDACX	74437E735	JDARX	74437E628	JDAZX	74437E784
Moderate Allocation	JDTAX	74437E727	JDMBX	74437E719	JDMCX	74437E693	JMARX	74437E610	JDMZX	74437E776
Growth Allocation	JDAAX	74437E685	JDGBX	74437E677	JDGCX	74437E669	JGARX	74437E594	JDGZX	74437E768

MF194E    IFS-A158560 Ed. 11/2008

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2008 and September 30, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $136,962 and $125,576, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $0 and $340,700, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Prudential Investment Portfolios, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date November 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date November 24, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date November 24, 2008

*	Print the name and title of each signing officer under his or her signature.